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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

GTx, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPIES—SUBJECT TO COMPLETION

175 Toyota Plaza
7th Floor
Memphis, Tennessee 38103
(901) 523-9700

March     , 2015

Dear Stockholder:

            I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders to be held on Wednesday, May 6, 2015, at 4:00 p.m. Central Daylight Time at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103.

            At this year's meeting, you will be asked to approve the election of the three nominees for director named in the accompanying proxy statement, to approve the amendment and restatement of our 2013 Equity Incentive Plan, and to ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for 2015. You will also be asked to approve an amendment to GTx's charter to increase the number of authorized shares of GTx's common stock, as well as to approve a series of alternate amendments to GTx's charter to effect a reverse stock split that, if so effected, would effect a corresponding reduction in the number of authorized shares of GTx's common stock.

            I urge you to vote, as the Board of Directors has recommended, for all of our director nominees and for each of the other proposals to be presented to our stockholders for approval at the Annual Meeting.

            Attached you will find a notice of meeting (which includes a notice of Internet availability of our proxy materials) and proxy statement that contains further information about these items as well as specific details of the meeting.

            Your vote is important.    Whether or not you expect to attend the meeting, I encourage you to vote. Please sign and return your proxy card, or use the telephone or Internet voting prior to the meeting. This will assure that your shares will be represented and voted at the meeting, even if you cannot attend.

Sincerely,
Marc S. Hanover Chief Executive Officer

PRELIMINARY COPIES—SUBJECT TO COMPLETION

175 Toyota Plaza, 7th Floor
Memphis, Tennessee 38103
(901) 523-9700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2015 GTx, Inc. Annual Meeting of Stockholders:

WHEN	4:00 p.m. (Central Daylight Time) on Wednesday, May 6, 2015.
WHERE	The Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103.
ITEMS OF BUSINESS	1.	To elect the three nominees for Class II director named in the accompanying proxy statement to serve until the 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualified (Proposal No. 1);
	2.	To approve an amendment to GTx's Restated Certificate of Incorporation to increase the number of authorized shares of GTx's common stock from 200,000,000 shares to 400,000,000 shares (Proposal No. 2);
	3.	To approve a series of alternate amendments to GTx's Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors:
• a reverse stock split of GTx's common stock at a reverse stock split ratio ranging from one-for-five (1:5) and one-for-fifteen (1:15), inclusive;

•

a corresponding reduction in the total number of authorized shares of GTx's common stock as illustrated in the tables under the caption "—Effects of the Reverse Stock Split" in the section of the accompanying proxy statement entitled "Proposal No. 3—Approval of Reverse Stock Split of our Common Stock and a Corresponding Reduction in Authorized Shares of Common Stock";

with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to GTx's 2016 Annual Meeting of Stockholders (Proposal No. 3);
	4.	To approve the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan to increase the maximum number of shares of common stock subject to appreciation and performance-based awards granted thereunder, as more specifically described in the accompanying proxy statement (Proposal No. 4);
	5.	To ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal No. 5); and
	6.	To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.
RECORD DATE	You are entitled to vote if you are a stockholder of record at the close of business on March 9, 2015.
VOTING BY PROXY	The Board of Directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the meeting. Please see the attached proxy statement and enclosed proxy card for information on submitting your proxy over the Internet, by telephone, or by mailing back the traditional proxy card (no extra postage is needed for the enclosed envelope if mailed in the U.S.). If you later decide to vote at the meeting, information on revoking your proxy prior to the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card you receive in order to ensure that all of your shares are represented and voted. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
ATTENDANCE AT MEETING	If you plan to attend, please be sure to mark the box provided on the proxy card or indicate your attendance when prompted during your Internet or telephone submission.
RECOMMENDATIONS	The Board of Directors recommends that you vote "FOR" all of our nominees for Class II director, and "FOR" the approval of Proposal Nos. 2, 3, 4 and 5.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 6, 2015, at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103

The proxy statement and annual report to stockholders are available at
www.edocumentview.com/GTXI

Your vote is important.    Whether or not you expect to attend the meeting, please submit your proxy promptly in order to assure that a quorum is present. Thank you for your attention to this important matter.

By Order of the Board of Directors,

Henry P. Doggrell Vice President, Chief Legal Officer and Secretary

Memphis, Tennessee
March       , 2015

PRELIMINARY COPIES—SUBJECT TO COMPLETION

GTx, Inc.
175 Toyota Plaza, 7th Floor
Memphis, Tennessee 38103
(901) 523-9700

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

            The enclosed proxy is solicited by the Board of Directors of GTx, Inc. for use at the 2015 Annual Meeting of Stockholders. Your vote is very important. For this reason, the Board of Directors is requesting that you allow your shares to be represented at the 2015 Annual Meeting of Stockholders by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board of Directors, we are mailing this proxy statement, the enclosed proxy card, and our 2014 Annual Report to all stockholders entitled to vote at the Annual Meeting beginning on or about April     , 2015.

            In this proxy statement, terms such as "we," "us" and "our" refer to GTx, Inc., which may also be referred to from time to time as "GTx."

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

            The Annual Meeting will be held at 4:00 p.m., Central Daylight Time, on Wednesday, May 6, 2015.

Where will the Annual Meeting be held?

            The Annual Meeting will be held at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103. For directions to attend the Annual Meeting, please contact Investor Relations. The contact information for Investor Relations is described under "Who should I contact if I have any questions?" below. Information on how to vote in person at the Annual Meeting is discussed below.

What items will be voted on at the Annual Meeting?

            There are five matters scheduled for a vote:

  •
  To elect the three nominees for Class II director named herein to serve until the 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

  •
  To approve an amendment to GTx's Restated Certificate of Incorporation to increase the number of authorized shares of GTx's common stock from 200,000,000 shares to 400,000,000 shares;

  •
  To approve a series of alternate amendments to GTx's Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors:

  •
  a reverse stock split of GTx's common stock at a reverse stock split ratio ranging from one-for-five (1:5) and one-for-fifteen (1:15), inclusive;

    •
    a corresponding reduction in the total number of authorized shares of GTx's common stock as illustrated in the tables under the caption "—Effects of the Reverse Stock Split" in the section of this proxy statement entitled "Proposal No. 3—Approval of Reverse Stock Split of our Common Stock and a Corresponding Reduction in Authorized Shares of Common Stock";

    with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to GTx's 2016 Annual Meeting of Stockholders (which proposal we refer to in this proxy statement as the "Reverse Stock Split Proposal");

  •
  To approve the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan to increase the maximum number of shares of common stock subject to appreciation and performance-based awards granted thereunder; and

  •
  To ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015.

            As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors' recommendations?

            Our Board of Directors recommends that you vote:

  •
  "FOR" the election of all of the nominees named herein to serve on the Board of Directors;

  •
  "FOR" the approval of an amendment to GTx's Restated Certificate of Incorporation to increase the number of authorized shares of GTx's common stock from 200,000,000 shares to 400,000,000 shares;

  •
  "FOR" the Reverse Stock Split Proposal;

  •
  "FOR" the approval of the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan to increase the maximum number of shares of common stock subject to appreciation and performance-based awards granted thereunder; and

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015.

Will GTx's directors be in attendance at the Annual Meeting?

            GTx encourages, but does not require, its directors to attend annual meetings of stockholders. However, GTx currently anticipates that all of its directors will attend the Annual Meeting. All but one of GTx's then-current directors attended the 2014 Annual Meeting of Stockholders.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

            Only stockholders of record at the close of business on the record date, March 9, 2015, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual

Meeting. As of the close of business on March 9, 2015, GTx had [140,325,643] shares of common stock outstanding.

            Stockholders of Record: Shares Registered in Your Name.    If on March 9, 2015, your shares were registered directly in your name with GTx's transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on March 9, 2015, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

            You may either vote "FOR" each nominee to the Board of Directors or you may withhold your vote for any nominee that you specify. With respect to Proposal Nos. 2, 3, 4 and 5, you may vote "FOR" or "AGAINST", or abstain from voting. The procedures for voting are fairly simple:

            Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already previously voted by proxy, in which event your proxy vote will be disregarded.

  •
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  •
  To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To submit a proxy over the telephone, dial toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada using a touch-tone phone and follow the instructions provided by the recorded message. Your vote must be received by 1:00 a.m. Central Daylight Time on May 5, 2015 to be counted.

  •
  To submit a proxy on the Internet, go to www.envisionreports.com/GTXI to complete an electronic proxy card and follow the steps outlined on the secured website. Your vote must be received by 1:00 a.m. Central Daylight Time on May 5, 2015 to be counted.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from GTx. Simply complete and mail the proxy card to ensure that your vote is counted.

Alternatively, you may vote by proxy over the telephone or on the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

            On each matter to be voted upon, you have one vote for each share of common stock you own as of March 9, 2015.

What if I return a proxy card but do not make specific choices?

            Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record and you do not specify your vote on each proposal individually when submitting a proxy via the internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted as follows:

  •
  "FOR" the election of each of the nominees named herein to serve on the Board of Directors;

  •
  "FOR" the approval of an amendment to GTx's Restated Certificate of Incorporation to increase the number of authorized shares of GTx's common stock from 200,000,000 shares to 400,000,000 shares;

  •
  "FOR" the Reverse Stock Split Proposal;

  •
  "FOR" the approval of the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan to increase the maximum number of shares of common stock subject to appreciation and performance-based awards granted thereunder; and

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015.

            If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her best judgment.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

Can I change my vote after submitting my proxy card?

            Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy bearing a later date;

  •
  You may send a written notice that you are revoking your proxy to GTx, Inc. at 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, Attention: Henry P. Doggrell, Corporate Secretary; or

  •
  You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

            If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

            Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count "FOR," "WITHHOLD" and broker non-votes with respect to the election of directors, and, with respect to Proposal Nos. 2, 3, 4 and 5, "FOR" and "AGAINST" votes, abstentions and broker non-votes. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. In this regard, the election of directors (Proposal No. 1) and the proposal to approve the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan (Proposal No. 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore GTx expects broker non-votes on Proposal Nos. 1 and 4. In addition, it is possible that brokers will not have discretionary voting authority with respect to the amendment to GTx's Restated Certificate of Incorporation to increase the number of authorized shares of GTx's common stock (Proposal No. 2) and/or the Reverse Stock Split Proposal (Proposal No. 3) in which case, if you do not instruct your broker how to vote with respect to Proposal Nos. 2 or 3, your broker may not vote with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

            Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as "AGAINST" votes on Proposal Nos. 2, 3, 4 and 5. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on Proposal Nos. 1, 4 or 5. Broker non-votes will, however, have the same effect as an "AGAINST" vote on Proposal Nos. 2 and 3.

What is the vote required for each proposal?

  •
  For the election of the Class II directors, the three nominees receiving the most "FOR" votes (among votes properly cast in person or by proxy) will be elected.

  •
  To be approved, Proposal No. 2, the approval of an amendment to GTx's Restated Certificate of Incorporation to increase the number of authorized shares of GTx's common stock from 200,000,000 shares to 400,000,000 shares, must receive a "FOR" vote from at least a majority of the outstanding shares of our common stock.

  •
  To be approved, Proposal No. 3, the Reverse Stock Split Proposal, must receive a "FOR" vote from at least a majority of the outstanding shares of our common stock.

  •
  To be approved, Proposal No. 4, the approval of the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan to increase the maximum number of shares of common stock subject to appreciation and performance-based awards granted thereunder, must receive a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

  •
  To be approved, Proposal No. 5, the ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015, must receive a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

How many shares must be present to constitute a quorum for the Annual Meeting?

            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 9, 2015, the record date, there were [140,325,643] shares outstanding and entitled to vote. Thus, at least [70,162,822] shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

            Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

            Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a current report on Form 8-K filed by GTx with the Securities and Exchange Commission on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8 K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

 ADDITIONAL MEETING-RELATED INFORMATION

How and when may I submit a stockholder proposal for GTx's 2016 Annual Meeting?

            Our annual meeting of stockholders generally is held in April or May of each year. We will consider for inclusion in our proxy materials for the 2016 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices no later than December     , 2015 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. However, if our 2016 Annual Meeting of Stockholders is not held between April 6, 2016 and June 5, 2016, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. Proposals must be sent to our Corporate Secretary at GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103.

            Pursuant to GTx's bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2016 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on December     , 2015, nor earlier than the close of business on November     , 2015. We also advise you to review GTx's bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that we do not hold our 2016 Annual Meeting of Stockholders between April 6, 2016 and June 5, 2016. A stockholder's notice to our Corporate Secretary must set forth the information required by GTx's bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. The Chairman of the 2016 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2016 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which GTx has not been provided with timely notice and (ii) any proposal made in accordance with GTx's bylaws, if the proxy statement for the 2016 Annual Meeting of Stockholders briefly describes the matter and how management proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Securities Exchange Act of 1934, as amended.

How can I obtain a copy of GTx's Form 10-K?

            We will mail to you without charge, upon written request, a copy of our Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2014, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. A copy of our Annual Report on Form 10-K has also been filed with the SEC and may be accessed from the SEC's homepage (www.sec.gov).

            In addition, a copy of our 2014 Annual Report to Stockholders is being mailed along with this proxy statement and is also available at www.edocumentview.com/GTXI. Our 2014 Annual Report to Stockholders is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

What proxy materials are available on the Internet?

            This proxy statement and our 2014 Annual Report to Stockholders are available at www.edocumentview.com/GTXI.

Who is paying for this proxy solicitation?

            We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

            The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies.

            This year, a number of brokers with account holders who are GTx stockholders will be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report in the future you may notify your broker or GTx. You can notify us by sending a written request to GTx, Inc., c/o Henry P. Doggrell, Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, or by calling (901) 523-9700. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request "householding" of their communications should contact their broker. In addition, GTx will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Who should I contact if I have any questions?

            If you have any questions about the Annual Meeting, our proxy materials or your ownership of our common stock, please contact Henry P. Doggrell, Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, Telephone 901-523-9700, by Fax: 901-844-8075 or by e-mail at investor.relations@gtxinc.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

            GTx's Board of Directors is divided into three classes. GTx's charter documents provide that each class must consist, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class and until the director's successor is elected and qualified. This includes vacancies created by an increase in the authorized number of directors.

            The Board of Directors presently has six members. There are currently three directors in Class II, the class whose term of office expires at the Annual Meeting. J. Kenneth Glass, Marc S. Hanover and Robert J. Wills, each of whom is a current Class II director, was recommended for re-election to our Board of Directors by our Nominating and Corporate Governance Committee and was nominated for re-election by the Board of Directors. Mr. Glass was previously elected to our Board of Directors by our stockholders. The Board of Directors elected Mr. Hanover to our Board of Directors in April 2014 in connection with the resignation of Mitchell S. Steiner, our former Chief Executive Officer and Vice-Chairman of our Board of Directors, and Mr. Hanover's appointment as our then interim Chief Executive Officer. The Board of Directors elected Dr. Wills to our Board of Directors effective March 2, 2015 upon recommendation by our Nominating and Corporate Governance Committee, based on its review of his experience and qualifications. Dr. Wills was initially identified to our Nominating and Corporate Governance Committee by Mr. Hanover. If elected at the Annual Meeting, each of Mr. Glass, Mr. Hanover and Dr. Wills will serve until the 2018 Annual Meeting of Stockholders and until his successors is elected and qualified, or until his earlier death, resignation or removal.

            Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of Mr. Glass, Mr. Hanover and Dr. Wills. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of such substitute nominee as the Nominating and Corporate Governance Committee may propose. Each of Mr. Glass, Mr. Hanover and Dr. Wills has agreed to serve if elected and has consented to being named as a nominee in this proxy statement.

            The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Class II Director Nominees for Election for a Three-Year Term Expiring at the 2018 Annual Meeting

J. Kenneth Glass

            Mr. Glass, age 68, has served as a director since March 2004, and currently serves as the Chair of the Audit Committee and also currently serves on the Compensation Committee. Mr. Glass retired as Chairman of the Board, President and Chief Executive Officer of First Horizon National Corporation (NYSE: FHN), or First Horizon, as of January 29, 2007. Mr. Glass was named President and Chief Executive Officer of First Horizon in July 2002, and he also became First Horizon's Chairman of the Board in January 2004. From 2003 through 2007, Mr. Glass served as a director of

FedEx Corporation (NYSE: FDX). From July 2001 through July 2002, Mr. Glass was President and Chief Operating Officer of First Horizon. From 1993 to 2001, Mr. Glass was Business Unit President of First Tennessee Bank. Mr. Glass received his B.A. in Accounting from Harding University and graduated from Harvard Business School's Advanced Management Program. As Chairman and Chief Executive Officer of one of the largest banks in Tennessee, Mr. Glass was recruited to our Board of Directors to provide financial and business leadership expertise to the Board. With his background in accounting and as a Chief Executive Officer, Mr. Glass serves in the role of a financial expert for our Audit Committee, and his years of experience leading a publicly-owned bank holding company has provided him with the organizational skills, risk management expertise and leadership he currently brings to the Board and the Audit Committee.

Marc S. Hanover

            Mr. Hanover, age 52, a co-founder of GTx and our Chief Executive Officer, served as our President and Chief Operating Officer from our inception in September 1997 until his appointment as our permanent Chief Executive Officer in February 2015, and served as our acting Principal Financial Officer from December 31, 2013 until his appointment as our interim Chief Executive Officer on April 3, 2014. Mr. Hanover also previously served as a member of our Board of Directors from our inception until August 2011, and was again elected to our Board of Directors on April 3, 2014. Prior to joining GTx, Mr. Hanover was a founder of Equity Partners International, Inc., a private equity firm in Memphis, Tennessee, and participated as a founder and investor in three healthcare companies. From 1985 to 1997, Mr. Hanover was a Senior Vice President and a member of the Executive Management Committee of National Bank of Commerce in Memphis, Tennessee. Mr. Hanover holds a B.S. in Biology from the University of Memphis and a MBA in Finance from the University of Memphis. Mr. Hanover serves as our Chief Executive Officer and he is responsible for overseeing all aspects of our business, including product development and business strategies. Accordingly, the Nominating and Corporate Governance Committee and our Board of Directors has determined that Mr. Hanover should serve as a member of our Board of Directors since he is best able to impart to our Board of Directors the business and financial acumen essential for a complete understanding by our Board of Directors of GTx's operations, strategies and developmental plans.

Robert J. Wills, Ph.D.

            Dr. Wills, age 61, has served as a director and our Executive Chairman since March 2, 2015, and currently serves as the Chair of the Scientific and Development Committee. Prior to joining GTx, Dr. Wills served as Vice President, Alliance Manager for Johnson & Johnson, or J&J, and was responsible for managing strategic alliances for J&J's Pharmaceutical Group worldwide since 2002. Prior to this, Dr. Wills spent 22 years in pharmaceutical drug development, 12 of which were at J&J and 10 of which were at Hoffmann-La Roche Inc. Before assuming his alliance management role at J&J, Dr. Wills served as Senior Vice President Global Development at J&J where he was responsible for its late stage development pipeline and was a member of several internal commercial and research and development operating boards. Dr. Wills holds a B.S. in Biochemistry and a M.S. in Pharmaceutics from the University of Wisconsin and a Ph.D. in Pharmaceutics from the University of Texas. The Board of Directors has determined that Dr. Wills should serve as a member of our Board of Directors because he brings to our Board of Directors and GTx's management team in excess of 35 years of pharmaceutical industry experience and leadership, including extensive experience in clinical research and development and initiating and managing strategic partnerships and alliances.

The Board of Directors unanimously recommends a vote in favor of all of our nominees for Class II Director.

 ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CERTAIN CORPORATE GOVERNANCE MATTERS

Continuing Directors

            In addition to the three Class II director nominees, GTx has three other directors who will continue in office after the Annual Meeting with terms expiring in 2016 and 2017. In this regard, there are currently two directors in Class III whose term of office expires at the 2016 annual meeting of stockholders, and two directors in Class I whose term of office expires at the 2017 annual meeting of stockholders. With respect to Class I, there is currently one director serving in Class I and one vacancy in Class I, which vacancy was created by the passing of Barrington J. A. Furr, Ph.D. in February 2015. The following includes a brief biography of each director composing the remainder of the Board with terms expiring as shown, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable director should serve as a member of our Board of Directors.

Class III Directors Continuing in Office Until the 2016 Annual Meeting

Michael G. Carter, M.D., Ch.B., F.R.C.P.

            Dr. Carter, age 76, was appointed as a director in May 2006 and currently serves as Chair of the Compensation Committee and as a member of the Scientific and Development Committee. Dr. Carter served a non-executive director of Santarus, Inc. (NASDAQ: SNTS) from 2004 to 2013, served as a non-executive director of Micromet AG from 2001 to 2005 and of MICROMET, Inc. (NASDAQ: MITI) from 2006 to March 2012, and served as a non-executive director of Fulcrum Pharma, PLC (AIM: FUL) from 2005 to 2010. Dr. Carter was a member of the Advisory Board of Paul Capital Royalty Fund from 2005 to 2008, and has been a venture partner with SV Life Sciences Advisors, LLP since 1998 and a member of the strategic advisory board of HealthCare Royalty Partners since September 2009. Dr. Carter was the non-executive chairman of Metris Therapeutics, Ltd., a biotechnology firm specializing in women's healthcare from 1999 to 2008. He was also a non-executive director of ONCOETHIX from June 2013 to December 2014, and is currently a non-executive director of ATOPIX LTD. Dr. Carter served on the Pharmaceutical Board of Zeneca Pharmaceuticals, a predecessor company of ASTRAZENECA, and held various positions with Zeneca from 1984 to 1998, including International Medical Director and International Marketing Director. From 1985 to 1995, Dr. Carter served as a member of the U.K. Government's Medicines Commission. Dr. Carter is an Elected Fellow of the Royal Pharmaceutical Society, Faculty of Pharmaceutical Medicine, and of the Royal College of Physicians of Edinburgh. Dr. Carter holds a degree in pharmacy from London University (U.K.) and a medical degree from Sheffield University Medical School (U.K.). Dr. Carter brings to the GTx Board specific expertise in the development and commercialization of pharmaceutical products by both large pharmaceutical companies and small specialty biotech companies.

J. R. Hyde, III

            Mr. Hyde, age 72, has served as a director since November 2000 and currently serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. From November 2000 to March 2015, Mr. Hyde served as non-executive Chairman of our Board of Directors. In connection with Dr. Wills' assumption of duties as our Executive Chairman in March 2015, Mr. Hyde was appointed as our Lead Director. Since 1989, Mr. Hyde has been the sole stockholder and President of Pittco Holdings, Inc., a private institutional investment company. Since 1996, when Mr. Hyde made a substantial contribution to support Dr. Steiner's research, Mr. Hyde has been instrumental in forming and financing GTx and is our largest stockholder. Mr. Hyde was the

Chairman of the Board of Directors of AutoZone, Inc. (NYSE: AZO) from 1986 to 1997 and the Chief Executive Officer of AutoZone from 1986 to 1996. From March 2005 to June 2007, Mr. Hyde served as the non-executive chairman of the Board of Directors of AutoZone, Inc., and continues to serve as a member of the Board. He was also Chairman and Chief Executive Officer of Malone & Hyde, Inc., AutoZone's former parent company, from 1972 until 1988. Mr. Hyde also served as a director of FedEx Corporation (NYSE: FDX) from 1977 to 2011. As our largest stockholder and with a long history of serving as both Chairman and Chief Executive Officer of a large publicly-traded company and a member of the board of directors of other public companies, Mr. Hyde has continued to serve as a principal architect of our public company governance structure, and continues to be a primary advisor to senior management on all matters of strategic importance. The Board believes that Mr. Hyde's leadership role and public company experience, as well as his significant ownership interest in the company, qualifies him as the best candidate to serve as the Lead Director of our Board of Directors.

Class I Director Continuing in Office Until the 2017 Annual Meeting

Kenneth S. Robinson, M.D., M.Div.

            Dr. Robinson, age 60, has served as a director since May 2008 and currently serves as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Since 2007, Dr. Robinson has been a public health consultant to governmental and private sector entities. From 2003 through 2007, Dr. Robinson served in the Cabinet of Tennessee Governor Phil Bredesen as Commissioner of Health. Overseeing 3,500 employees and a $548 million budget, Dr. Robinson was responsible for his department's licensure and regulation of health care professionals and health care institutions in the State of Tennessee, inspections and certification of food and water safety, vital health statistics and health outcome data, health policy planning and development, bioterrorism preparedness, and a wide array of prevention, maternal and child health, community health, and safety net primary care services delivered all across the State of Tennessee. From 2009 to 2015, Dr. Robinson held appointments in executive-level public health leadership and consultation, as the Health Officer of Shelby County, Tennessee, the county in which GTx is located, and as Public Health Policy Advisor for Shelby County, Tennessee. From 1982 through 1991, Dr. Robinson taught and practiced internal medicine at Vanderbilt University School of Medicine, and from 1991 through 2003, he was an Assistant Dean at the University of Tennessee College of Medicine. In February 2015, Dr. Robinson assumed the position of President and CEO of United Way of the Mid-South, overseeing management and operations of this organization which mobilizes a plethora of resources to meet priority health and human service needs of individuals and families through 83 agencies in the region of GTx's corporate offices. Since 1991, he has served as Pastor and Chief Executive of St. Andrew AME Church. Dr. Robinson holds a B.A., cum laude, from Harvard University, an M.D. from Harvard Medical School, and a Master of Divinity from Vanderbilt Divinity School. He has received numerous national honors. As a Harvard-trained physician who has experience in overseeing the complexities of federal and state agencies' provision of healthcare to elderly and indigent patients, Dr. Robinson brings to the Board expertise in governance, governmental reimbursement related issues, population health data and priorities, and the role of government in the development and delivery of healthcare services. Dr. Robinson, an African-American, adds an element of racial balance to the Board and also provides a voice for GTx with state and local officials.

Director Independence

            As required under the NASDAQ listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Consistent with the requirements of the SEC and NASDAQ, our Board of Directors reviews all relevant transactions or relationships between each director, and GTx, its senior management and its independent registered public accounting firm. During this review, the Board considers whether there are any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of GTx's senior management or their affiliates. The Board consults with GTx's corporate counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent NASDAQ listing standards, as in effect from time to time.

            As a result of this review, the Board affirmatively determined that the following four of our six directors are independent members of the Board of Directors within the meaning of the applicable NASDAQ listing standards: Mr. Glass (Nominee), Mr. Hyde (Lead Director), Dr. Carter and Dr. Robinson. As a result of Mr. Hyde's significant stock ownership in GTx, Mr. Hyde is not considered "independent" under applicable NASDAQ and SEC standards pertaining to membership of the Audit Committee (Mr. Hyde is not a member of the Audit Committee). Barrington J. A. Furr, Ph.D., who served as a director since January 2011 until his death in February 2015, was previously determined to be an independent director. Neither Mr. Hanover nor Dr. Wills are "independent" within the meaning of the NASDAQ listing standards since each of Mr. Hanover and Dr. Wills serve as executive officers of GTx. Likewise, the Board previously determined that Dr. Steiner, our former Chief Executive Officer who served on our Board of Directors until April 2014, was not "independent" within the meaning of the NASDAQ listing standards. In determining that Dr. Robinson and Mr. Hyde are independent within the meaning of the applicable NASDAQ listing standards, the Nominating and Corporate Governance Committee and the Board considered Dr. Robinson's service as a director of a charitable organization of which Mr. Hyde is chair, as well as Dr. Robinson's position as Chief Executive Officer of a charitable organization that is a grantee of the J.R. Hyde Jr. Foundation and the J.R. Hyde III Family Foundation, and determined that such relationships would not interfere with either Dr. Robinson's or Mr. Hyde's exercise of independent judgment in carrying out the responsibilities of a director.

            The Compensation Committee and the Nominating and Corporate Governance Committee of the Board are comprised entirely of directors who are independent within the meaning of the NASDAQ listing standards, and the members of the Audit Committee are independent under applicable NASDAQ listing standards and SEC rules. In addition, the Board of Directors has determined that Mr. Glass, the Chair of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of the SEC rules. In determining whether Dr. Carter, Mr. Hyde and Mr. Glass are independent within the meaning of the NASDAQ listing standards pertaining to membership of the Compensation Committee, the Board determined that, based on its consideration of factors specifically relevant to determining whether any such director has a relationship to GTx that is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, no member of the Compensation Committee has a relationship that would impair that member's ability to make independent judgments about GTx's executive compensation. In particular, the Board considered, among other things, the source of each member's compensation, including compensation paid to such member by GTx, and also considered Mr. Hyde's significant stock ownership in and status as an affiliate of GTx and determined that such compensation and affiliation, as applicable, would not impair the applicable member's ability to make independent judgments about GTx's executive compensation. In the case of Mr. Hyde, the Board determined that, as a significant stockholder, his interests are aligned with other stockholders in seeking an appropriate executive compensation program for GTx.

Board Leadership Structure and Risk Oversight

            Since we became a public company in February 2004, we historically operated with a non-executive Chairman of the Board, Mr. Hyde, who led the Board, and a Chief Executive Officer with responsibility for running GTx who is also a member of the Board. Recently, we elected a new Board member, Dr. Wills, who now serves as our Executive Chairman. Dr. Wills was appointed as our Executive Chairman to provide complimentary leadership to our management team by someone who has spent his career in pharmaceutical clinical development and business strategies. Mr. Hyde, who served as our non-executive Chairman until this change, has assumed the role of Lead Director and is expected to interact routinely with both our new Executive Chairman and our Chief Executive Officer. In his role as Executive Chairman, Dr. Wills will be responsible for, among other things:

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  providing leadership to the Board complimentary to the Lead Director;

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  setting the Board meeting agendas in consultation with our Chief Executive Officer and Lead Director;

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  presiding at Board meetings and stockholder meetings; and

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  facilitating the flow of information between management and the directors on a regular basis.

            In his role as Lead Director, Mr. Hyde will be responsible for, among other things:

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  providing leadership to the Board complementary to the Executive Chairman;

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  providing the Executive Chairman and the Chief Executive Officer with input as to the preparation of Board meeting agendas;

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  presiding at Board meetings if the Executive Chairman is not in attendance;

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  consulting with the Executive Chairman and the Chief Executive Officer from time to time as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties;

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  coordinating and developing the agenda for, and chairing, executive sessions of the Board's independent directors; and

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  acting as principal liaison between the independent directors and the Executive Chairman and the Chief Executive Officer.

            We believe that our Executive Chairman will allow Mr. Hanover to focus on the challenges that GTx faces in the current business environment while receiving complimentary leadership from a seasoned pharmaceutical executive. While our Guidelines on Governance Issues (a copy of which can be found on our corporate website at www.gtxinc.com under "About GTx" at "Governance") do not require that we separate the duties of Chairman of the Board from those of the Chief Executive Officer, we believe that by combining Dr. Wills' strategic focus with the day-to-day operational skills provided by our Chief Executive Officer will ensure a mature, thoughtful and complete review of matters of importance to GTx. We also believe that having a Lead Director, Mr. Hyde, separate from our Chief Executive Officer and Executive Chairman reinforces the independence of the Board of Directors in its oversight of the business and affairs of the company. In addition, we believe that having a Lead Director, who is independent of management, creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management's actions are in the best interests of GTx and its stockholders. In this regard, having the opportunity for the independent directors to meet in executive session under the direction of the Lead Director gives our Board ample opportunity to openly question and discuss matters pertaining to management, including the appropriateness of their direction and actions. Pursuant to our bylaws and our Guidelines on Governance Issues, our Board determines the best Board leadership structure for our company from time to time. As part of our annual Board self-evaluation process, the Board evaluates our leadership structure in an effort to ensure that it provides the optimal structure for our company and for our stockholders.

            Our Board currently has four independent members within the meaning of the applicable NASDAQ listing standards and two non-independent members—Mr. Hanover, our Chief Executive Officer, and Dr. Wills, our Executive Chairman. A number of our independent Board members have served as members of senior management of other public companies and are serving or have served as directors of other public companies. Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each comprised solely of independent directors within the meaning of the applicable NASDAQ listing standards, each with a different independent director serving as the Chair of the committee. We also have a fourth Board committee, the Scientific and Development Committee, established in 2012, which is comprised of two independent directors and Dr. Wills, with Dr. Wills serving as the Chair of that committee. We believe that the number of independent, experienced directors who make up our Board, along with the independent oversight of the Board by our Lead Director, Mr. Hyde, benefits GTx and our stockholders.

            Previously, our Board delegated many risk oversight functions to its committees, and while Board committees assist the Board in its oversight function, following our substantial workforce reduction in October 2013 and more focused efforts on our development programs, the committees and the full Board decided to temporarily suspend the committees' more compartmentalized review of our operational risks. Accordingly, the Board as a whole is currently responsible for overseeing GTx's risk management process. Our management team provides the Board with regular updates about our strategies and objectives and their assessment of risks inherent within them at regular meetings of the Board. Board meetings also provide a venue for our directors to discuss issues of concern with management. The Board calls special meetings when necessary to address specific issues or matters that should be addressed before the next regularly scheduled meeting. In addition, our directors have access to our management at all levels to discuss any matters of interest, including those related to risk. Those members of management most knowledgeable about the applicable issues attend Board meetings to provide additional insight into items being discussed, including exposures and mitigation strategies with respect to various risks. In addition, our Chief Legal Officer and principal financial officer report directly to our Chief Executive Officer, providing him with visibility to our risk profile. The Board of Directors believes that the work undertaken by the full Board and the Chief Executive Officer enables the Board to effectively oversee our risk management function.

Board and Committee Meetings; Attendance

            GTx encourages, but does not require its directors to attend annual meetings of stockholders. All of our then-current directors, with the exception of Dr. Carter, attended the 2014 Annual Meeting of Stockholders. For 2014, each director attended at least 75% of the aggregate of (a) all meetings of the Board and (b) any committees on which he served. In 2014, the Board of Directors held ten meetings, and the number of meetings held by the Board committees, other than the Scientific and Development Committee, is set forth in the table below. In addition, our independent directors hold executive sessions after the conclusion of each regularly scheduled Board meeting. Mr. Hyde presides over each executive session of the Board.

Board Committees

            GTx's Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Scientific and Development Committee. The charters for the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Scientific and Development Committee are available on GTx's website (www.gtxinc.com) under "About GTx" at "Governance." The current membership of and information about our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are shown below. With respect to the Scientific and Development Committee, the purpose of the Scientific and Development Committee is to assist the Board by reviewing and evaluating GTx's research strategy, as well as its research, development and clinical programs.

Committee/Current Members	Committee Functions
Audit Committee Current Members Mr. Glass (Chair) Dr. Carter Dr. Robinson Number of Meetings held in 2014: 8

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Oversees financial and operational matters involving accounting, corporate finance, auditing, internal control over financial reporting, compliance, and business ethics.

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Oversees other financial audit and compliance functions as assigned by the Board.

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Primarily responsible for overseeing GTx's risk management process.

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Has the sole authority to select, evaluate, replace and oversee GTx's independent registered public accounting firm.

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Has the sole authority to approve non-audit and audit services to be performed by the independent registered public accounting firm.

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Monitors the independence and performance of the independent registered public accounting firm.

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Provides an avenue of communications among the independent registered public accounting firm, management and the Board of Directors.

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Reviews, approves and provides oversight of "related party transactions."

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Has the specific responsibilities and authority necessary to comply with the NASDAQ listing standards applicable to audit committees.

Committee/Current Members	Committee Functions
Compensation Committee Current Members: Dr. Carter (Chair) Mr. Glass Mr. Hyde Number of Meetings held in 2014: 5

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Reviews the performance of GTx officers and establishes overall executive compensation policies and programs.

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Reviews and approves compensation elements such as base salary, bonus awards, stock option grants and other forms of long-term incentives for GTx officers.

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Has the authority, in its sole discretion, to retain (or obtain the advice of) any compensation consultant, legal counsel or other adviser to assist it in the performance of its duties.

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Evaluates the independence of GTx's compensation advisers.

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Has the direct responsibility for the appointment, compensation and oversight of the work of any advisers retained or engaged by the Compensation Committee.

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Reviews Board compensation.

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Reviews and discusses with management the information contained in the Compensation Discussion and Analysis section of our annual proxy statements.

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Has the specific responsibilities and authority necessary to comply with the NASDAQ listing standards applicable to compensation committees.

Committee/Current Members	Committee Functions
Nominating and Corporate Governance Committee Current Members: Dr. Robinson (Chair) Mr. Hyde Number of Meetings held in 2014: 4

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Evaluates governance standards for GTx to ensure that appropriate governance policies and procedures have been established and are being followed.

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Develops criteria to determine the qualifications and appropriate tenure of directors.

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Reviews such qualifications and makes recommendations to the Board regarding the nomination of current directors for re-election to the Board as well as new nominees to fill vacancies on the Board.

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Considers stockholder recommendations for Board nominees, as described below.

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Recommends to the Board the chairmanship and membership of each Board committee.

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Considers applicable social and ethical issues and other matters of significance in areas related to corporate public affairs.

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Reviews succession plans for GTx officers.

Nominating and Corporate Governance Committee Matters

            The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to the Board (including incumbent directors) will enhance the Board's management, finance, commercial and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard and, with respect to new members of the Board, a willingness to serve at least an initial three year term for the Nominating and Corporate Governance Committee to recommend them to the Board of Directors. A director nominee's knowledge and/or experience in areas such as, but not limited to, the medical, pharmaceutical, biotechnology, biopharmaceutical or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual's qualification to serve on our Board of Directors and the needs of the Board as a whole. While we do not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to our Board having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. Other characteristics, including but not limited to, the director nominee's material relationships with GTx, time availability, service on other boards of directors and their committees, or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee are reviewed for purposes of determining a director nominee's qualification.

            Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board, the operating requirements of GTx and the long-term interests of GTx's stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to GTx during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

            The Nominating and Corporate Governance Committee has evaluated, and recommended the nomination of, each of the directors currently standing for re-election at the Annual Meeting.

            The Board of Directors does not impose term limits or a mandatory retirement age for directors, except that our Chief Executive Officer (or any other officer of GTx, including our Executive Chairman, if he or she is a member of the Board) is required tender his or her resignation to the Board if he or she ceases to serve as an executive officer of GTx. The Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. With respect to non-employee members of the Board, while it is believed that a director's knowledge and/or experience can continue to provide benefit to the Board of Directors following a director's retirement from his or her primary work affiliation, it is recognized that a director's knowledge of and involvement in ever changing business environments can weaken, and therefore his or her ability to continue to be an active contributor to the Board of Directors will be reviewed. Upon a director's change in his or her employment status, if any, he or she is required to notify the Nominating and Corporate Governance Committee of such change and, if determined by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee, to offer his or her resignation.

Compensation Committee Matters

            Scope of Authority.    The Compensation Committee acts on behalf of the Board of Directors to establish the compensation of executive officers of GTx and provides oversight of GTx's compensation philosophy. The Compensation Committee also acts as the oversight committee with respect to GTx's benefit plans, stock plans and bonus plans covering executive officers and other senior management. In overseeing those plans, the Compensation Committee has the sole authority for the day-to-day administration and interpretation of the plans. The Compensation Committee retains the authority for establishing all matters with respect to the compensation of our executive officers, although our Compensation Committee may recommend to the full Board of Directors that it take action with respect to such compensation matters. Under its charter, the Compensation Committee has the authority, in its sole discretion, to retain (or obtain the advice of) any compensation consultant, legal counsel or other adviser to assist it in the performance of its duties. The Compensation Committee also has the direct responsibility for the appointment, compensation and oversight of the work of any advisers retained or engaged by the Compensation Committee. Finally, the Compensation Committee has the sole authority to approve the reasonable fees and the other terms and conditions of the engagement of any such advisor, including authority to terminate the engagement. GTx must provide for appropriate funding, as determined by the Compensation Committee, for the payment of reasonable compensation to any such adviser retained by the Compensation Committee.

            Dr. Carter, as Chair of the Compensation Committee, is responsible for setting the agenda for meetings. Our Compensation Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer and the other officers of GTx. More information regarding the Compensation Committee's process and procedures for determining and evaluating our executive officers' compensation packages can be found under the caption "Compensation Discussion and Analysis" below.

            Role of Compensation Consultants in 2014 Compensation Determinations.    In early 2012, the Compensation Committee retained the services of Radford, an AonHewitt Company, a third party compensation consultant recommended by one of the Compensation Committee members, for the limited purpose of reviewing the appropriate peer group to be used for compensation comparison purposes, for both Board and executive officer compensation. Based on recommendations from Radford, in February 2012, the Compensation Committee substantially revised its list of industry peers, and the Compensation Committee utilized this revised group of industry peers for purposes of evaluating whether levels of both our Board and executive officer compensation were appropriate. For purposes of 2014 compensation determinations, neither Radford nor any other compensation consultant had any role in recommending or determining the levels or elements of our executive compensation. During 2012, the Compensation Committee also retained Radford to assess both the equity and cash compensation payment practices utilized by the Board to pay its members for their participation as Board and Board committee members, and based on the recommendation of Radford, moved to a "roles-based" compensation practice designed to recognize and reasonably pay members for their roles as members of the Board and members or chairpersons of various committees of the Board. In December 2014, the Compensation Committee again retained Radford to review and recommend revisions to the peer group we use for evaluating Board and executive officer compensation. After reviewing Radford's recommendations in February 2015, the Compensation Committee recommended that the full Board approve a revised peer group as well as specific modifications to the cash and equity compensation to be paid to the independent members of the Board and its committees, as described below.

            Roles of Executives in Establishing Executive Compensation.    Historically, our human resources, finance and legal departments worked with Mr. Hanover, our then Chief Operating Officer, to design and develop compensation programs for our executive officers for recommendation to the Compensation Committee. In addition, these management groups worked together to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, and to prepare peer data comparisons and other briefing materials for the Compensation Committee. Mr. Hanover then reviewed the results of these efforts with our then Chief Executive Officer, Dr. Steiner. Following any additional review or revision of management's proposals, Mr. Hanover and Dr. Steiner then presented those proposals, along with any background information, to the Compensation Committee. Following Dr. Steiner's resignation and Mr. Hanover's appointment as our Chief Executive Officer, Mr. Hanover now leads our human resources, finance and legal departments in designing and developing compensation programs for our executive officers, and presenting these proposals to the Compensation Committee. It is expected that Dr. Wills, as our Executive Chairman, will review and discuss all executive compensation proposals with Mr. Hanover and Mr. Doggrell to offer his input and advice about any such proposals before they are presented to the Compensation Committee for its consideration. The Committee may approve, modify, or reject those proposals, or may request additional information from management (or its own consultant, if it wished to retain one) on those matters. Dr. Steiner, prior to his departure from GTx in April 2014, and Mr. Hanover also have historically made recommendations to the Compensation Committee with respect to the specific performance goals to be achieved under GTx's Executive Bonus Compensation Plan. Dr. Steiner provided, and now Dr. Wills and Mr. Hanover will provide, annual reviews of the performance of each of our executive officers (other than themselves) to assist the Compensation Committee in its annual determination of each element of compensation for such officers. In 2014, following Dr. Steiner's departure from the company, Messrs. Hanover and Doggrell made recommendations to the Compensation Committee regarding the number of stock options or awards to be granted to our other executive officers and actual performance and bonus payouts under the Bonus Plan, which the Compensation Committee may approve, modify or reject. In the future, it is expected that Dr. Wills and Messrs. Hanover and Doggrell will make similar recommendations to the Compensation Committee. For more information on the role of our executive officers in establishing executive compensation please see "Compensation Discussion and Analysis" below.

            Director Compensation.    The Board of Directors sets non-employee directors' compensation at the recommendations of both the Nominating and Corporate Governance Committee and the Compensation Committee. The Compensation Committee and the Board of Directors believe that: director compensation should fairly compensate directors for work required in a company of GTx's size and scope; the compensation should align directors' interests with the long-term interest of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. In 2015, based on the recommendation of Radford, the Board substantially revised its list of peers to better reflect the size, financial condition and developmental stage of the company and approved modifications to the compensation paid to non-employee directors by GTx to bring our non-employee director compensation more in line with the median compensation being received by the non-employee directors of the company's industry peers. Noting that the cash compensation being paid to the non-employee directors for their service as Board and committee members was between the 25th and 50th percentile level of cash compensation being received by our peers' non-employee directors, Radford recommended limited increases to the cash compensation payments to non-employee directors, including a retainer of $15,000 per year for our Lead Director. However, Radford noted that the equity awards historically granted to our non-employee directors on an annual basis was significantly less than the 25th percentile level of non-employee director equity awards by the companies in our new peer group. Accordingly, Radford recommended that the Board approve a one-time annual grant of stock options to purchase 100,000 shares of GTx common stock to our non-employee directors (with the exception of Mr. Hyde, who is not currently eligible for equity awards under our 2013 Non-Employee Director Equity Incentive Plan), which Radford stated was approximately equivalent to the annual equity awards being granted to non-employee directors at the 75th percentile level of the company's peers, to bring the equity awards closer to the median level of equity awards being received by non-employee directors of our industry peers. Based on these recommendations, in February 2015, the Board approved the limited increases in cash compensation to our non-employee directors and the grant of stock options to purchase 100,000 shares of GTx common stock our non-employee directors on the day following the 2015 Annual Meeting. The Board deferred determining the amount of annual option grants to be made starting in 2016, but decided that future option grants would be consistent with the median level of equity grants made to non-employee directors by our industry peers. For more information on the compensation arrangements for our non-employee directors, please see the section entitled "Director Compensation" below.

            Compensation Committee Charter.    Our Compensation Committee reviews its charter on an annual basis and, if necessary, recommends changes to the Board of Directors for its approval. A copy of the Compensation Committee's charter can be found on our corporate website at www.gtxinc.com under "About GTx" at "Governance."

Stockholder Nomination Policy

            It is the Nominating and Corporate Governance Committee's policy to review and consider all candidates for nomination and election as directors who may be suggested by any director or executive officer of GTx. The Nominating and Corporate Governance Committee will also consider any director candidate recommended by any stockholder if the recommendation is made in accordance with GTx's charter, bylaws and applicable law although no director candidate has been recommended to date by any stockholder, other than members of the Board of Directors and management who are also stockholders of GTx. To be considered, a recommendation for director nomination should be submitted in writing to: GTx, Inc., Nominating and Corporate Governance Committee, Attention: Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. When submitting candidates for nomination to be elected at GTx's annual meetings of stockholders, stockholders must follow the notice procedures and provide the information required by GTx's bylaws. In particular, for the Nominating and Corporate Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2015 Annual Meeting of Stockholders, the recommendation must be delivered to GTx's Corporate Secretary, in writing, not later than the close of business on December 3, 2014, nor earlier than the close of business on November 3, 2014, subject to the different notice submission date requirements provided for in GTx's bylaws in the event that GTx does not hold its 2015 Annual Meeting of Stockholders between April 6, 2015 and June 5, 2015. The recommendation must include the same information as is specified in GTx's bylaws for stockholder nominees to be considered at an annual meeting, including the following:

  •
  the stockholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

  •
  the class and number of shares of GTx that are owned beneficially and of record by such stockholder and such beneficial owner;

  •
  a description of all arrangements or understandings between the stockholder and the proposed nominee and any other person or persons regarding the nomination;

  •
  the nominee's written consent to being named in GTx's proxy statement as a nominee and to serving as a director if elected; and

  •
  all information regarding the nominee that would be required to be included in GTx's proxy statement by the rules of the SEC, including the nominee's age, business experience for the past five years and any directorships held by the nominee during the past five years.

Code of Business Conduct and Ethics and Guidelines on Governance Issues

            Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all officers, directors and employees as well as Guidelines on Governance Issues. These documents are available on GTx's website (www.gtxinc.com) under "About GTx" at "Governance." GTx will provide a copy of these documents to any stockholder, without charge, upon request, by writing to: GTx, Inc., Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics by posting such information on our website at the address and the locations specified above.

Communications with the Board

            Stockholders and other interested parties may communicate in writing with our Board of Directors, any of its committees, or with any of its non-management directors by sending written communications addressed to: GTx, Inc., Attention: Corporate Secretary, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. Our Corporate Secretary will review each communication and will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, our Corporate Secretary will discard the communication.

Policies on Reporting Certain Concerns Regarding Accounting and Other Matters

            We have adopted policies on the reporting of concerns to our Compliance Officer and Audit Committee regarding any suspected misconduct, illegal activities or fraud, including any questionable accounting, internal accounting controls or auditing matters, or misconduct. Any person who has a concern regarding any misconduct by any GTx employee, including any GTx officer, or any agent of GTx, may submit that concern to: GTx, Inc., Attention: Compliance Officer, 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103. Employees may communicate all concerns regarding any misconduct to our Compliance Officer and/or the Audit Committee on a confidential and anonymous basis through GTx's "whistleblower" hotline, the compliance communication phone number established by GTx: 1-877-778-5463, or by filing an anonymous, confidential report through Report-it.com, a web-based online service for "whistleblower" communications accessed at www.reportit.net. Any communications received through the toll free number or the online service is promptly reported to GTx's Compliance Officer, as well as other appropriate persons within GTx.

AUDIT COMMITTEE REPORT(1)

            The Audit Committee of the Board of Directors operates under a written charter approved by the Board of Directors, which is available on GTx's website (www.gtxinc.com) under "About GTx" at "Governance." The Audit Committee's charter specifies that the purpose of the Audit Committee is to assist the Board in its oversight of:

  •
  the engagement and performance of the independent registered public accounting firm;

  •
  the quality and integrity of GTx's financial statements;

  •
  GTx's system of internal controls;

  •
  compliance with legal and regulatory requirements; and

  •
  GTx's risk management process.

            In carrying out these responsibilities, the Audit Committee, among other things:

  •
  monitors the preparation of quarterly and annual financial reports by GTx's management;

  •
  supervises the relationship between GTx and its independent registered public accounting firm, including:

  •
  having direct responsibility for its appointment, compensation and retention;

  •
  reviewing the scope of its audit services;

  •
  approving audit and non-audit services; and

  •
  confirming the independence of the independent registered public accounting firm; and

  •
  oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of GTx's policies relating to legal and regulatory compliance, ethics and conflicts of interests.

            Management is responsible for: the preparation, presentation and integrity of GTx's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, GTx's internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of GTx's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon, as well as expressing an opinion on the effectiveness of GTx's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

(1)
This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of GTx under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

            In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the audited financial statements, including a discussion of the quality and acceptability of GTx's financial reporting and controls. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm that firm's independence. The Audit Committee has also received both management's and the independent registered public accountant's reports on internal control over financial reporting.

            Based upon the Audit Committee's discussions with management and the independent registered public accounting firm, and the Audit Committee's review of the representations of management and the independent registered public accounting firm, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended that the Board of Directors include the audited financial statements in GTx's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE(2)
J. Kenneth Glass, Chair Michael G. Carter Kenneth S. Robinson

(2)
Dr. Carter joined the Audit Committee on March 4, 2015 following the passing of Dr. Furr in February 2015.

PROPOSAL NO. 2
APPROVAL OF INCREASE TO THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

            Our Board of Directors is requesting stockholder approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 shares to 400,000,000 shares. On February 12, 2015, our Board of Directors adopted resolutions approving and authorizing the foregoing amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.

            The text of the form of proposed Certificate of Amendment to Restated Certificate of Incorporation increasing the number of authorized shares of our common stock from 200,000,000 shares to 400,000,000 shares is attached to this proxy statement as Annex A. If our stockholders approve this Proposal No. 2, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock as soon as practicable following stockholder approval. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock from 200,000,000 shares to 400,000,000 shares, Section A of ARTICLE IV of our Restated Certificate of Incorporation will read as follows:

    "A. Authorized Stock. The total number of shares which the Corporation shall have authority to issue is four hundred five million (405,000,000), consisting of four hundred million (400,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock")."

            Our Restated Certificate of Incorporation currently authorizes the issuance of up to 205,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. An increase in the number of authorized shares of our common stock to 400,000,000 shares will increase our total authorized capitalization to 405,000,000 shares of capital stock, which includes our previously authorized 5,000,000 shares of preferred stock.

            Of the 200,000,000 shares of our common stock currently authorized, as of the close of business on March 9, 2015, there were [140,325,643] shares of common stock outstanding. In addition to the [140,325,643] shares of common stock outstanding on March 9, 2015, as of March 9, 2015:

  •
  an aggregate of [15,711,734] shares of our common stock were issuable upon the exercise of outstanding options or the vesting of outstanding restricted stock units;

  •
  an aggregate of 314,683 shares of our common stock were credited to individual non-employee director stock accounts under our Directors' Deferred Compensation Plan; and

  •
  an aggregate of [3,821,668] shares of our common stock were reserved and remained available for future grant or issuance under our equity compensation plans and our Directors' Deferred Compensation Plan.

            In addition, on November 9, 2014, we entered into a definitive securities purchase agreement with certain purchasers, including members of our management and Board of Directors, pursuant to which we issued and sold to those purchasers in a private placement an aggregate of 64,311,112 immediately separable units, which units consisted of an aggregate of 64,311,112 shares of our common stock and warrants to purchase up to 64,311,112 additional shares of our common stock for an aggregate purchase price of approximately $43.4 million. The warrants we issued in the private placement, or the November Warrants, have a per share exercise price of $0.85 and are subject to net cash settlement if at the time of any exercise, there are then an insufficient number of authorized and reserved shares of our common stock to effect a share settlement of the warrants. We do not currently have a sufficient number of authorized and unreserved shares of common stock necessary to settle exercises of the November Warrants in full in shares of common stock. Under the securities purchase agreement, we agreed to seek stockholder approval, at a special or annual meeting to be held no later than May 27, 2015, of an amendment to our Restated Certificate of Incorporation to increase our authorized common stock to an amount necessary to effect the share settlement of all of the November Warrants at which time, assuming such approval is obtained, all 64,311,112 shares subject to the November Warrants would be reserved for issuance upon the exercise of such warrants. In this regard, together with the shares listed above as outstanding and reserved for issuance as of as of March 9, 2015, the addition of the 64,311,112 shares subject to the November Warrants would have resulted in an aggregate of [224,484,840] shares outstanding or reserved for issuance as of March 9, 2015. The November Warrants will generally become exercisable on the date such stockholder approval is obtained (but in no event later than June 1, 2015) and would continue to be exercisable for four years thereafter. Assuming stockholder approval of this Proposal No. 2 is obtained, the November Warrants would become immediately exercisable and exercises thereof would no longer be subject to net cash settlement. If stockholder approval of this Proposal No. 2 is not obtained, then the warrants would become exercisable on June 1, 2015 and would be subject to net cash settlement, which cash settlement obligations could be substantial. In this regard, we are also obligated under the securities purchase agreement to maintain adequate funds in order to satisfy any such cash settlement obligations, which could adversely impact both our liquidity and our ability to execute on our business strategy. In addition, if stockholder approval of this Proposal No. 2 is not obtained, we are required under the securities purchase agreement, for so long as the November Warrants remain outstanding, to cause an additional meeting of our stockholders to be held every 90 days thereafter until such stockholder approval is obtained.

Reasons for the Increase in Authorized Shares

            As a result of the November 2014 private placement, including the number of shares of common stock we issued and that will become issuable upon exercise of the November Warrants, and the maximum 200,000,000 shares that we may currently issue under our Restated Certificate of Incorporation, we have no practical ability to issue any additional shares of our common stock in any future capital-raising or other transactions unless we are able to increase the authorized number of shares of our common stock. In this regard, we have funded our operations and internal growth primarily through public offerings and private placements of our securities, collaboration and license agreements, and prior to September 2012, product revenue from sales of FARESTON, which was sold to a third party in 2012. We currently have no ongoing collaborations for the development and commercialization of our product candidates and no source of revenue, nor do we expect to generate revenue for the foreseeable future. Until we can generate a sufficient amount of product revenue, which we may never do, we expect, subject to our ability to increase the number of authorized shares of our common stock, to finance future cash needs through public or private equity offerings (such as our 2014 private placements), debt financings, or collaboration and licensing arrangements (which often involve the possibility of an equity investment), or a combination of the above, as well as through interest income earned on the investment of our cash balances and short-term investments.

            In addition to our obligations under the above-mentioned securities purchase agreement, the Board of Directors desires to have the additional shares available to provide flexibility to use GTx common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees, including to give effect to future automatic increases to the shares reserved for issuance under our 2013 Equity Incentive Plan and our

2013 Non-Employee Director Equity Incentive Plan, or the 2013 Plans. At present, the Board of Directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock, other than in connection with the reservation of shares for issuance under the November Warrants and future automatic increases to the shares reserved for issuance under the 2013 Plans. If this Proposal No. 2 is approved, the additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. For example, we will need to raise substantial additional capital to, among other things, fund our operations, conduct and/or complete clinical trials, continue our research and development activities, seek regulatory approval for our product candidates and commercialize our product candidates, if any such product candidates receive regulatory approval for commercial sale, and the additional shares may be used for a financing if we have an appropriate opportunity. If this Proposal No. 2 is not approved by our stockholders, it is possible that financing alternatives for GTx may be limited or precluded altogether by the lack of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed, perhaps severely, by this limitation. As an example, in 2014, we completed two private placements of units consisting of an aggregate of 76,287,160 shares of our common stock and warrants to purchase an additional 74,490,754 shares our common stock for gross proceeds of approximately $64.7 million. While those financings were significantly dilutive, if we did not have a sufficient amount of unissued and unreserved authorized shares of common stock to issue common stock to the investors at the closing of those private placements, we would have been unable to raise the funds that we needed and on the timing we needed them to continue as a going concern and to continue to execute on our business strategy and we could have been required to, among other things, make further reductions in our workforce, discontinue the development of enobosarm and/or GTx-758, liquidate all or a portion of our assets, and/or seek protection under the provisions of the U.S. Bankruptcy Code, all of which could have severely harmed our business and our prospects. In the future, we may be faced with funding needs similar to our funding needs in 2014 and we will otherwise still need to obtain substantial additional capital in the future, and if this Proposal No. 2 is not approved, or we are otherwise unable to increase the number of authorized and unissued shares of our common stock, including if Proposal No. 3 is not approved or we otherwise determine not to implement a reverse stock split that effectively increases our authorized shares of common stock (please see Proposal No. 3), then there may not be sufficient unissued and unreserved authorized shares of common stock available in order to pursue additional equity financings, which limitation could severely harm our prospects and stockholder value. For instance, because we do not currently have any ongoing collaborations for the development and commercialization of our product candidates and no source of revenue, nor do we expect to generate revenue for the foreseeable future, our ability to drive the development of our product candidates through the development and regulatory process will depend, in part, on our ability to obtain additional funding in the future. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if this Proposal No. 2 is not approved by our stockholders, or we are otherwise unable to increase the number of authorized and unissued shares of our common stock, including if Proposal No. 3 is not approved or we otherwise determine not to implement a reverse stock split that effectively increases our authorized shares of common stock (please see Proposal No. 3), then the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities the Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this Proposal No. 2, or we are otherwise unable to increase the number of authorized and unissued shares of our common stock, including if Proposal No. 3 is not approved or we otherwise determine not to implement a reverse stock split that effectively increases our authorized shares of common stock (please see Proposal No. 3), then we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.

            GTx's Board of Directors believes that the proposed increase in our authorized common stock will make sufficient shares available to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, flexibility has allowed us to pursue a number of strategic and financing transactions. As noted above, in 2014, we completed two private placements of common stock and warrants for gross proceeds of approximately $64.7 million. In each case, at the time of those transactions, we had less than twelve months' of cash available to us to fund our then operating plans. We have also completed equity financings in less dire circumstances, including in connection with opportunistic equity financings undertaken to fund our clinical trials and research and development activities. For example, in 2011 and in 2010, we issued an aggregate of 26,308,715 shares of our common stock in two separate underwritten public offerings for aggregate gross proceeds of approximately $95.2 million to fund clinical development and other research and development activities and for working capital and general corporate purposes. In addition, in 2007, we sold 1,285,347 shares of our common stock for an aggregate purchase price of approximately $30.0 million to Merck & Co., Inc. in connection with our prior collaboration with Merck. Unless our stockholders approve this Proposal No. 2 or we are otherwise unable to increase the number of authorized and unissued shares of our common stock, including if Proposal No. 3 is not approved or we otherwise determine not to implement a reverse stock split that effectively increases our authorized shares of common stock (please see Proposal No. 3), we will not have sufficient unissued and unreserved authorized shares of common stock to engage in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements.

Effects of the Increase in Authorized Shares

            The additional common stock to be authorized by stockholder approval of this Proposal No. 2 would have rights identical to the currently outstanding shares of our common stock. Approval of this Proposal No. 2 and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the approval of this Proposal No. 2 could be issued by our Board of Directors without further vote of our stockholders except as may be required in particular cases by our Restated Certificate of Incorporation, applicable law, regulatory agencies or the rules of the NASDAQ Stock Market. Under our Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by GTx, which means that current stockholders do not have a prior right thereunder to purchase any new issue of common stock in order to maintain their proportionate ownership interests in GTx.

            The proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal No. 2 is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a "poison pill" which would, under certain circumstances related to an acquisition of GTx securities not approved by the Board, give certain holders the right to acquire additional shares of common stock at a low price, or the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effect of Proposed Reverse Stock Split

            The share amounts referenced in this Proposal No. 2, including the proposed increase to 400,000,000 authorized shares of common stock, do not give effect to the proposed reverse stock split discussed in the section of this proxy statement entitled "Proposal No. 3—Approval of Reverse Stock Split of our Common Stock and a Corresponding Reduction in Authorized Shares of Common Stock." For more information on the effect of the proposed reverse stock split on our authorized shares of capital stock, please see "Proposal No. 3—Approval of Reverse Stock Split of our Common Stock and a Corresponding Reduction in Authorized Shares of Common Stock."

Interests of our Directors and Officers

            As described in more detail under "Certain Relationships and Related Party Transactions—Certain Transactions With or Involving Related Persons—November 2014 Private Placement," each of Mr. Hyde and Mr. Hanover were purchasers in our November 2014 private placement, acquiring in that private placement November Warrants to purchase 24,545,455 and 227,273 shares of our common stock, respectively. If this Proposal No. 2 is approved, the November Warrants would become fully exercisable for shares of our common stock; accordingly, each of Mr. Hyde and Mr. Hanover have a financial interest in the outcome of this Proposal No. 2.

Required Vote

            Stockholder approval of this Proposal No. 2 requires a "FOR" vote from at least a majority of the outstanding shares of our common stock.

The Board of Directors unanimously recommends a vote "FOR" Proposal No. 2.

PROPOSAL NO. 3
APPROVAL OF REVERSE STOCK SPLIT OF OUR COMMON STOCK AND A CORRESPONDING
REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK

Overview

            Our Board of Directors has unanimously approved a series of alternate amendments to our Restated Certificate of Incorporation that would:

  •
  effect a reverse stock split of all issued and outstanding shares of our common stock at a reverse stock split ratio ranging from one-for-five (1:5) and one-for-fifteen (1:15), inclusive; and

  •
  effect a corresponding reduction in the total number of authorized shares of our common stock as detailed below under "—Effects of the Reverse Stock Split".

            Accordingly, the actions taken in connection with the reverse stock split would reduce the number of outstanding shares of our common stock and the total number of authorized shares of our common stock. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board of Directors following the 2015 Annual Meeting and prior to the 2016 Annual Meeting of Stockholders. Our Board of Directors has recommended that these proposed amendments be presented to our stockholders for approval. Our Board of Directors strongly believes that the reverse stock split is necessary for the following reasons:

    1.
    To maintain our listing on The NASDAQ Capital Market.

    2.
    To provide us with resources and flexibility with respect to our capital sufficient to execute our business strategy.

            Accordingly, our stockholders are being asked to approve these proposed amendments and to grant authorization to our Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, including its specific timing and ratio, with the resulting corresponding reduction in the total number of authorized shares of our common stock. The corresponding alternative reductions in the authorized number of shares of our common stock were designed in an effort to ensure that GTx does not have what some stockholders might view as an unreasonably high number of authorized shares of common stock that are unissued or reserved for issuance.

            Should we receive the required stockholder approval for this Proposal No. 3, the Board of Directors will have the sole authority to elect, at any time on or prior to the 2016 Annual Meeting of Stockholders, and without the need for any further action on the part of our stockholders: (1) whether to effect a reverse stock split, and (2) if so, the number of whole shares of our common stock, between and including five and fifteen, that will be combined and reclassified into one share of our common stock, with the resulting corresponding reduction in the authorized number of shares of our common stock as detailed below under "—Effects of the Reverse Stock Split". Notwithstanding approval of this Proposal No. 3 by our stockholders, our Board of Directors may, in its sole discretion, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split on or prior to the 2016 Annual Meeting of Stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board of Directors does not implement a reverse stock split on or prior to the 2016 Annual Meeting of Stockholders, stockholder approval would again be required prior to implementing any reverse stock split.

            In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval of this Proposal No. 3, the Board of Directors may consider, among other things, various factors, such as:

  •
  the historical trading price and trading volume of our common stock;

  •
  the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short- and long-term;

  •
  our ability to continue our listing on The NASDAQ Capital Market;

  •
  which reverse stock split ratio would result in the least administrative cost to us; and

  •
  prevailing general market and economic conditions.

            The failure of our stockholders to approve this Proposal No. 3 could have serious, adverse effects on us and our stockholders. We could be delisted from The NASDAQ Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share bid price needed to maintain our listing. If The NASDAQ Capital Market delists our common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

            By approving this Proposal No. 3, our stockholders will: (a) approve a series of alternate amendments to our Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares of common stock between and including five (5) and fifteen (15) could be combined and reclassified into one share of common stock and pursuant to which the total number of authorized shares of our common stock would be correspondingly reduced as detailed below under "—Effects of the Reverse Stock Split"; and (b) authorize our Board of Directors to file only one such amendment, as determined by the Board of Directors in its sole discretion, and to abandon each amendment not selected by the Board of Directors. The Board of Directors may also elect not to undertake any reverse stock split and therefore abandon all amendments. The text of the proposed form of Certificate of Amendment to our Restated Certificate of Incorporation is attached hereto as Annex B.

            If this Proposal No. 3 is approved by our stockholders, and following such stockholder approval, our Board of Directors determines that effecting a reverse stock split and reducing the total number of authorized shares of our common stock is in the best interests of GTx and its stockholders, the reverse stock split and the corresponding reduction in the total number of authorized shares of our common stock will become effective upon the filing of one such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by our Board of Directors within the limits set forth in this Proposal No. 3 to be combined and reclassified into one share of our common stock, and the resulting corresponding reduction in the total number of authorized shares of our common stock.

            Except for adjustments that may result from the treatment of fractional shares as described below, each GTx stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of the common stock would remain unchanged at $0.001 per share.

Reasons for the Reverse Stock Split

            To maintain our listing on The NASDAQ Capital Market.    By potentially increasing our stock price, a reverse stock split would reduce the risk that our common stock could be delisted from The NASDAQ Capital Market. To continue our listing on The NASDAQ Capital Market, we must comply with NASDAQ Marketplace Rules, which requirements include a minimum bid price of $1.00 per share. On October 2, 2014, we were notified by the NASDAQ Listing Qualifications Department that we do not comply with the $1.00 minimum bid price requirement as our common stock had traded below the $1.00 minimum bid price for 30 consecutive business days. We were automatically provided with a 180 calendar day period, ending on March 31, 2015, within which to regain compliance. Since we did not anticipate regaining compliance with the $1.00 minimum bid price requirement by March 31, 2015, we transferred the listing of our common stock from The NASDAQ Global Market to The NASDAQ Capital Market, effective March     , 2015. We transferred the listing of our common stock from The NASDAQ Global Market to The NASDAQ Capital Market in order to potentially take advantage of an additional 180 calendar day compliance period to regain compliance with the $1.00 minimum bid price requirement. In this regard, we expect that if we are able meet certain initial listing criteria for listing on The NASDAQ Capital Market on April 1, 2015, which we currently expect that we will be able to do, we will be afforded an additional 180 calendar day compliance period to regain compliance with the $1.00 minimum bid price requirement; however, we cannot assure you that we will in fact be afforded an additional 180 calendar day compliance period, in part since NASDAQ retains discretion to not afford us an additional compliance period irrespective of our meeting these initial listing criteria, in which case, our common stock will be subject to delisting. As part of the process for obtaining an additional 180 calendar day compliance period, we were required to, and did, provide written notice to NASDAQ of our intention to cure the $1.00 bid price deficiency during the second 180 calendar day compliance period by effecting a reverse stock split if necessary. If we are afforded an additional 180 calendar day compliance period on April 1, 2015, we would have until September 28, 2015 in order to regain compliance. To regain compliance, our common stock must close at or above the $1.00 minimum bid price for at least 10 consecutive days or more at the discretion of NASDAQ. If we are afforded an additional 180 day compliance period and do not regain compliance by September 28, 2015, NASDAQ will provide written notice that our common stock will be subject to delisting from The NASDAQ Capital Market. In that event, we may appeal the decision to a NASDAQ Listing Qualifications Panel. In the event of an appeal, our common stock would remain listed on the NASDAQ Capital Market pending a written decision by the Panel following a hearing. In the event that the NASDAQ Listing Qualifications Panel determines not to continue our listing and we are delisted from The NASDAQ Capital Market, our common stock may be delisted and trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets.

            The Board of Directors has considered the potential harm to us and our stockholders should NASDAQ delist our common stock from The NASDAQ Capital Market. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

            The Board of Directors believes that a reverse stock split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The NASDAQ Capital Market by producing the immediate effect of increasing the bid price of our common stock. In addition, under the terms of the definitive securities purchase agreement we entered into in connection with our

November 2014 private placement, which private placement is described in more detail under "Proposal No. 2—Approval of Increase to the Number of Authorized Shares of Common Stock," we agreed to take all action reasonably necessary, including, if necessary, by effecting a reverse stock split, to continue the listing or quotation and trading of our common stock on a national securities exchange (which includes The NASDAQ Capital Market).

            To potentially improve the marketability and liquidity of our common stock.    The Board of Directors also believes that the increased market price of the common stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

            To provide us with flexibility with respect to our authorized capital sufficient to execute our business strategy.    As a matter of Delaware law, the implementation of a reverse stock split does not require a change in the total number of authorized shares of our common stock under our Restated Certificate of Incorporation. However, if Proposal No. 2 is approved by our stockholders, the authorized number of shares of our common stock would be proportionately reduced in connection with the implementation of a reverse stock split based on the reverse stock split ratio selected by the Board of Directors. If Proposal No. 2 is not approved by our stockholders, the authorized number of shares of our common stock would not be proportionately reduced in connection with the implementation of a reverse stock split, but would instead be reduced according to the schedule set forth under "—Effects of the Reverse Stock Split." This is designed so that, if Proposal No. 2 is not approved, the authorized number of shares of our common stock would be effectively increased as a result of a reverse stock split by a number of shares equal to approximately 100% of the number of authorized shares that would have resulted from a proportionate reduction in the authorized shares of common stock. As an example, if Proposal No. 2 is not approved and the Board determined to implement a one-for-ten reverse stock split, the number of authorized shares of our common stock would be correspondingly reduced to 40,000,000 shares, or an effective 100% increase to the 20,000,000 authorized shares that would have resulted from a proportionate reduction in the authorized number of shares of our common stock. Please see "—Effects of the Reverse Stock Split." As set forth under the caption "—Reasons for the Increase in Authorized Shares" in "Proposal No. 2—Approval of Increase to the Number of Authorized Shares of Common Stock," as a result of the November 2014 private placement, including the number of shares of common stock we issued and that will become issuable upon exercise of the November Warrants, and the maximum 200,000,000 shares that we may currently issue under our Restated Certificate of Incorporation, we have no practical ability to issue any additional shares of our common stock in any future capital-raising or other transactions unless we are able to increase the authorized number of shares of our common stock. Accordingly, if Proposal No. 2 is not approved, the authorized number of shares of our common stock would not be proportionately reduced in connection with the implementation of a reverse stock split; rather, the number of authorized shares would be reduced according to the schedule set forth under "—Effects of the Reverse Stock Split." Despite any such corresponding reduction, the practical effect of a reverse stock split would be to significantly increase the number of authorized shares of our common stock if Proposal No. 2 is not approved. This effective increase in authorized common shares would provide us greater flexibility with respect to our capital structure for various purposes as the need may arise from time to time. As described in more detail under "—Reasons for the Increase in Authorized Shares" under "Proposal No. 2—Approval of Increase to the Number of Authorized Shares of Common Stock," these purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. At present, the Board of Directors has no immediate plans, arrangements or understandings with regard to the issuance of additional shares of common stock that would be created by the reverse stock split if Proposal No. 2 is not approved, other than in connection with the reservation of shares for issuance under the November Warrants and future automatic increases to the shares reserved for issuance under the 2013 Plans.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

            We cannot assure you that the proposed reverse stock split will increase our stock price and have the desired effect of maintaining compliance with NASDAQ Marketplace Rules.    The Board of Directors expects that a reverse stock split of our common stock will increase the market price of our common stock so that we may be able to regain and maintain compliance with the NASDAQ $1.00 minimum bid price requirement. However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe a reverse stock spit may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long term investors. Even if we implement a reverse stock split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Even if we are afforded an additional 180 calendar day compliance period and the market price per post-reverse stock split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of "round lot" holders.

            The proposed reverse stock split may decrease the liquidity of our common stock and result in higher transaction costs.    The liquidity of our common stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split. In addition, if the proposed reverse stock split is implemented, it will increase the number of our stockholders who own "odd lots" of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity of our common stock that have been described above.

            The effective increase in the authorized number of shares of our common stock as a result of a reverse stock split could have an anti-takeover effect.    If Proposal No. 2 is not approved, the implementation of a reverse stock split and the resulting effective increase in the number of authorized shares of our common stock, could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal No. 3 is approved (and Proposal No. 2 is not approved) could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a "poison pill" which would, under certain circumstances related to an acquisition of GTx securities not approved by the Board, give certain holders the right to acquire additional shares of common stock at a low price, or the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Proposal No. 3 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effects of the Reverse Stock Split

            After the effective date of the proposed reverse stock split and the corresponding reduction in the total number of authorized shares of our common stock, each stockholder will own a reduced number of shares of common stock. However, any reverse stock split and corresponding reduction in the total number of authorized shares of GTx common stock will affect all GTx stockholders uniformly and will not affect any stockholder's percentage ownership interests in GTx, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split).

            The principal effects of the reverse stock split will be that:

  •
  depending on the reverse stock split ratio selected by the Board of Directors, each five or fifteen shares of our common stock owned by a stockholder, or any whole number of shares of our common stock between five and fifteen as determined by the Board of Directors, will be combined and reclassified into one new share of our common stock;

  •
  no fractional shares of common stock will be issued in connection with the proposed reverse stock split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below;

  •
  if Proposal No. 2 is approved and the Certificate of Amendment to our Restated Certificate of Incorporation to increase the authorized shares of our common stock is filed with the Secretary of State of the State of Delaware as described in Proposal No. 2, then, dependent on the reverse stock split ratio selected by the Board of Directors, the total number of authorized shares of our common stock will be proportionately reduced from 400,000,000 to a range of 80,000,000 to 26,666,667;

  •
  if Proposal No. 2 is not approved, then, dependent on the reverse stock split ratio selected by the Board of Directors, the total number of authorized shares of our common stock will be reduced from 200,000,000 to the same range of 80,000,000 to 26,666,667, as outlined in the table below;

  •
  based upon the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding GTx stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

  •
  the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the reverse stock split ratio selected by the Board of Directors.

            The following table contains approximate information, based on share information as of March 9, 2015, relating to the common stock under the proposed reverse stock split ratios assuming that Proposal No. 2 is approved and the Certificate of Amendment to our Restated Certificate of Incorporation to increase the authorized shares of our common stock is filed with the Secretary of State of the State of Delaware as described in Proposal No. 2, and the reverse stock split is effected after the filing of such Certificate of Amendment:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	400,000,000	[140,325,643]	[84,159,197]	[175,515,160]
Post-Reverse Stock Split 1:5	80,000,000	[28,065,129]	[16,831,839]	[35,103,032]
Post-Reverse Stock Split 1:6	66,666,667	[23,387,607]	[14,026,533]	[29,252,527]
Post-Reverse Stock Split 1:7	57,142,857	[20,046,520]	[12,022,742]	[25,073,595]
Post-Reverse Stock Split 1:8	50,000,000	[17,540,705]	[10,519,900]	[21,939,395]
Post-Reverse Stock Split 1:9	44,444,444	[15,591,738]	[9,351,022]	[19,501,684]
Post-Reverse Stock Split 1:10	40,000,000	[14,032,564]	[8,415,920]	[17,551,516]
Post-Reverse Stock Split 1:11	36,363,636	[12,756,877]	[7,650,836]	[15,955,923]
Post-Reverse Stock Split 1:12	33,333,333	[11,693,804]	[7,013,266]	[14,626,263]
Post-Reverse Stock Split 1:13	30,769,231	[10,794,280]	[6,473,784]	[13,501,167]
Post-Reverse Stock Split 1:14	28,571,429	[10,023,260]	[6,011,371]	[12,536,798]
Post-Reverse Stock Split 1:15	26,666,667	[9,355,043]	[5,610,613]	[11,701,011]

(1)
Includes the shares of common stock underlying the November Warrants.

            The following table contains approximate information, based on share information as of March 9, 2015, relating to the common stock under the proposed reverse stock split ratios assuming that Proposal No. 2 is not approved:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	200,000,000	[140,325,643]	[84,159,197]	—	(2)
Post-Reverse Stock Split 1:5	80,000,000	[28,065,129]	[16,831,839]	[35,103,032]
Post-Reverse Stock Split 1:6	66,666,667	[23,387,607]	[14,026,533]	[29,252,527]
Post-Reverse Stock Split 1:7	57,142,857	[20,046,520]	[12,022,742]	[25,073,595]
Post-Reverse Stock Split 1:8	50,000,000	[17,540,705]	[10,519,900]	[21,939,395]
Post-Reverse Stock Split 1:9	44,444,444	[15,591,738]	[9,351,022]	[19,501,684]
Post-Reverse Stock Split 1:10	40,000,000	[14,032,564]	[8,415,920]	[17,551,516]
Post-Reverse Stock Split 1:11	36,363,636	[12,756,877]	[7,650,836]	[15,955,923]
Post-Reverse Stock Split 1:12	33,333,333	[11,693,804]	[7,013,266]	[14,626,263]
Post-Reverse Stock Split 1:13	30,769,231	[10,794,280]	[6,473,784]	[13,501,167]
Post-Reverse Stock Split 1:14	28,571,429	[10,023,260]	[6,011,371]	[12,536,798]
Post-Reverse Stock Split 1:15	26,666,667	[9,355,043]	[5,610,613]	[11,701,011]

(1)
Includes the shares of common stock underlying the November Warrants.

(2)
As described in "Proposal No. 2—Approval of Increase to the Number of Authorized Shares of Common Stock," we do not currently have a sufficient number of authorized and unreserved shares of common stock necessary to settle exercises of the November Warrants in full in shares of common stock.

            In addition to the above effects, if the proposed reverse stock split is implemented, it will increase the number of our stockholders who own "odd lots" of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity of our common stock that have been described above.

            After the effective date of the reverse stock split, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

            Our common stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act. Our common stock would continue to be listed on The NASDAQ Capital Market under the symbol "GTXI," although it is likely that NASDAQ would add the letter "D" to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Effective Date

            The proposed reverse stock split would become effective at 5:00 p.m., Eastern time, on the date of filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which date we refer to in this Proposal No. 3 as the Effective Date. Except as explained below with respect to fractional shares, effective as of 5:00 p.m.,

Eastern time, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined and reclassified, automatically and without any action on the part of GTx or its stockholders, into a lesser number of new shares of our common stock in accordance with the reverse stock split ratio determined by our Board of Directors within the limits set forth in this Proposal No. 3.

Cash Payment In Lieu of Fractional Shares

            No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, in lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the proposed reverse stock split, GTx will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on The NASDAQ Capital Market during regular trading hours for the five consecutive trading days immediately preceding the Effective Date (with such average closing sales prices being adjusted to give effect to the reverse stock split). After the reverse stock split, a stockholder will have no further interest in GTx with respect to their cashed-out fractional shares. A stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

            As of March 9, 2015, there were approximately 174 stockholders of record of our common stock, which number of record holders includes those holders who are deemed record holders for purposes of the Securities Exchange Act of 1934, as amended. Upon stockholder approval of this Proposal No. 3, if the Board of Directors elects to implement the proposed reversed stock split, stockholders owning, prior to the reverse stock split, less than the number of whole shares of common stock that will be combined and reclassified into one share of common stock in the reverse split would be eliminated. For example, if a stockholder held 10 shares of common stock immediately prior to the reverse stock split and the reverse stock split ratio selected by the Board of Directors was 1:15, then such stockholder would cease to be a stockholder of GTx following the reverse stock split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. Based on our stockholders of record as of March 9, 2015, we expect that cashing out fractional stockholders would reduce the number of stockholders of record by only three holders. In addition, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

Record and Beneficial Stockholders

            If this Proposal No. 3 is approved by our stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the reverse stock split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the reverse stock split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

            If this Proposal No. 3 is approved by our stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from GTx or its exchange agent, as soon as practicable after the effective date of the reverse stock split. Our transfer agent is expected to act as

"exchange agent" for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-reverse stock split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

            STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

            The par value per share of common stock would remain unchanged at $0.001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the actual reverse stock split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The reverse stock split would be reflected retroactively in GTx's financial statements. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

            Our stockholders are not entitled to dissenters' or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Restated Certificate of Incorporation to allow for the reverse stock split and to effect a corresponding reduction in the total number of authorized shares of our common stock, and we will not independently provide the stockholders with any such right if the proposed reverse stock split is implemented.

Material Federal Income Tax Consequences

            The following is a summary of the material U.S. federal income tax consequences to our stockholders of the proposed reverse stock split. The summary is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

            In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split should have the following federal income tax effects. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock will equal the stockholder's basis in its old shares of common stock and such stockholder's holding period in the reduced number of shares will include the holding period in its old shares exchanged. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, if redemption of the fractional shares of all stockholders reduces the percentage of the total voting power held by a particular redeemed stockholder (determined by including the voting power held by certain related persons), the particular stockholder should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock will equal the stockholder's basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged. If the redemption of the fractional shares of all stockholders leaves the particular redeemed stockholder with no reduction in the stockholder's percentage of total voting power (determined by including the voting power held by certain related persons), it is likely that cash received in lieu of a fractional share would be treated as a distribution under Section 301 of the Code. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

            We will not recognize any gain or loss as a result of the proposed reverse stock split.

Interests of our Directors and Officers

            As described in more detail under "Certain Relationships and Related Party Transactions—Certain Transactions With or Involving Related Persons—November 2014 Private Placement," each of Mr. Hyde and Mr. Hanover were purchasers in our November 2014 private placement, acquiring in that private placement November Warrants to purchase 24,545,455 and 227,273 shares of our common stock, respectively. As explained above, if Proposal No. 2 is not approved but our stockholders approve this Proposal No. 3, the implementation of a reverse stock split would result in an effective increase in the number of authorized shares of our common stock, which would also result in the November Warrants becoming fully exercisable for shares of our common stock; accordingly, each of Mr. Hyde and Mr. Hanover have a financial interest in the outcome of this Proposal No. 3.

Required Vote

            Stockholder approval of this Proposal No. 3 requires a "FOR" vote from at least a majority of the outstanding shares of our common stock.

            IF OUR STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL NO. 3, WE WOULD LIKELY BE DELISTED FROM THE NASDAQ CAPITAL MARKET DUE TO OUR FAILURE TO MAINTAIN A MINIMUM BID PRICE FOR OUR COMMON STOCK OF $1.00 PER SHARE AS REQUIRED BY NASDAQ'S LISTING RULES.

            The Board of Directors unanimously recommends a vote "FOR" Proposal No. 3.

PROPOSAL NO. 4
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE GTX, INC.
2013 EQUITY INCENTIVE PLAN

            We are asking our stockholders to approve the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan, or the 2013 Plan, at the Annual Meeting. The 2013 Plan was adopted by our Board on February 14, 2013 and was approved by our stockholders on May 2, 2013. On February 12, 2015, our Board approved an amendment and restatement of the 2013 Plan, or the Amended 2013 Plan, subject to approval by our stockholders.

            We are not seeking approval of any additional shares as part of the approval of the Amended 2013 Plan. The total number of shares of our common stock that may be issued under the Amended 2013 Plan is the same as that in the 2013 Plan. The only changes in the Amended 2013 Plan are the following, both of which are being made in anticipation of the effects of the proposed reverse stock split as described in Proposal No. 3:

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  Under the 2013 Plan, a maximum of 1,000,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant may be granted to any participant during any calendar year, subject to adjustment for changes in our capitalization. Under the Amended 2013 Plan, this limit has been increased to 5,000,000 shares of our common stock, subject to adjustment for changes in our capitalization.

  •
  Under the 2013 Plan, a maximum of 1,000,000 shares of our common stock subject to performance stock awards may be granted to any participant during any calendar year, subject to adjustment for changes in our capitalization. Under the Amended 2013 Plan, this limit has been increased to 5,000,000 shares of our common stock, subject to adjustment for changes in our capitalization.

            These limits are designed to allow us to grant appreciation and performance-based awards that are exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

            Approval of the Amended 2013 Plan by our stockholders will constitute approval of terms and conditions set forth therein that will permit us to grant stock options, stock appreciation rights, certain other stock awards, and performance-based stock and cash awards under the Amended 2013 Plan that may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation. For compensation awarded under a plan to qualify as "performance-based compensation" under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options, stock appreciation rights, performance-based stock awards and certain other stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the Amended 2013 Plan, which includes terms and conditions regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the Amended 2013 Plan (as described in the summary below).

            We believe it is in the best interests of GTx and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that is not intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we grant compensation that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

            As described below, the appreciation and performance-based awards limits will be adjusted for changes in our capitalization, including in connection with the implementation of the proposed reverse stock split as described in Proposal No. 3. The increase in the appreciation and performance-based awards limits is intended to ensure that, following the proposed reverse stock split, if implemented, there remain sufficient permissible numbers of shares subject to these limits so that we can continue to grant meaningful compensatory awards to our employees. However, while the increase in the appreciation and performance-based award limits was made in anticipation of the effects of the proposed reverse stock split as described in Proposal No. 3, this Proposal No. 4 is not conditioned on either the approval of Proposal No. 3 or any reverse stock split implementation. Accordingly, if this Proposal No. 4 is approved by our stockholders, and irrespective of whether Proposal No. 3 is approved by our stockholders (or whether any reverse stock split is implemented), the Amended 2013 Plan will become effective upon the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal No. 4, the Amended 2013 Plan will not become effective and the 2013 Plan will continue in its current form.

Description of the Amended 2013 Plan

            The material terms of the Amended 2013 Plan are outlined below. The following description of the Amended 2013 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2013 Plan. Stockholders are urged to read the actual text of the Amended 2013 Plan in its entirety, which is attached to this proxy statement as Annex C.

Purpose

            The Amended 2013 Plan is designed to provide incentives for our employees, directors and consultants to exert maximum efforts for the success of GTx, Inc. or any affiliate of ours, and to provide a means by which eligible recipients may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

            The terms of the Amended 2013 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

            Subject to adjustment for changes in our capitalization, the total number of shares of our common stock available for issuance under the Amended 2013 Plan is equal to the sum of (1) 1,000,000 shares, (2) the number of unallocated shares that were available for grant under the Prior

Plans (as defined below) as of the effective date of the 2013 Plan (which number is equal to 3,208,157 shares), and (3) any Returning Shares (as defined below) (which number will not exceed 6,093,559 shares), as such shares become available from time to time (such sum, the "Share Reserve"). In addition, the Share Reserve was and will be automatically increased on January 1st of each year, for ten years, commencing on January 1, 2014, in an amount equal to 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year. Prior to January 1 of a given year, the Board may provide that there will be no increase in the Share Reserve for such year or that the increase will be smaller than 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year.

            The "Prior Plans" are the GTx, Inc. Amended and Restated 2004 Equity Incentive Plan, the Genotherapeutics, Inc. Stock Option Plan, the GTx, Inc. 2000 Stock Option Plan, the GTx, Inc. 2001 Stock Option Plan and the GTx, Inc. 2002 Stock Option Plan. The "Returning Shares" are shares subject to outstanding awards granted under the Prior Plans that, from and after the effective date of the 2013 Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to vest in those shares, are repurchased at the original issuance price or are otherwise reacquired or withheld to satisfy a tax withholding obligation in connection with such awards.

            If a stock award granted under the Amended 2013 Plan expires or otherwise terminates without all of the shares of common stock covered by such award having been issued or the award is settled in cash, then such expiration, termination or settlement will not reduce the Share Reserve. In addition, if any shares of our common stock issued under a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required to vest such shares, then the shares that are forfeited or repurchased will again become available for issuance under the Amended 2013 Plan. In addition, any shares of common stock reacquired by us in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the Amended 2013 Plan.

            Shares of our common stock issuable under the Amended 2013 Plan will be shares of authorized but unissued or reacquired shares, including shares we repurchase on the open market or otherwise.

Eligibility

            All of our approximately 27 employees and four non-employee directors as of March 9, 2015 are eligible to participate in the Amended 2013 Plan, and each of these individuals may receive all types of awards, other than incentive stock options. Incentive stock options may be granted under the Amended 2013 Plan only to our employees (including officers) and employees of our affiliates.

Section 162(m) Limits

            Under the Amended 2013 Plan, subject to adjustment for changes in our capitalization, no single participant will be eligible to be granted during any calendar year more than: (i) a maximum of 5,000,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant; (ii) a maximum of 5,000,000 shares of our common stock under performance stock awards (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below); and (iii) a maximum of $2,000,000 under performance cash awards. If a performance stock award is in the form of a stock option, it will count only against the performance stock award limit. If a performance stock award could (but is not required to) be paid out in cash, it will count only against the performance stock award limit. These limits are designed to allow us to grant appreciation and performance-based awards that are exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code, but do not guarantee the deductibility of such compensation by us.

Administration

            The Amended 2013 Plan is administered by our Board, which may in turn delegate authority to administer the Amended 2013 Plan to a committee or committees. Our Board has delegated concurrent authority to administer the Amended 2013 Plan to the Compensation Committee, but may, at any time, revert to itself some or all of the power previously delegated to the Compensation Committee. Each of the Board and the Compensation Committee is considered to be a Plan Administrator for purposes of this Proposal No. 4. Subject to the terms of the Amended 2013 Plan, the Plan Administrator has broad authority to administer, interpret and construe the Amended 2013 Plan and awards granted under the Amended 2013 Plan. The Plan Administrator may, among other things, determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Amended 2013 Plan. All determinations, interpretations and constructions made by the Plan Administrator in good faith will be final, binding and conclusive.

            The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

            Under the Amended 2013 Plan, the Plan Administrator may, with the consent of any adversely affected participant, (i) reprice any outstanding stock option, stock appreciation right or other stock award by reducing the exercise or purchase price of the stock option, stock appreciation right or other stock award, (ii) cancel any outstanding stock option, stock appreciation right or other stock award in exchange for cash or other stock awards or (iii) take any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options

            Stock options may be granted under the Amended 2013 Plan pursuant to stock option agreements. The Amended 2013 Plan permits the grant of stock options that qualify as incentive stock options and nonstatutory stock options. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Vesting

            The number of shares of our common stock subject to a stock option may vest and become exercisable in periodic installments (which do not have to be equal) as set forth in the applicable stock option agreement. Shares covered by different stock options granted under the Amended 2013 Plan may be subject to different vesting schedules as the Plan Administrator may determine. The Plan Administrator also has flexibility to provide for accelerated vesting of stock awards in certain events.

Exercise Price

            The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see Limitations on Incentive Stock Options below), may not be less than 110% of such fair market value.

            As of March 9, 2015, the closing price of our common stock as reported on The NASDAQ Global Market was $            per share.

Term

            The term of stock options granted under the Amended 2013 Plan may not exceed ten years and, in some cases (see Limitations on Incentive Stock Options below), may not exceed five years.

Termination of Continuous Service

            Unless the terms of a participant's stock option agreement or other agreement with us provides for an earlier or later expiration date, if a participant's service relationship with us, or any affiliate of ours, ceases due to disability, death (or the participant dies within a certain period, if any, following cessation of service) or retirement, the participant, or his or her beneficiary or estate, as applicable, may exercise any vested stock options for up to 12 months after the date the service relationship ends due to the participant's disability, for up to 18 months after the date of the participant's death, or for up to 24 months after the date the participant's service relationship ends due to the participant's retirement. For purposes of the Amended 2013 Plan, "retirement" means a participant's voluntary termination of continuous service with GTx either (1) on or after attaining age 65 and after having been employed by GTx for at least ten years or (2) on or after attaining age 55, after having been employed by GTx for at least ten years and obtaining written authorization of the chief executive officer or the Board.

            Except as explicitly provided otherwise in a participant's stock option agreement or other agreement with us, if a participant's service relationship with us, or any affiliate of ours, terminates due to a "for cause" termination, the participant will forfeit all vested and unvested options as of the date on which the event giving rise to the termination for cause first occurred (or, if required by law, the date of the termination) and the participant may not exercise any stock options after such date.

            Except as explicitly provided otherwise in a participant's stock option agreement or other agreement with us, if a participant's service relationship with us, or any affiliate of ours, ceases for any other reason other than due to disability, death, retirement or termination for cause, the participant may exercise any vested stock options for up to three months after the date the service relationship ends.

            If the participant does not exercise his or her stock option within the applicable time frame, the stock option will automatically terminate.

            Under the Amended 2013 Plan, the stock option term may be extended in the event that exercise of the stock option following termination of service (other than due to disability, death, retirement or termination for cause) is prohibited by applicable securities laws or the sale of any common stock received upon exercise of a stock option following termination of service (other than due to termination for cause) would violate GTx's insider trading policy. In no event may a stock option be exercised after its original expiration date.

Exercise and Payment Methods

            Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2013 Plan will be determined by the Plan Administrator and may include: (i) cash, which may be in the form of a check, bank draft, money order, wire transfer or similar electronic transfer of readily available funds,; (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) shares of common stock previously owned by the participant; (iv) a net exercise feature (for nonstatutory stock options only); (v) other legal consideration approved by the Plan Administrator; or (vi) any combination of the foregoing methods.

Transferability

            Generally, a participant may not transfer a stock option granted under the Amended 2013 Plan other than by will or the laws of descent and distribution or pursuant to a domestic relations order or an official marital settlement agreement. However, subject to the approval of the Board or a duly authorized officer, a participant may designate a beneficiary who may exercise the stock option following the participant's death.

Limitations on Incentive Stock Options

            The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as incentive stock options are treated as nonstatutory stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

  •
  the exercise price of the incentive stock option must be at least 110% of the fair market value of the stock subject to the incentive stock option on the date of grant; and

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  the term of the incentive stock option must not exceed five years from the date of grant.

            The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the Amended 2013 Plan is 5,000,000 shares.

Stock Appreciation Rights

            Stock appreciation rights may be granted under the Amended 2013 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The exercise price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2013 Plan.

Restricted Stock Awards

            Restricted stock awards may be granted under the Amended 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient's services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock issued in respect of a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator and set forth in the restricted stock award agreement. Under the Amended 2013 Plan, a restricted stock award may provide that dividends paid on shares of restricted stock covered by the award will be subject to the same vesting and forfeiture restrictions as apply to the shares of the restricted stock award to which they relate. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, upon a participant's termination of continuous service, we may receive through a forfeiture condition or a repurchase right, any or all of the shares that have not vested as of the date of termination under the terms of the restricted stock award agreement.

Restricted Stock Unit Awards

            Restricted stock unit awards may be granted under the Amended 2013 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Restricted stock units will be settled by the delivery of shares of our common stock, in cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Under the Amended 2013 Plan, dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award and, in the sole discretion of the Plan Administrator, may be converted into additional shares of our common stock covered by such restricted stock unit award. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Performance Awards

            The Amended 2013 Plan allows GTx to grant cash and stock-based performance awards that may qualify as "performance-based compensation" that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Performance Stock Awards

            A performance stock award is a stock award that may be granted, may vest, or may be exercised or payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the award agreement, the Board (or Compensation Committee, as applicable) may determine that cash may be used in payment of performance stock awards.

Performance Cash Awards

            A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The Board (or Compensation Committee, as applicable) may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the Board (or Compensation Committee, as applicable) may specify, to be paid in whole or in part in cash or other property.

Compliance with Section 162(m) of the Code

            In granting a performance award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Amended 2013 Plan and described below. Prior to the payment of any compensation under any award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied. Notwithstanding satisfaction of the achievement of any performance goals, the number of shares of common stock, stock options, cash or other consideration granted, issued, retainable or vested under an award on account of such satisfaction may be reduced by the Compensation Committee, as determined in its sole discretion.

Performance Goals

            Performance goals under the Amended 2013 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder's equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) entry into or completion of strategic transactions, including but not limited to acquisitions and licensing agreements; (30) stockholders' equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity;

(35) growth of net income or operating income; (36) billings; (37) performance review results; (38) employee retention; (39) initiation of phases of clinical trials and/or studies by specified dates; (40) patient enrollment rates; (41) budget management; (42) regulatory body approval with respect to products, studies and/or trials; (43) patient enrollment; and (44) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Compensation Committee or the Board.

            Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the Amended 2013 Plan, unless specified otherwise by the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Board) in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Board) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by GTx achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of GTx's common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under GTx's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Board) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the stock award agreement or the written terms of a performance cash award.

Other Stock Awards

            Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Amended 2013 Plan. Subject to the provisions of the Amended 2013 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock (or the cash equivalent thereof) to be granted and all other conditions of such other stock awards.

Clawback Policy

            Awards granted under the Amended 2013 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of an event that constitutes cause.

Changes to Capital Structure

            In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2013 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards. The Plan Administrator will make such adjustments and its determination will be final, binding and conclusive.

Corporate Transactions; Change in Control

            In the event of a corporate transaction (as defined in the Amended 2013 Plan and described below), the surviving or acquiring corporation in such transaction may assume, continue or substitute any or all outstanding stock awards, and any reacquisition or repurchase rights held by GTx in respect of common stock issued pursuant to outstanding stock awards may be assigned by GTx to its successor (or the successor's parent company). However, if the surviving or acquiring corporation does not assume, continue or substitute any or all such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, the vesting (and, if applicable, the exercisability) of such stock awards will (contingent upon the effectiveness of the corporate transaction) be accelerated in full to a date prior to the effective time of the corporate transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by GTx with respect to such stock awards will (contingent upon the effectiveness of the corporate transaction) lapse. Unless otherwise provided in a written agreement between GTx or an affiliate and a participant, the vesting (and, if applicable, the exercisability) of any other outstanding stock awards that are not assumed, continued or substituted in connection with the corporate transaction will not be accelerated and such stock awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction.

            If provided in an award agreement or any other written agreement between GTx or an affiliate and a participant, a stock award held by a participant whose continuous service has not terminated prior to the effective time of a change in control (as defined in the Amended 2013 Plan and described below) may be subject to additional acceleration of vesting and exercisability upon or after a change in control.

            In addition, the form of stock option agreement under the Amended 2013 Plan provides that if a change in control occurs and a participant's continuous service with GTx or its successor (or the successor's parent) is terminated without cause (as defined in the Amended 2013 Plan) or the participant's continuous service is terminated as a result of a "constructive termination" (as defined in the form of stock option agreement and described below), in either case, on or within 12 months after the effective time of the change in control, the outstanding and unvested portion of the option will become fully vested and exercisable immediately prior to the date of such participant's termination. The form of stock option agreement under the Amended 2013 Plan also provides that if a participant's continuous service is terminated as a condition of a change in control or upon the effectiveness of a change in control, the stock option will remain outstanding for 12 months after the date of such termination (but not beyond the original expiration date of the stock option), unless the stock option is not assumed, continued or replaced by the successor or acquiring entity.

            In addition, the form of restricted stock unit award agreement under the Amended 2013 Plan provides that if a change in control occurs and a participant's continuous service with GTx has not terminated prior to the change in control, then any outstanding and unvested portion of the award will become fully vested immediately prior to the change in control.

            The Amended 2013 Plan also provides that if a stock award will terminate if not exercised prior to the effective time of a corporate transaction or change in control, the Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award, but instead will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time of such transaction, to the excess (if any) of (1) the value of the property the participant would have received upon exercise of the stock award (including, at the discretion of the Board, any unvested portion of such stock award), over (2) any exercise price payable in respect of such award.

            In addition, the Amended 2013 Plan provides that, except as otherwise expressly provided by the Board, if any payment or benefit a participant will or may receive in connection with a change in control (a "change in control payment") would constitute a "parachute payment" within the meaning of Section 280G of the Code and such change in control payment would be subject to the excise tax imposed by Section 4999 of the Code, then such change in control payment will be equal to either (1) the largest portion of the change in control payment that would result in no portion of the change in control payment being subject to the excise tax, or (2) the largest portion, up to and including the total change in control payment, whichever amount, after taking into account all applicable taxes, including the excise tax (all computed at the highest applicable marginal rate), would result in the participant's receipt, on an after-tax basis, of the greatest economic benefit, notwithstanding that all or some portion of the change in control payment may be subject to the excise tax. If a reduction is required in the change in control payment, the reduction will occur in the manner specified in the Amended 2013 Plan.

            For purposes of the Amended 2013 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

            For purposes of the Amended 2013 Plan, a change in control generally will be deemed to occur in the event of any one or more of the following events, whether in a single transaction or in a series of related transactions: (i) a person, entity or group acquires, directly or indirectly, securities of GTx representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, similar transaction or other acquisitions of our securities as specified in the Amended 2013 Plan; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, more than 50% of the issued and outstanding voting stock of the surviving entity is owned by persons or entities who were not owners, as of the effective date of the 2013 Plan, of at least 50% of the voting stock of GTx; (iii) our stockholders or the Board approves a plan of complete dissolution or liquidation of GTx, or a complete dissolution or liquidation of GTx otherwise occurs; (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of our consolidated assets, other than a sale, lease, license or other disposition to an entity in which more than 50% of the entity's combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale, lease, license or other disposition; or (v) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors. If required for compliance with Section 409A of the Code, in no event will a corporate transaction or change in control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control of" GTx or "a change in the ownership of a substantial portion of the assets of" GTx as determined under Treasury Regulation Section 1.409A-3(i)(5).

            For purposes of the form of stock option agreement under the Amended 2013 Plan, a constructive termination generally means that the participant terminates employment with GTx or its successor (or the successor's parent) (collectively referred to below as the successor) on or within 12 months following a change in control if: (i) the board of GTx's successor requires the participant to resign from GTx in a manner that terminates the participant's continuous service, as a condition of the change in control; (ii) the participant is assigned duties or responsibilities resulting in a significant diminution in the participant's function immediately prior to the change in control; (iii) there is a material reduction of at least 5% of the participant's annual base salary in effect on the date of the change in control, (iv) there is a failure to continue in effect, or an action is taken that would adversely affect the participant's participation in or reduce the participant's benefits under, certain benefit plans in which the participant was participating immediately prior to the change in control, (v) the participant's business office is relocated to more than 50 miles from the location in which the participant performed his duties as of the change in control, or (vi) GTx or its successor materially breaches any provision of the stock option agreement. In order to have a basis for constructive termination, a participant must provide written notice of the event giving rise to constructive termination to the board of GTx's successor within 30 days following such event, provide the successor with 30 days to cure such event, and, if not cured, the participant must resign from all positions then held with GTx and its successor not later than 6 months after the date of the participant's written notice to the board of the successor (or such earlier date as may be requested by the board).

Plan Amendments and Termination

            The Plan Administrator will have the authority to amend or terminate the Amended 2013 Plan at any time. However, except as otherwise provided in the Amended 2013 Plan, no amendment or termination of the Amended 2013 Plan may materially impair a participant's rights under an outstanding award without the participant's written consent. We will obtain stockholder approval of any amendment to the Amended 2013 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2013 Plan after the tenth anniversary of the earlier of the date the 2013 Plan was adopted by our Board or approved by our stockholders.

U.S. Federal Income Tax Consequences

            The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the Amended 2013 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2013 Plan. The Amended 2013 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

            Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant's tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant's capital gain holding period for those shares will begin on that date.

            Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

            The Amended 2013 Plan provides for the grant of stock options that qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the participant holds a share received on exercise of an incentive stock option for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

            If, however, a participant disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

            For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that stock option generally will be an adjustment included in the participant's alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

            We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

            Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

            The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

            Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

            Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered in respect of such restricted stock unit equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

            The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired in respect of restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

            Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

            Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

            Awards under the Amended 2013 Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the Amended 2013 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, directors or employees under the Amended 2013 Plan.

Plan Benefits

            The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock subject to stock options and restricted stock unit awards that have been granted (even if not currently outstanding) under the 2013 Plan since its approval by our stockholders in 2013 through March 9, 2015.

2013 Plan
Name and position	Number of shares subject to stock awards
Marc S. Hanover	1,500,000
Chief Executive Officer
Mitchell S. Steiner, M.D., F.A.C.S.	—
Former Chief Executive Officer
Jason T. Shackelford	585,000
Senior Director, Accounting and Corporate Controller and Principal Financial and Accounting Officer
Henry P. Doggrell	900,000
Vice President, Chief Legal Officer and Secretary
James T. Dalton, Ph.D.	200,000
Former Vice President, Chief Scientific Officer
All current executive officers as a group	3,985,000
All current directors who are not executive officers as a group	—
Each nominee for election as a director:
J. Kenneth Glass	—
Marc S. Hanover	1,500,000
Robert J. Wills	1,000,000
All employees, including all current officers who are not executive officers, as a group	9,112,000

Equity Compensation Plan Information

            Please see the section of this proxy statement entitled "Equity Compensation Plan Information" for certain information with respect to compensation plans under which equity securities of GTx are authorized for issuance.

Required Vote

            Stockholder approval of this Proposal No. 4 requires a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. The Amended 2013 Plan will not go into effect if our stockholders do not vote "FOR" the approval of the Amended 2013 Plan.

The Board of Directors unanimously recommends a vote "FOR" Proposal No. 4.

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The Audit Committee has selected Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015, and the Board of Directors has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited GTx's financial statements since its inception in 1997. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if he or she so desires and to answer any appropriate questions.

            Stockholder ratification of the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm is not required by GTx's bylaws or other governing documents. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. The Audit Committee is not bound by a vote either for or against the proposal. The Audit Committee will consider a vote against Ernst & Young LLP by the stockholders in selecting our independent registered public accounting firm in the future. Even if the stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of GTx and our stockholders.

            Stockholder approval of this Proposal No. 5 requires a "FOR" vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

On behalf of the Audit Committee, the Board of Directors unanimously recommends a vote "FOR" Proposal No. 5.

Independent Registered Public Accounting Firm's Fees

            The following table shows the fees paid or accrued by GTx for audit and other services provided by Ernst & Young LLP, GTx's independent registered public accounting firm, for the years ended December 31, 2013 and 2014.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees
2013	$339,945	—	$59,938	—	$399,883
2014	$359,082	—	$29,510	—	$388,592

(1)
"Audit Fees" consisted of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. Also includes fees for services provided in connection with other statutory or regulatory filings or engagements, such as comfort letters, attest service, consents and review of documents filed with the SEC.

(2)
"Audit-Related Fees" consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." There were no audit-related fees billed for fiscal 2013 or fiscal 2014.

(3)
"Tax Fees" consisted of fees associated with tax compliance, including tax return preparation, and tax advice and tax planning services. Tax compliance services accounted for $25,538 and $18,000 of the total tax fees billed in 2013 and 2014, respectively. Tax advice and tax planning services of $34,400 and $11,510 in 2013 and 2014, respectively related to consultations on our net operating loss carryforwards.

Pre-Approval Policies and Procedures

            Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. Since March 18, 2004, our Audit Committee has pre-approved all new services provided by Ernst & Young LLP.

            The Audit Committee pre-approves all audit and non-audit services to be performed for GTx by its independent registered public accounting firm. The Audit Committee does not delegate the Audit Committee's responsibilities under the Securities Exchange Act of 1934 to GTx's management. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant pre-approvals of audit services of up to $20,000; provided that any such pre-approvals are required to be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young's independence.

 EQUITY COMPENSATION PLAN INFORMATION

            The following table provides certain information with respect to all of GTx's equity compensation plans in effect as of December 31, 2014:

Name	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Plan Category
Equity compensation plans approved by security holders	8,104,434	(1)	$4.24		4,979,673	(2)
Equity compensation plans not approved by security holders	273,100	(3)	—	(3)	377,852	(4)
Total	8,377,534		$4.24		5,357,525

(1)
Represents shares of GTx common stock underlying stock options granted under, as applicable: (i) the Genotherapeutics, Inc. Stock Option Plan, the GTx, Inc. 2000 Stock Option Plan, the GTx, Inc. 2001 Stock Option Plan, the GTx, Inc. 2002 Stock Option Plan and the GTx, Inc. 2004 Equity Incentive Plan, which are collectively referred to as the Prior Employee Plans; (ii) the GTx, Inc. Amended and Restated 2004 Non-Employee Directors' Stock Option Plan, or the Prior Directors' Plan; (iii) the GTx, Inc. 2013 Equity Incentive Plan, or the 2013 Plan; and (iv) the GTx, Inc. 2013 Non-Employee Director Equity Incentive Plan, or the 2013 Directors' Plan. From and after the May 2, 2013 effective date of 2013 Plan and the 2013 Directors' Plan, no further awards may be made under the Prior Employee Plans and the Prior Directors' Plan. Stock options previously granted under the Prior Employee Plans and the Prior Directors' Plan continue to be governed by the terms of the applicable plan.

(2)
Represents shares of GTx common stock remaining available for future issuance under the 2013 Plan and the 2013 Directors' Plan. The total number of shares of GTx common stock available for future issuance under the 2013 Plan, upon its May 2, 2013 effective date, was initially 4,208,157 shares plus up to an additional 6,093,559 Returning Employee Shares (as defined below) as such shares become available from time to time as set forth in the 2013 Plan. "Returning Employee Shares" means the shares subject to outstanding awards granted under the Prior Employee Plans that, from and after the May 2, 2013 effective date of the 2013 Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to vest in those shares or are otherwise returned to the 2013 Plan share reserve pursuant to the terms of the 2013 Plan. As of December 31, 2014, an aggregate of 4,162,339 shares of GTx common stock remained available for future issuance under the 2013 Plan, plus up to an additional 3,490,101 Returning Employee Shares as such shares become available from time to time thereafter as set forth in the 2013 Plan. In addition, the number of shares remaining available for future issuance under the 2013 Plan automatically increases on January 1st of each year, for ten years, commencing on January 1, 2014, in an amount equal to 4% of the total number of shares of GTx common stock outstanding on December 31 of the preceding calendar year, or such lesser (or no) amount as may be approved by our Board of Directors. On January 1, 2015, the number of shares available for issuance under the 2013 Plan automatically increased by 5,613,026 shares. The total number of shares of GTx common stock available for future issuance under the 2013 Directors' Plan, upon its May 2, 2013 effective date, was initially 404,000 shares plus up to an additional 449,667 Returning Director Shares (as defined below) as such shares become available from time to time as set forth in the 2013 Directors' Plan. "Returning Director Shares" means the shares subject to outstanding awards granted under the Prior Directors' Plan that, from and after the May 2, 2013 effective date of the 2013 Directors' Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to vest in those shares or are otherwise returned to the 2013 Directors' Plan share reserve pursuant to the terms of the 2013 Directors' Plan. As of December 31, 2014, an aggregate of 817,334 shares of GTx common stock remained available for future issuance under the 2013 Directors' Plan, plus up to an additional 366,333 Returning Director Shares as such shares become available from time to time thereafter as set forth in the 2013 Directors' Plan. In addition, the number of shares remaining available for future issuance under the 2013 Directors' Plan automatically increases on January 1st of each year, for ten years, commencing on January 1, 2014, in an amount equal to the lesser of 1% of the total number of shares of GTx common stock outstanding on December 31 of the preceding calendar year and 500,000 shares, or such lesser (or no) amount as may be approved by Board of Directors. On January 1, 2015, the number of shares available for issuance under the 2013 Directors' Plan automatically increased by 500,000 shares.

(3)
Represents shares credited to individual director stock accounts as of December 31, 2014 under our Directors' Deferred Compensation Plan. There is no exercise price for these shares.

(4)
As of December 31, 2014, we had reserved an aggregate of 750,000 shares of GTx common stock for issuance pursuant to our Directors' Deferred Compensation Plan. However, the number of shares that may become issuable under our Directors' Deferred Compensation Plan depends solely on future elections made by plan participants. As of December 31, 2014, 99,048 shares of common stock had been distributed to participants in our Directors' Deferred Compensation Plan, and 273,100 shares were then credited to individual director stock accounts under our Directors' Deferred Compensation Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information as of March 1, 2015 (except as noted) regarding the beneficial ownership of our common stock by:

  •
  each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;

  •
  each of our directors (including one former director) and nominees for director;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

            The number of shares owned and percentage ownership in the following table is based on 140,325,643 shares of common stock outstanding on March 1, 2015. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103.

            We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 1, 2015. In this regard, for purposes of the table below, we have assumed that the warrants we issued in our November private placement, or the November Warrants, will be exercisable within 60 days of March 1, 2015. For more information on the warrants we issued in our November private placement, see "Proposal No. 2—Approval of Increase to the Number of Authorized Shares of Common Stock." We have also included shares credited to individual non-employee director stock accounts under our Directors' Deferred Compensation Plan as of March 1, 2015. Amounts credited to individual non-employee director stock accounts under our Directors' Deferred Compensation Plan are payable solely in shares of GTx common stock, but such shares do not have current voting or investment power. We have not, however, included shares underlying restricted stock units granted to certain of the named executive officers since those restricted stock units would not vest within 60 days of March 1, 2015 unless we experienced a change of control within that time period. Shares issuable pursuant to our Directors' Deferred Compensation Plan and shares issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 1, 2015 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percent of Total
5% Stockholders:
The Pyramid Peak Foundation 6410 Poplar Ave. Suite 710 Memphis, Tennessee 38119	60,168,755	(1)		35.4%
Entities Affiliated with BVF Partners c/o BVF Partners One Sansome Street, 30th Floor San Francisco, California 94104	14,355,611	(2)	9.999	%(2)
Jack W. Schuler 28161 North Keith Drive Lake Forest, Illinois 60045	12,432,215	(3)		8.9%
Formanek Investment Trust and Affiliates 6075 Poplar Ave., Suite 726 Memphis, Tennessee 38119	7,480,292	(4)		5.2%
Directors:
J. R. Hyde, III	57,150,163	(5)	38.5%	(5)
Michael G. Carter, M.D., Ch.B., F.R.C.P.	113,653	(6)		*
Barrington J.A. Furr, Ph.D.	85,136	(7)		*
J. Kenneth Glass	174,770	(8)		*
Kenneth S. Robinson, M.D., M.Div.	162,255	(9)		*
Robert J. Wills, Ph.D.	—	(10)		*
Named Executive Officers:
Marc S. Hanover	1,623,573	(11)		1.2%
Mitchell S. Steiner, M.D., F.A.C.S.	5,198,367	(12)		3.7%
Jason T. Shackelford	204,063	(13)		*
Henry P. Doggrell	543,258	(14)		*
James T. Dalton, Ph.D.	318,000	(15)		*
All Directors and Executive Officers as a group	59,942,521	(16)		40.0%

*
Represents less than 1% of the outstanding shares of our common stock.

(1)
Based on information provided to GTx as of January 26, 2015. Includes 5,089,821 shares issuable upon the exercise of a warrant issued to the Pyramid Peak Foundation ("Foundation") in March 2014, which warrant expired unexercised on March 6, 2015, and 24,545,455 shares issuable upon exercise of a November Warrant. James R. Boyd, Lee B. Harper, O. Mason Hawkins and Andrew R. McCarroll are each a director of the Foundation. Each of such individuals may be deemed to share beneficial ownership of the shares beneficially owned by the Foundation, but disclaim beneficial ownership of such shares.

(2)
Based on information provided to GTx as of January 30, 2015. Consists of: (i) 5,146,271 shares of common stock and a November Warrant to purchase up to an additional 5,146,271 shares of common stock held by Biotechnology Value Fund, L.P., (ii) 2,666,747 shares of common stock and a November Warrant to purchase up to an additional 2,666,747 shares of common stock held by Biotechnology Value Fund II, L.P., (iii) 1,430,041 shares of common stock and a November Warrant to purchase up to an additional 1,430,041 shares of common stock held by Investment 10, L.L.C. and (iv) 1,868,052 shares of common stock and a November Warrant to purchase up to an additional 1,868,052 shares of common stock held by MSI BVF SPV, LLC. Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, L.L.C. and MSI BVF SPV, LLC are affiliated entities. Certain shares of common stock underlying the November Warrants held by these entities are excluded in the total number of shares held and reported in the table above due to a blocker that prevents the exercise of these November Warrants if the number of shares of common stock to be issued pursuant to such exercise would, when aggregated with all other shares of common stock owned by such holder at such time, result in the holder beneficially owning more than 9.999% of all of the common stock of GTx outstanding at such time. This restriction can be waived by the holders upon 61 days' prior written notice to us. As a result of this restriction, we believe, based on information provided to us, that these November Warrants are exercisable for up to an aggregate of 3,244,500 shares of our common stock within 60 days of March 1, 2015, and the number and percentage of shares beneficially owned by these entities in the table above reflects this restriction. This number and related percentage will change depending upon changes in the outstanding shares or waiver of the restriction. BVF Partners L.P. as the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., and the investment adviser of each of Investment 10, LLC and MSI BVF SPV, LLC, may be deemed to beneficially own the shares listed above that are beneficially owned in the aggregate by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, L.L.C. and MSI BVF SPV, LLC. BVF Inc., as the general partner of BVF Partners L.P., may be deemed to beneficially own the shares that are beneficially owned by BVF Partners L.P. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares that are beneficially owned by BVF Inc. Each of BVF Partners L.P., BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Investment 10, L.L.C. and MSI BVF SPV, LLC and this filing shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities.

(3)
The indicated beneficial ownership is based solely on (i) a Schedule 13D/A filed with the SEC by the reporting person on August 26, 2013, reporting beneficial ownership as of August 19, 2013 and (ii) a subsequent report of beneficial ownership on Form 4 filed with the SEC by the reporting person on March 21, 2014, reporting beneficial ownership as of March 21, 2014. According to the Schedule 13D/A and the Form 4, Jack W. Schuler has sole voting and dispositive power over 6,165,261 of such shares. Mr. Schuler also reported shared voting and dispositive power over 6,266,954 of such shares in the Schedule 13D/A filed August 26, 2013, which shares are owned by the Schuler Family Foundation, of which Mr. Schuler serves as a director along with his wife and daughter. Mr. Schuler's wife also reported shared voting and dispositive power over the shares owned by the Schuler Family Foundation in the Schedule 13D/A filed August 26, 2013. Mr. Schuler and Mrs. Schuler each disclaims any beneficial interest in the shares that the Schuler Family Foundation owns. The indicated ownership does not include 1,939,742 shares of GTx common stock owned by three irrevocable trusts (the "Trusts") established for the benefit of Mr. Schuler's adult children, as reported in the Schedule 13D/A. Mr. Schuler reports that he is not a trustee of any of the Trusts. Mr. Schuler and Mrs. Schuler each disclaims any beneficial interest in the shares that the Trusts own. The Schedule 13D/A and the Form 4 filed by the reporting person provides information as of August 19, 2013 and March 21, 2014, respectively, and, consequently, the beneficial ownership of the reporting person may have changed between such dates and March 1, 2015.

(4)
Based on information provided to GTx as of January 23, 2015. Includes 3,700,000 shares held by the Formanek Investment Trust and 3,700,000 shares issuable upon exercise of a November Warrant held by the Formanek Investment Trust. Peter R. Formanek is a trustee of the Formanek Investment Trust and has voting and investment control over the shares beneficially owned by the Formanek Investment Trust. Each of the other trustees of the Formanek Investment Trust, Jonathan P. Formanek and Walter Rothchild, may be deemed to share voting and investment control over the shares beneficially owned by the Formanek Investment Trust, but Walter Rothchild disclaims beneficial ownership of such shares. Peter R. Formanek also serves as a trustee of other trusts that hold, or he otherwise has investment authority over, an aggregate of 80,292 shares of GTx common stock. The business address for each of Peter R. Formanek and Walter Rothchild is 6075 Poplar Avenue, Suite 726, Memphis, TN 38119. Jonathan P. Formanek's business address is 3111 Welborn Street, Dallas TX 75219.

(5)
Includes 145,352 shares held by Pittco Associates II, L.P. and 3,915,716 shares held by Pittco Investments, L.P., entities controlled by Mr. Hyde, 5,089,821 shares issuable upon the exercise of a warrant issued to Mr. Hyde in March 2014, which warrant expired unexercised on March 6, 2015, 2,886,000 shares issuable upon exercise of a November Warrant issued to Mr. Hyde, and 122,755 shares issuable to Mr. Hyde pursuant to our Directors' Deferred Compensation Plan. With respect to the November Warrant, such November Warrant is exercisable for up to 24,545,455 shares of our common stock; however, number of shares of our common stock that may be acquired by Mr. Hyde upon the exercise of the November Warrant is generally limited to the extent necessary to ensure that, following such exercise, Mr. Hyde would not, together with his affiliates and any other persons or entities whose beneficial ownership of our common stock would be aggregated with Mr. Hyde for purposes of Section 13(d) of the Exchange Act, beneficially own in excess of 38.5% of (a) the total number of shares of our common stock then issued and outstanding or (b) the then combined voting power of all of our voting securities. As a result of this restriction, the November Warrant is exercisable for up to an aggregate of 2,886,000 shares of our common stock within 60 days of March 1, 2015, and the number and percentage of shares beneficially owned by Mr. Hyde in the table above reflects this restriction. This number and related percentage will change depending upon changes in the outstanding shares. Mr. Hyde also has shared voting and dispositive power over 216,462 shares held by Mr. Hyde's spouse, 1,844,851 shares held by trusts for the benefit of Mr. Hyde's children (the "Hyde Family Trusts") and 3,400,000 shares held in grantor retained annuity trusts on behalf of Mr. Hyde (the "Hyde GRATs"). As trustee of the Hyde Family Trusts and certain of the Hyde GRATs, John H. Pontius shares voting and dispositive power over all of the shares held by the Hyde Family Trusts. Lorie Jernigan, as trustee of certain of the Hyde GRATs, shares voting and dispositive power over the 3,400,000 shares held in the Hyde GRATs. Ms. Jernigan's business address is 17 West Pontotoc Ave., Suite 100 Memphis, TN 38103. Mr. Hyde has pledged 752,100 of the shares of common stock owned by him to SunTrust Bank to secure personal loans.

(6)
Consists of 77,334 shares of common stock issuable upon the exercise of options held by Dr. Carter, and 36,319 shares issuable to Dr. Carter pursuant to our Directors' Deferred Compensation Plan.

(7)
Consists of 36,667 shares of common stock issuable upon the exercise of options granted to Dr. Furr, and 48,469 shares issuable to Dr. Furr's designated beneficiary pursuant to our Directors' Deferred Compensation Plan. Dr. Furr passed away in February 2015.

(8)
Includes 77,667 shares of common stock issuable upon the exercise of options held by Mr. Glass, and 6,553 shares issuable to Mr. Glass pursuant to our Directors' Deferred Compensation Plan. Mr. Glass has pledged 50,000 of the shares of common stock owned by him to Deutsche Bank to secure personal loans.

(9)
Consists of 61,667 shares of common stock issuable upon the exercise of options held by Dr. Robinson, and 100,588 shares issuable to Dr. Robinson pursuant to our Directors' Deferred Compensation Plan.

(10)
Dr. Wills joined GTx as our Executive Chairman on March 2, 2015.

(11)
Includes 352,875 shares held by Equity Partners XII, LLC, an entity controlled by Mr. Hanover, 227,273 shares issuable upon exercise of a November Warrant, 124,014 shares held by trusts of which Mr. Hanover is the trustee, and 479,000 shares of common stock issuable upon the exercise of options held by Mr. Hanover

(12)
Based solely on information provided to GTx as of February 12, 2015. Includes 536,184 shares held by trusts with respect to which Dr. Steiner may be deemed to have shared voting or dispositive power or otherwise have beneficial ownership, 1,867,951 shares held by Dr. Steiner's wife, of which Dr. Steiner disclaims beneficial ownership, 5,100 shares held in a joint account and 525,000 shares of common stock issuable upon the exercise of options held by Dr. Steiner.

(13)
Includes 158,800 shares of common stock issuable upon the exercise of options held by Mr. Shackelford.

(14)
Includes 4,354 shares held by trusts with respect to which Mr. Doggrell may be deemed to have beneficial ownership, 114,350 shares held by a trust of which Mr. Doggrell is the co-trustee, 306,000 shares of common stock issuable upon the exercise of options held by Mr. Doggrell, and 4,000 shares of common stock held by Mr. Doggrell through an individual retirement account. Also includes 6,641 shares held by Mr. Doggrell's wife and 5,000 shares held in a joint account with Mr. Doggrell's adult child, of which Mr. Doggrell disclaims beneficial ownership.

(15)
Based on information provided to GTx as of January 13, 2015. Consists of 318,000 shares of common stock issuable upon the exercise of options held by Dr. Dalton.

(16)
For purposes of determining the number of shares beneficially owned by directors and executive officers as a group, any shares beneficially owned by more than one director or executive officer are counted only once. In addition, because neither Dr. Steiner nor Dr. Dalton are currently serving as executive officers of GTx, the number of shares indicated in the table above with respect to the beneficial ownership of all directors and executive officers as a group do not include any shares beneficially owned by either Dr. Steiner or Dr. Dalton.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires our executive officers and directors and the beneficial owners of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of these reports.

            To our knowledge, based solely on a review of the copies of these reports furnished to us and any written representations from such executive officers, directors and stockholders with respect to the period from January 1, 2014 through December 31, 2014, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that: three reports, each covering one transaction, were filed late by Mr. Shackelford; two reports, each covering one transaction, were filed late by Mr. Doggrell; and one report covering one transaction was filed late by each of Dr. Dalton and Mr. Hanover.

            Copies of the insider trading reports can be found at our corporate website at www.gtxinc.com, on our Investor Relations page, under the category "SEC Filings."

COMPENSATION DISCUSSION AND ANALYSIS

            Our compensation discussion and analysis discusses the total compensation in 2014 for the following current and former executive officers of GTx:

  •
  Marc S. Hanover, our Chief Executive Officer;

  •
  Mitchell S. Steiner, M.D., F.A.C.S., our former Chief Executive Officer who resigned effective April 3, 2014;

  •
  Jason T. Shackelford, our principal financial and accounting officer;

  •
  Henry P. Doggrell, our Vice President, Chief Legal Officer and Secretary; and

  •
  James T. Dalton, Ph.D., our former Vice President, Chief Scientific Officer.

            The individuals listed above are referred to in this compensation discussion and analysis as our "named executive officers."

            This compensation discussion and analysis describes the material elements of our compensation program for our named executive officers during 2014 and, to the extent material, during 2015 and prior to the date of the filing of this proxy statement. It also provides an overview of our executive compensation philosophy, policies and practices.

Executive Summary

            2014 was a year of reassessment, restructure and refocus for us. After we reported disappointing news in August 2013 that our two Phase 3 clinical trials evaluating our then lead product candidate, enobosarm 3 mg, failed to meet the co-primary endpoints for muscle wasting and performance agreed upon with the U.S. Food & Drug Administration, or FDA, we took a series of swift and decisive actions intended to conserve cash, stabilize our company and retain those employees who we considered critical to moving our company forward. These actions included substantially reducing personnel and initiating a retention compensation program for the remaining approximately 30 employees, including our named executive officers, who we felt were important to retain in order to assess our clinical product candidates and determine appropriate steps to move our company forward. However, since our two top senior officers, Mr. Hanover and Dr. Steiner, were given a sizeable amount of stock at the time of our founding, we did not believe it necessary or appropriate to provide them with any retention cash bonuses or equity awards that were provided to our other employees, including our other named executive officers. In fact, to signal our displeasure with the disappointing results of the enobosarm 3 mg Phase 3 clinical trials and the dramatic decrease in our stock price, in the fall of 2013, we reduced each of their salaries by 20%. Similarly, as our then Chief Scientific Officer, Dr. Dalton was closely involved in the clinical development plan and strategy for our enobosarm 3 mg Phase 3 clinical trials, and following the disappointing results in the trials, the Compensation Committee also reduced his salary by 13% in the fall of 2013.

            In addition to the retention compensation program and salary reductions, in the fall of 2013, we determined it was appropriate to suspend the cash bonus award eligibility under our Executive Bonus Compensation Plan, or the Bonus Plan, for our named executive officers until such time as our business prospects warranted its re-instatement. In addition, we determined not to reassess or make any increases to base salaries for 2014 (such that the base salary reductions for Mr. Hanover and Drs. Steiner and Dalton continued through 2014). Our actions to reduce base salary and suspend the Bonus Plan as a result of our disappointing enobosarm 3 mg Phase 3 clinical trial results directly demonstrate the way in which our executive compensation program is one of "pay-for-performance".

            As we began our assessment in early 2014 of how best to position our clinical assets for further development, it became apparent to the Board and Dr. Steiner that a change in management was warranted. Accordingly, in April 2014, Dr. Steiner resigned his positions as Vice-Chairman of the Board and CEO, and Mr. Hanover was elected to the Board and appointed interim CEO, as well as retaining his positions as President and Chief Operating Officer. To facilitate this transition, we executed a severance agreement with Dr. Steiner that provided him with twelve months of severance payments and accelerated vesting of his stock options, as well as an extension of the period to exercise vested stock options, in recognition of his service to GTx since its founding in 1997. The severance payment period was consistent with what would have been provided to Dr. Steiner under the employment agreement he had previously executed with us in the event of a change of control.

            In consideration of Mr. Hanover assuming the additional duties as interim CEO, and recognizing that Mr. Hanover's base salary had been previously reduced by us on account of the disappointing enobosarm 3 mg Phase 3 clinical trial results and he would not be receiving retention bonus payments and retention equity awards similar to the other executive officers who remained with GTx through May 2014, in April 2014, we granted Mr. Hanover an option to acquire up to 500,000 shares of our common stock. In order to retain Mr. Hanover's services as our interim CEO and to motivate him to act in the best interests of our stockholders while the Board established a committee to search for a seasoned biotech veteran to assume a senior leadership role at the company following Dr. Steiner's resignation, we amended Mr. Hanover's employment agreement to provide him severance benefits if his employment was involuntarily terminated by us or if he voluntarily resigned due to a material demotion of his duties as President and Chief Operating Officer within six months of the hiring of a new CEO. These special severance benefits, however, were terminated in February 2015 upon Mr. Hanover's acceptance of the role of permanent of CEO.

            During the first several months of 2014, GTx personnel began positioning enobosarm for further development as a potential treatment for advanced breast cancer, while continuing our assessment of whether enobosarm 3 mg to treat muscle wasting in non-small cell lung cancer patients could be approved in Europe based on data from the enobosarm 3 mg Phase 3 clinical trials reported in August 2013. Following the payment of retention compensation bonuses and the vesting of retention equity awards to those personnel who remained with the company through May 31, 2014, because we had successfully formulated and initiated a plan to move forward with development of our clinical product candidates, we granted stock options in 2014 to our named executive officers (except to Dr. Dalton, who had notified us of his intention to resign effective August 31, 2014, and Dr. Steiner, who resigned in April 2014) and other key employees which vest equally at the end of the third, fourth and fifth years of the grant to provide long term incentives for employees to remain with the company and follow through with our new clinical development plans. In addition, because the Compensation Committee felt there were clear ascertainable business objectives, which, if attained, would benefit our company and our stockholders, we also re-instated the named executive officer's bonus eligibility under our Bonus Plan in June 2014, to motivate and reward our key personnel only if (and to the extent) specific key business milestones were achieved by the end of calendar year 2014.

            The highlights of our Compensation Committee actions for fiscal year 2014 include:

  •
  The continuation of the 2013 reduction in the base salaries of Mr. Hanover and Drs. Steiner and Dalton and suspension of bonus award eligibility under our Bonus Plan during a time of financial uncertainty following the disappointing enobosarm 3 mg Phase 3 clinical trial results, and the Compensation Committee's decision that there would be no other adjustment in base salaries for those employees we sought to retain following our significant reduction in force in October 2013.

  •
  A change in leadership with the resignation of our former CEO, Dr. Steiner, and the assumption of the role of interim CEO by Mr. Hanover (who now serves as our permanent CEO).

  •
  The successful retention of key company employees through the use of retention compensation packages in the fall of 2013, to allow us to formulate a strategy to move forward with the development of our clinical product candidates.

  •
  The formulation and initiation of a plan to move forward with the development of our clinical product candidates, which resulted in our employees receiving long term incentive stock option grants to encourage them to remain with the company and provide oversight and management following the retention compensation packages and the potential for bonus compensation payments under the 2014 Bonus Plan for achieving important milestones in 2014.

            In early 2015, we continued to make changes to ensure our management team was motivated and committed to drive the development of our clinical product candidates. In lieu of the annual cash incentive eligibility under our Bonus Plan for 2015 and in lieu of salary increases for 2015, we granted restricted stock unit awards, or RSUs, to all of our continuing named executive officers, 60% of which will not vest until January 1, 2018, except in connection with a change in control, to provide additional incentive for these key employees to stay employed and focused on improving our business prospects and stockholder value. This decision to place a greater amount of our named executive officer's target compensation "at risk" and dependent on our stock price for value appreciation further augments our pay-for-performance compensation philosophy.

            We held our second advisory stockholder vote on executive compensation in 2014, which was approved by over 99% of our stockholders voting on the advisory proposal. The Compensation Committee considered the result of the stockholder advisory vote an endorsement of its compensation policies, practices and philosophy for our named executive officers, and determined not to make any significant changes to our executive compensation policies or practices, including for 2014 and 2015, as a result of the vote. In other words, like in 2013, the focus of the Compensation Committee's compensation policies for 2014 and 2015 has been and will likely continue to be on retaining key company personnel and attracting those few additional key hires deemed important for us to enable us to execute on our business strategy designed to, if successful, increase value to our stockholders.

Compensation Philosophy

            Our Compensation Committee believes that the compensation program for our executive officers should enable us to attract and retain highly qualified executives who are essential to our company within a framework that rewards performance and aligns the interests of our executives with those of our stockholders. Our Compensation Committee also believes that our executive compensation program should reward our named executive officers for performance, but that when key performance objectives are not achieved, the compensation of our named executive officers should reflect as much. This pay-for-performance philosophy underlies all components of our executive compensation program. In addition, in designing the components of our executive compensation program in 2013 and 2014, our Compensation Committee weighed heavily the need to retain the key company personnel necessary in order to enable GTx to execute on its business objectives.

Role of Our Compensation Committee, External Compensation Consultants and Management

Oversight and Authority of our Compensation Committee

            Our Compensation Committee is responsible for designing and administering our executive compensation program. This includes reviewing and approving the compensation that may become payable to our executive officers. The Compensation Committee also provides strategic direction to management with respect to implementing the Compensation Committee's decisions. The Compensation Committee meets regularly in executive session, without management present.

            The Compensation Committee made all relevant decisions for 2014 compensation for our named executive officers, including the steps described above that we took in response to our announcement of disappointing results from our enobosarm 3 mg Phase 3 clinical trials, which included establishing and overseeing the retention compensation program, reducing base salary, temporarily suspending Bonus Plan eligibility and making adjustments to Mr. Hanover's compensation upon his assuming the role of interim CEO following Dr. Steiner's resignation in April 2014. In addition, the Compensation Committee made the decision to re-instate Bonus Plan eligibility for 2014 when the Compensation Committee felt there were clear ascertainable business objectives for 2014 and the decision to approve equity awards to our named executive officers in June 2014.

Role of the Compensation Committee's Compensation Consultant

            Under its charter, our Compensation Committee has the authority to retain its own compensation consultant at company expense. In early 2012, the Compensation Committee retained the services of Radford, an AonHewitt Company, for the limited purpose of reviewing the appropriate peer group to be used for compensation comparison purposes, for both Board and executive officer compensation. Based on recommendations from Radford, in February 2012, the Compensation Committee substantially revised the list of industry peers that it used for purposes of evaluating whether levels of both our Board and executive officer compensation were appropriate. Following the significant decrease in the price of our common stock after the announcement of disappointing results from our Phase 3 clinical trials of enobosarm in August 2013, the Compensation Committee again retained Radford in December 2014 to review and recommend revisions to the list of industry peers we use for evaluating Board and executive officer compensation. After reviewing Radford's recommendations in February 2015, the Compensation Committee, based on the recommendation from the Nominating & Corporate Governance Committee of the Board, recommended that the full Board approve a revised industry peer list and specific modifications to the cash and equity compensation to be paid to the independent members of the Board and its committees. These Compensation Committee recommendations were accepted and approved by the full Board at its meeting in February 2015. To date, Radford's role with respect to executive officer compensation decisions has been limited to advising the Compensation Committee on our peer group. Accordingly, for purposes of 2014 compensation determinations, neither Radford nor any other compensation consultant had any role in recommending or determining the levels or elements of our executive compensation.

            At its meeting in February 2014 and February 2015, and as required by SEC rules, the Compensation Committee reviewed whether the work of Radford as a compensation consultant raised any conflicts of interest, taking into consideration the following factors: (i) the provision of other services to our company by Radford; (ii) the amount of fees we paid to Radford as a percentage of the firm's total revenue; (iii) Radford's policies and procedures designed to prevent conflicts of interest; (iv) any business or personal relationship of Radford or any individual compensation advisors employed by the firm with an executive officer of our company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of our company owned by the individual compensation advisors employed by the firm. Based on its analysis of the above factors, the Compensation Committee determined that no conflicts of interest were present as to the work of Radford or any of the individual compensation advisors employed by Radford. Consistent with applicable NASDAQ listing standards, the Compensation Committee will continue to assess the independence of any of our compensation advisers by reference to the foregoing factors.

Role of Management and the CEO in Setting Executive Compensation

            Historically, our human resources, finance and legal departments worked with Mr. Hanover, our then Chief Operating Officer to design and develop compensation programs for our named executive officers for recommendation to the Compensation Committee. In addition, these management groups worked together to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, and to prepare peer data comparisons and other briefing materials for the Compensation Committee. Mr. Hanover then reviewed the results of these efforts with our then CEO, Dr. Steiner. Following any additional review or revision of management's proposals, Mr. Hanover and Dr. Steiner then presented those proposals, along with any background information, to the Compensation Committee. Following Dr. Steiner's resignation and Mr. Hanover's appointment as our CEO, Mr. Hanover now leads our human resources, finance and legal departments in designing and developing compensation programs for our executive officers, and presenting these proposals to the Compensation Committee. It is expected that Dr. Wills, as the Executive Chairman of the Board, will review and discuss all executive compensation proposals with Mr. Hanover and Mr. Doggrell to offer his input and advice about any such proposals before they are presented to the Compensation Committee for its consideration. The Compensation Committee may approve, modify, or reject those proposals, or may request additional information from management (or its own consultant, if it wished to retain one) on those matters.

            Following our August 2013 announcement of disappointing results from our enobosarm 3 mg Phase 3 clinical trials, the Compensation Committee determined to take specific swift actions to reduce costs and retain key personnel, which included reducing the base salaries of Mr. Hanover and Drs. Steiner and Dalton, establishing, with input from Messrs. Hanover and Doggrell and our director of human resources, severance arrangements for approximately 60% of our personnel who were let go in our reduction in force, and providing retention bonuses and retention equity grants to all remaining employees, except Mr. Hanover and Dr. Steiner, payable if they remained employees of the company through at least May 31, 2014. Additionally, after reviewing severance agreements for Drs. Steiner and Dalton prepared by Mr. Doggrell, the Compensation Committee approved the severance terms for Drs. Steiner and Dalton, made the decision to award a stock option grant to and provide Mr. Hanover with special severance benefits in connection with his assuming the interim CEO role and, upon the recommendation of Mr. Hanover, adjusted Mr. Shackelford's base salary and awarded him a stock option upon his assumption of the duties of both principal financial officer and principal accounting officer.

            Historically, Dr. Steiner, prior to his departure from the company in April 2014, and Mr. Hanover also would make recommendations to the Compensation Committee with respect to the specific performance goals to be achieved under our Bonus Plan. Following Dr. Steiner's departure, it is expected that Dr. Wills and Mr. Hanover will provide such recommendations to the Compensation Committee. Since we elected in late 2013 to suspend Bonus Plan eligibility and concentrate on retaining key employees following the elimination of approximately 60% of our personnel in October 2013, the Compensation Committee did not seek specific performance goal information from management until June 2014, when the Compensation Committee consulted with Messrs. Hanover and Doggrell about reinstating Bonus Plan eligibility for the remainder of 2014 and the appropriate performance criteria under the Bonus Plan to reward employees for attaining important strategic milestones by the end of the 2014.

            Dr. Steiner provided, and now Dr. Wills and Mr. Hanover will provide, annual reviews of the performance of each of our executive officers (other than themselves) to assist the Compensation Committee in its annual determination of each element of compensation for such officers. In 2014, following Dr. Steiner's departure from the company, Messrs. Hanover and Doggrell made recommendations to the Compensation Committee regarding the number of stock options or awards to be granted to our other executive officers and actual performance and bonus payouts under the Bonus Plan, which the Compensation Committee may approve, modify or reject. In the future, it is expected that Dr. Wills and Messrs. Hanover and Doggrell will make similar recommendations to the Compensation Committee.

            Typically, the Compensation Committee meets in executive session to discuss and determine appropriate base salaries, bonus compensation target awards and goals, and stock options and/or awards for each executive officer of GTx. No named executive officer was present or directly participated in the final deliberations of the Compensation Committee with respect to any component of his own fiscal year 2014 compensation.

Factors in Setting Compensation

            Our Compensation Committee considers a broad range of factors in setting executive compensation levels, including past practice, company results, internal equity, experience and individual performance. The weight given each factor may differ from year to year, and may differ among the named executive officers in any one year. For example, for 2014, a significant factor in determining compensation for 2014 was the need to retain the key company personnel necessary to enable GTx to execute on its business objectives, which factor was significantly focused on by the Compensation Committee in determining compensatory arrangements for our continuing named executive officers.

Peer Groups

            The Compensation Committee periodically reviews and updates, if necessary, the peer group to be used for executive compensation comparison purposes. For decisions made in respect of the few salary adjustments we made during fiscal year 2014 for our employees, including Mr. Shackelford, the Compensation Committee had available to it compensation information for comparable executive positions of our peers, based on the peer group recommended by Radford and approved by the Compensation Committee in February 2012. Factors considered in selection of the peer group in 2012 included comparability in size, stage of clinical development of its lead product candidate, and organizational complexity. Specifically, the peer group recommended by Radford included publicly-traded biopharmaceutical and specialty pharmaceutical companies with characteristics similar to those of GTx with regard to: product candidates in late stage development and/or recently commercialized); a market capitalization equal to 0.5 to 2.0 times that of GTx (in order to reflect potential future stock volatility); and an employee size of 50 to 300 employees to reflect the scale-up of employees needed for development programs and the commercialization of product candidates. The peer group was also revised to include potential business competitors, regardless of the size. Using these factors, the peer group approved by the Compensation Committee in February 2012 consisted of the following 19 companies:

Affymax, Inc.	Immunomedics, Inc.	NPS Pharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.	InterMune, Inc.	Optimer Pharmaceuticals, Inc.
Amicus Therapeutics, Inc.	Isis Pharmaceuticals, Inc.	Osiris Therapeutics, Inc.
ArQule, Inc.	Lexicon Pharmaceuticals, Inc.	Progenics Pharmaceuticals, Inc.
Astex Pharmaceuticals, Inc.	Ligand Pharmaceuticals, Inc.	Rigel Pharmaceuticals, Inc.
AVEO Pharmaceuticals, Inc.	Momenta Pharmaceuticals, Inc.	Sucampo Pharmaceuticals, Inc.
Targacept, Inc.

            However, recognizing that the 2012 peer group list does not currently reflect an appropriate group of peers, given our fewer number of employees, our reduced scope of development and limited cash resources and our significantly lower share price, in each case relative to the companies in the 2012 peer group, we again engaged Radford in December 2014 to reassess our peers and recommend changes to the list, which the Compensation Committee and the Board reviewed and approved in February 2015. Factors considered in the selection of the revised peer group in 2014 were similar to the factors considered by the Compensation Committee in 2012 and included comparability in size, stage of clinical development of lead product candidates, and organizational complexity. Specifically, the peer group the Compensation Committee and Board approved in February 2015, based on Radford's recommendations, included publicly-traded biopharmaceutical and specialty pharmaceutical companies with characteristics similar to those of GTx with regard to: product candidates in Phase 2 development; a market capitalization equal to 0.5 to 3.0 times that of GTx (in order to reflect potential future stock volatility); and an employee size of less than 75 employees to more accurately reflect the current number of company personnel. Using these factors, the peer group suggested by Radford and approved by the Compensation Committee in February 2015 consists of the following 19 companies, 3 of which were included in the 19 companies recommended by Radford in 2012:

Advaxis, Inc.	Cymabay Therapeutics, Inc.	Lpath, Inc.
ArQule, Inc.	Fate Therapeutics, Inc.	Neuralstem, Inc.
Athersys, Inc.	Fibrocell Science, Inc.	OncoGenex Pharmaceuticals, Inc.
AVEO Pharmaceuticals, Inc.	GlycoMimetics, Inc.	Rexahn Pharmaceuticals, Inc.
BIND Therapeutics, Inc.	ImmunoCellular Therapeutics, Ltd.	Targacept, Inc.
Concert Pharmaceuticals, Inc.	KaloBios Pharmaceuticals, Inc.	TetraLogic Pharmaceuticals Corporation
Trevena, Inc.

Peer Data

            For purposes of the Compensation Committee reviewing compensation for our executive officers during the fall of 2013, our finance department gathered compensation data for the comparable executive officers at our peer companies from Equilar, Inc., an independent executive compensation survey database, and made the information available to the Compensation Committee members. However, since the Compensation Committee decided in September 2013 to reduce the salaries of Mr. Hanover and Dr. Steiner by 20%, and Dr. Dalton by 13%, following our announcement of disappointing results from our enobosarm 3 mg Phase 3 clinical trials and to approve no other salary adjustments for other executive officers or bonus compensation payments during the fall of 2013, the Compensation Committee chose to not utilize the Equilar data for its compensation decisions.

            In May 2014, following the Compensation Committee's review of information supplied by management, the Compensation Committee determined the base salary adjustment and stock option grant for Mr. Shackelford, based, in part, on relevant industry peer group information obtained from Equilar for executives with comparable duties. The Compensation Committee did not use the Equilar data for benchmarking purposes but instead used it as one factor that they considered when determining Mr. Shackelford's base salary and stock option grant, in addition to other factors, which included his increased duties and areas of responsibilities and his level of experience, as well as the comparable salaries being paid in the local market place for persons with his accounting background and experience.

            The Compensation Committee relied only on its subjective assessment of fundamental fairness and equity, and not on external data (including the peer company or the Equilar data), when it made other executive compensation decisions in 2014, including the determination of the stock option award to Mr. Hanover in April 2014, at the time he assumed the additional duties of interim CEO, and in determining the special structure and size of the stock option grants made to the named executive officers in June 2014. In these circumstances, the Compensation Committee felt peer company comparisons were not appropriate given the unique circumstances of the retention program and changes in our compensation structure and leadership over the past two years. Maintaining base salaries at current levels and using equity awards with longer term vesting, after the end of years three, four and five, were viewed by the Compensation Committee as the appropriate means to retain key employees for the time period necessary to execute on our current product development strategy and to provide a meaningful incentive award to our named executives if they are successful in increasing shareholder value.

Elements of Compensation and 2014 Compensation Decisions

            Our executive compensation program generally consists of base salary, an annual cash incentive opportunity under the Bonus Plan, equity incentive awards and potential benefits in connection with a change in control and/or involuntary termination. However, our executive compensation program for 2014 was modified from what we have provided our executives in the past, in light of the disappointing results announced in August 2013 from our enobosarm 3 mg Phase 3 clinical trials and the resulting elimination of approximately 60% of our workforce in October 2013. While we continue to rely on base salary, incentive cash compensation opportunities for our employees, stock options and/or stock awards and employee benefits to attract, retain and motivate employees to attain and exceed defined corporate objectives, it was clear to us in late 2013 that a different compensation approach was needed for 2014 to retain those employees we felt essential to reassess and define a strategy and direction for the company, while, at the same time, signaling our displeasure with senior management as a result of the enobosarm 3 mg Phase 3 clinical trial results and the significant reduction in the price of our common stock. With this in mind, the Compensation Committee decided to make several compensation changes, as more fully described below, including to reduce the base salaries of Mr. Hanover and Drs. Steiner and Dalton, and to put in place for all of our employees, including our named executive officers, retention compensation packages designed to retain and motivate employees to develop and implement strategies and objectives for the further development of our product candidates.

            Consistent with past practices, the Compensation Committee has not adopted any specific formulas for allocating total compensation between equity compensation and cash compensation, or between short-term and long-term compensation. Instead, the Compensation Committee continues to use its judgment to establish for each named executive officer a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve our compensation objectives described above, which may differ from year to year.

            To emphasize our pay-for-performance philosophy, as well as to preserve our cash resources, a significant portion of our named executive officers' total compensation in 2014 continued to be comprised of both short term and long-term equity awards and performance-based cash bonus opportunities which we believe help align the executive officers' incentives with the interests of our stockholders.

Base Salary

            Our Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain our executive officers. We provide base salary as a fixed source of income for our executives for the services they provide to us during the year, and allow us to maintain a stable executive team.

            In response to our disappointing enobosarm 3mg Phase 3 clinical trial results in 2013, the Compensation Committee reduced the base salaries for Mr. Hanover and Drs. Steiner and Dalton, effective October 1, 2013, on account of their responsibilities for designing and conducting our enobosarm 3mg Phase 3 clinical trials. In selecting the levels of salary reduction that would apply, the Compensation Committee subjectively determined that a 20% reduction should apply to Mr. Hanover and Dr. Steiner because it was sufficiently material to convey the sense of the Compensation Committee as to accountability. The percentage of salary reduction applied to Dr. Dalton (13%) was selected so his base salary would remain below that of Mr. Hanover (after his 20% reduction in salary), but above that of Mr. Doggrell.

            In determining base salaries for fiscal year 2014, the Compensation Committee determined that it was important to retain key employees following the substantial reduction in the workforce in October 2013, while signaling to our remaining employees and outside stockholders the displeasure of the Compensation Committee and other members of the Board in the disappointing clinical trial results released in August 2013. Consequently, the Compensation Committee elected to forego any reassessment of executive salaries against those of our industry peers in late 2013 and to generally maintain existing base salary levels at the beginning of 2014 at their same 2013 levels (which reflected the October 1, 2013 reductions). The following table shows the base salaries for each of Mr. Hanover and Drs. Steiner and Dalton, before and after the reduction applied October 1, 2013:

Named Executive Officer	Pre-Reduction Annual Base Salary ($)	Annual Base Salary Effective October 1, 2013 ($)	Percent Decrease (%)
Mitchell S. Steiner	565,110	452,088	(20%	)
Marc S. Hanover	491,646	393,317	(20%	)
James T. Dalton	430,560	375,000	(13%	)

            The salaries of our other named executive officers, Messrs. Shackelford and Doggrell, were not similarly reduced in late 2013, in recognition of the fact that they were not directly responsible for the design and execution of our clinical programs. However, neither Mr. Shackelford nor Mr. Doggrell received any reassessment or increase in base salary effective January 1, 2014, as the Compensation Committee felt that Messrs. Shackelford and Doggrell were sufficiently motivated by their retention compensation packages.

            Upon his appointment as interim CEO in April 2014, the Compensation Committee determined not to make any adjustment to Mr. Hanover's base salary because the Compensation Committee felt the other changes to Mr. Hanover's compensation, specifically the stock option grant described below under "—Annual Long-Term Incentive Awards—2014 Awards" and amended severance benefits described below under "—Other Post-Employment Compensation and Change of Control Benefits—Interim CEO Agreement" were a more appropriate way to motivate and retain Mr. Hanover's services as our interim CEO than to increase his fixed cash salary.

            Upon Mr. Shackelford's assumption of the dual roles of principal financial officer and principal accounting officer in addition to his duties as Senior Director, Accounting, in May 2014, the Compensation Committee reviewed Mr. Shackelford's compensation and reviewed industry peer group information obtained from Equilar for executives with comparable duties. The Compensation Committee noted that Mr. Shackelford had assumed responsibilities of significant importance to a public company, with a much diminished staff to undertake the duties to which he has been entrusted. After reviewing his base salary and recognizing that he was being paid less than he could realistically make in the local accounting market, the Compensation Committee determined to increase Mr. Shackelford's annual base salary from $178,010 to $210,000. The Compensation Committee determined the amount of Mr. Shackelford's base salary increase based on its subjective assessment of the base salary necessary to be competitive within the local accounting market, while remaining within the range of salaries paid to other director level employees at the company, to promote internal equity.

            The following table shows the annual base salary rates for each of our named executive officers as of January 1, 2014 and any changes made during 2014.

Named Executive Officer	2014 Annual Base Salary ($)
Marc S. Hanover	393,317
Mitchell S. Steiner	452,088
Jason T. Shackelford	178,010	(1)
Henry P. Doggrell	363,576
James T. Dalton	375,000

(1)
As described above, Mr. Shackelford's base salary was increased to $210,000 in May 2014 upon his assumption of the duties of both principal financial officer and principal accounting officer.

Retention Program Bonuses

            In the fall of 2013, following a reduction of our workforce by approximately 60%, the Compensation Committee was more concerned with retaining those personnel who it felt were essential for us to reassess its clinical development programs and determine how best to continue the development of our product development candidates, rather than determining specific objectives, the attainment of which may warrant incentive cash compensation payments under the historical umbrella of a Bonus Plan. With this in mind, in October 2013, the Compensation Committee suspended cash bonus eligibility under the Bonus Plan and, instead, approved retention compensation packages for approximately 30 employees (including the named executive officers) to provide certain payments and benefits if the employee remained employed by us for a specified period or was terminated under certain circumstances. While most employees, including Messrs. Shackelford, Doggrell and Dr. Dalton, were eligible for and received retention cash bonus and equity awards, the Compensation Committee determined that it was not necessary or appropriate to provide Mr. Hanover and Dr. Steiner with retention cash bonus and equity awards because of the sizeable amount of stock they were granted at the time of GTx's founding, which continued to serve to motivate and retain them.

            Under the retention compensation packages, each of Messrs. Shackelford, Doggrell and Dr. Dalton (as well as substantially all remaining GTx employees, with the exception of Mr. Hanover and Dr. Steiner) would receive a lump sum cash retention bonus equal to 50% of his then-current base salary if he remained an employee of GTx through the earliest to occur of (i) the end of business on May 31, 2014, (ii) an involuntary termination of employment by GTx (excluding a termination for cause or a voluntary resignation), and (iii) a change of control of our company. Since many of the employees laid off by us as of October 1, 2013 were receiving severance payments equal to three to six months of their then base salaries, the Compensation Committee reasoned that bonus retention payments equal to

50% of base salary would be necessary to convince key employees to forego seeking other employment opportunities and remain focused on determining the most appropriate paths to pursue to continue development of our product candidates, including continuing enrollment of our ongoing Phase 2 proof-of-concept clinical study of enobosarm 9 mg to treat advanced breast cancer and its ongoing Phase 2 clinical trial of Capesaris® (GTx-758) to treat advanced prostate cancer. The Compensation Committee also recognized that it was seeking to retain those employees who were, for the most part, the ones most likely to be employable elsewhere in an environment where there would be substantially fewer personnel to continue the business of a company whose financial prospects were then diminished.

            In accordance with the terms of the retention compensation packages, each of Messrs. Shackelford and Doggrell and Dr. Dalton were paid retention cash bonuses of $89,005, $181,788 and $187,500, respectively, in June, 2014.

            In addition to the retention bonus payments, as part of the retention compensation packages for all continuing employees, including Dr. Steiner and Mr. Hanover, the Compensation Committee provided for amendments to outstanding stock options and approved extended health benefit coverage upon certain terminations, as further described below under "—Annual Long-Term Incentive Awards—Retention Program Awards" and "—Other Post-Employment Compensation and Change of Control Benefits—Retention Program Benefits". Additionally, the retention compensation packages for all employees other than Dr. Steiner and Mr. Hanover included retention equity awards as further described below under "—Annual Long-Term Incentive Awards—Retention Program Awards".

Annual Bonus Plan

            General.    Our Compensation Committee first established our Bonus Plan in 2007 as a means of rewarding executive officers for their role in achieving specified annual or short-term performance goals. The potential for payments under the Bonus Plan for any fiscal year is generally based on the attainment of pre-established, objective performance goals approved by the Compensation Committee at the beginning of the year. Each year, the Compensation Committee approves the objective performance goals and specific criteria, including the weight attributable to each objective, and, if applicable, any weighting for specific categories of performance objectives, for each executive officer. Historically, the Compensation Committee solicits and considers the recommendations of our CEO and COO in making these determinations

            The objective criteria for the Bonus Plan can vary each year and may include the achievement of the operating budget for GTx as a whole or of a business unit of GTx, satisfactory audit results and timely filings of annual and quarterly reports with the SEC, personnel-related objectives, continued innovation in development and progress towards commercialization of our product candidates, timely development of new product candidates or processes, development and implementation of successful marketing and commercialization strategies for our product candidates, implementation of financing strategies and the establishment of strategic alliances, partnerships or collaborations with third parties, as well as meeting preclinical, clinical, regulatory or product sales objectives.

            Although the Compensation Committee typically approves the objective performance goals and specific criteria prior to the start of or early in the applicable calendar year, it retains the discretion to modify or otherwise change the objectives during the applicable calendar year. In addition, under the Bonus Plan, the Compensation Committee has the discretion to make additional bonus awards, apart from those related to the achievement of specified performance objectives.

            Historically, an executive was not entitled to receive an award under the Bonus Plan if he or she receives a substandard annual performance evaluation from his or her manager (or, for our CEO, from the Compensation Committee), regardless of whether the objective performance criteria under the

Bonus Plan are met. However, in the case of our Bonus Plan for 2014, cash bonus award opportunity was directly tied to the achievement of specified, objective company goals during the period from June 1, 2014 to December 31, 2014 and was not at all tied to annual performance evaluation given the purposes for which the Compensation Committee determine to re-instate bonus award eligibility under the Bonus Plan for the second half of 2014. The Compensation Committee may also suspend bonus eligibility under the Bonus Plan and, as described above, did suspend cash bonus award eligibility under our Bonus Plan following the disappointing results from the enobosarm 3 mg Phase 3 clinical trials.

            Bonus Plan for 2014.    Following our success in retaining most of the key employees we sought to retain with our retention compensation program through May 2014, data announced in June 2014, from our ongoing proof-of-concept Phase 2 clinical of enobosarm 9 mg to treat advanced breast cancer, as well as data from our open label study of GTx-758 to treat advanced prostate cancer, confirmed for us a direction and path forward for the continued development of our product candidates. In June 2014, recognizing that specific outcomes were important to be attained during 2014, if the continued development of enobosarm as a treatment for advanced breast cancer was to be possible, Messrs. Hanover and Doggrell reviewed with the Compensation Committee objective criteria designed to facilitate further development of our product candidates during the remainder of the calendar year. Since the timing and execution of these objectives were deemed critical by the Compensation Committee, it decided in June 2014 to resume the named executive officer's cash bonus opportunity under the Bonus Plan and provide incentive bonus compensation opportunities for completing specific objectives prior to the end of calendar year 2014. The amount of each named executive officer's bonus potential under the re-instated Bonus Plan was based on a target percentage of such officer's annual base salary for 2014 and each officer's bonus opportunity was directly tied solely to the achievement of specified company goals during the period from June 1, 2014 to December 31, 2014.

            Under the 2014 Bonus Plan, Mr. Hanover's bonus target was equal to 65% of his base salary; Mr. Shackelford's bonus target was 25% of his base salary and Mr. Doggrell's bonus target was 35% of his base salary. Mr. Hanover's bonus target was the same as the target originally specified for our previous CEO, Dr. Steiner, for the Bonus Plan for 2013 before it was suspended by us in the fall of 2013, and the bonus targets for Mr. Doggrell (and the other company vice-presidents) and for Mr. Shackelford (and the other director-level employees) were increased by us 5% over the targets specified for them in the Bonus Plan for 2013, which increases the Compensation Committee subjectively felt were warranted under the circumstances. Dr. Steiner was not eligible to participate in the Bonus Plan for 2014 due to his resignation prior to the bonus period. Similarly, Dr. Dalton was not eligible to participate in the Bonus Plan for 2014 on account of his announced plan to terminate his employment with the company at the end of August 2014. While it was possible to earn in excess of 100% of the full bonus potential, if most or all of the milestones were achieved on or before the time periods specified for each such milestone, it was anticipated by the Compensation Committee that completion of certain important milestones would forego the fulfillment of others, and therefore, something less than 100% of the full bonus potential was more probable. In fact, there was the possibility that no bonus could be awarded; likewise, there was no maximum on the amount of a participant's bonus potential.

            The specified goals and their relative weightings approved by the Compensation Committee for the re-instated 2014 Bonus Plan were as follows:

Company Goals	Cash Bonus Payable if Goal Achieved

Finalizing the clinical trial protocol for a new Phase 2 enobosarm breast cancer study and entering into such contracts in 2014 as are appropriate to be able to commence enrolling subjects in such study in the first quarter of 2015

25% of target bonus
Obtaining a global or regional partnership for enobosarm	50% of target bonus if global partnership; 35% of target bonus if regional partnership
Obtaining Board approval in 2014 to proceed with the filing of a marketing authorization application in the European Union for enobosarm 3 mg	25% of target bonus
Complete enrollment in our ongoing GTx-758 (Capesaris®) Phase 2 open-label clinical trial by October 31, 2014	20% of target bonus
Completion of an equity financing	25% of target bonus
License of certain preclinical and clinical compounds	5% of target bonus for each license

            In December 2014, after receiving the recommendations of Messrs. Hanover and Doggrell, the Compensation Committee found that we had met our equity financing goal by completing an equity financing in November 2014 and that we had met our clinical trial protocol goal by designing and entering into contracts in 2014 necessary to commence enrollment of patients in one of our planned Phase 2 clinical trials of enobosarm in patients with advanced androgen receptor, or AR, positive breast cancer. As a result of the Compensation Committee's certification that we had met the equity financing and enobosarm clinical trial protocol goals, 50% of the target bonus compensation payments under the Bonus Plan had been earned by those eligible employees of the company. The Compensation Committee determined that none of the remaining goals had been met at levels appropriate to warrant payment under the Bonus Plan. As a result, Mr. Hanover received a cash bonus award of $127,828; Mr. Doggrell received a cash bonus award of $63,626; and Mr. Shackelford received a cash bonus award of $26,250.

Annual Long-Term Incentive Awards

            We use equity compensation, primarily in the form of awards of stock options and/or RSUs, to motivate and reward corporate performance and to attract and retain qualified executives. We believe that equity awards serve to align the interests of our named executive officers with those of our stockholders by rewarding them for stock price growth. Our annual stock options generally have a five-year time-based vesting requirement, which we believe encourages our executive officers to focus on driving stockholder value and stock-price appreciation over the long term. We believe the five-year vesting schedule also serves as an effective retention tool. We began granting RSUs in 2013 as part of our retention compensation package that vested over the time period we felt necessary to retain and motivate our key personnel to reassess and position our clinical development programs for future development. While both stock options and RSUs enable employees to benefit, like stockholders, from any increases in the value of our stock, stock options deliver future value only if the value of our stock increases above the exercise price. In contrast, RSUs deliver fully paid shares of our stock upon vesting, so they retain some value even if our stock price declines, stays flat or only increases marginally after the RSU is granted, and therefore have greater retention value than stock options and promote direct employee stock ownership.

            In determining the size of equity grants, the Compensation Committee may consider, in any given year, each officer's responsibilities, the strategic importance of his role within our company, budget constraints and internal equity. Our Compensation Committee may also consider the current value of shares owned, the current value of exercisable and unvested stock options, as well as the potential for dilution to stockholders. Finally, the Compensation Committee may consider the size and value of equity awards granted by our peer companies to officers in comparable positions, although the Compensation Committee does not aim to have equity award values fall within any specific range of the peer company data. In this regard, the Compensation Committee has historically reviewed data from Equilar pertaining to equity awards received by executives of our peers, but the Compensation Committee does not make its decision regarding equity awards based primarily on that information.

Retention Program Awards

            As part of the retention bonus packages instituted in October 2013, the Compensation Committee granted stock options and RSUs to our named executive officers, with the exception of Mr. Hanover and Dr. Steiner. Each of the retention stock options and RSUs were to vest in full upon the earlier to occur of (i) June 1, 2014, (ii) an involuntary termination of the officer's continuous service with us other than for cause and (iii) a change in control of our company. In this regard, the Compensation Committee approved the grant of retention stock options to purchase 100,000 shares of our common stock and RSUs covering 100,000 shares of our common stock to each of Mr. Doggrell and Dr. Dalton. Mr. Shackelford received a retention stock option to purchase 50,000 shares of our common stock and RSUs covering 50,000 shares of our common stock as part of the retention bonus program. Each of the retention stock options and RSUs granted under the retention bonus program to each of Messrs. Shackelford and Doggrell and Dr. Dalton vested in full as of June 1, 2014.

            In addition, under the retention bonus packages, each outstanding stock option that was held by each of our named executive officers as of October 2013, including Mr. Hanover and Dr. Steiner, was modified to provide that if the employee continued to be employed by the company through the earlier to occur of the end of business on May 31, 2014 and an involuntary termination of employment (excluding a termination for cause or a voluntary resignation), then, as of the applicable date: (i) an additional number of shares subject to such option would immediately vest as if the applicable named employees service had continued through January 1, 2015, and (ii) the period during which the vested portion of all such options then held by such employee will generally expire would be extended from three months to six months after the applicable named executive officer's termination of service. Accordingly, each of our named executive officers, other than Dr. Steiner who resigned in April 2014, received accelerated vesting of a portion of their outstanding stock options on June 1, 2014 and became eligible to receive the extended option post-termination exercise period upon such officer's termination of service.

2014 Equity Awards

            The Compensation Committee determined that there would be no annual stock option or equity award grants made in January 2014, as was our typical practice, due to the disappointing results from our enobosarm 3 mg Phase 3 clinical trials and the equity incentives awarded under the retention bonus packages, which the Compensation Committee believed were necessary to persuade key employees to remain with the company, and forego seeking alternate employment opportunities, during a time period the Compensation Committee believed critical to the continuity of our operations. In making the determination not to grant annual stock option or equity award grants in January 2014, the Compensation Committee did not take into account any peer group data.

            In April 2014, following Dr. Steiner's resignation as Vice Chairman of the Board and CEO of GTx, and Mr. Hanover's assumption of the additional duties as interim CEO, the Compensation Committee granted Mr. Hanover an option to acquire 500,000 shares of company common stock at an exercise price of $1.56 per share, which vests 20% per year over a 5 year period. The Compensation Committee believed providing this longer term incentive for Mr. Hanover to increase stockholder value through increases in our stock price was a better way to compensate Mr. Hanover for his increased responsibilities as interim CEO, rather than increasing his base salary (which remained unchanged from the reduced level as of October 2013) because the stock option grant aligned Mr. Hanover's interests with those of our stockholders. The Compensation Committee did not take into account Equilar or peer industry data in determining the size of the option grant to Mr. Hanover. Instead, the Compensation Committee determined the size of the grant based on its subjective determination of the equity award appropriate to incentivize and retain Mr. Hanover, taking into account previous grants received by Dr. Steiner while CEO of the company and recognizing that Mr. Hanover did not receive the retention equity grants of stock options and RSUs granted to other executive officers, including Dr. Dalton and Mr. Doggrell, for remaining employed with the company through May 2014. In addition, as part of Mr. Hanover's severance benefits that were amended upon his commencement as interim CEO, Mr. Hanover became eligible to receive accelerated vesting of all of his stock options (other than the April 2014 option grant described above) and extended periods to exercise his vested stock options if his other duties as President and Chief Operating Officer were diminished following our hiring of a new senior executive leader for the company, as further described below under "—Other Post-Employment Compensation and Change of Control Benefits—Interim CEO Agreement".

            Similarly, in May 2014, when the Compensation Committee reviewed Mr. Shackelford's compensation following Mr. Hanover's recommendation that Mr. Shackelford assume the dual roles of principal financial officer and principal accounting officer, in addition to his duties as Senior Director, Accounting, the Compensation Committee granted Mr. Shackelford a stock option to acquire up to 35,000 shares of our common stock at an exercise price of $1.45 per share, which vests 20% per year over a 5 year term. The Compensation Committee reviewed Equilar industry data as one reference point in determining the size of the option grant to Mr. Shackelford; however, the Compensation Committee subjectively determined the size of the stock option grant primarily based on the Compensation Committee's determination, of the level that would be consistent with the stock option grants other senior director level employees had received in the past, to promote internal equity and fairness.

            In June 2014, following the successful retention by the company of most of the employees receiving retention compensation packages in October 2013, upon recommendation by Messrs. Hanover and Doggrell, the Compensation Committee approved additional stock option grants to our named executive officers, including Messrs. Hanover, Doggrell and Shackelford, and other key employees as part of a long term incentive compensation strategy to retain our employees to implement and execute both the short term performance objectives under our Bonus Plan for the second half of 2014, as described above, and the longer range goals of enrolling and completing our two planned Phase 2 clinical trials of enobosarm to treat advanced AR positive breast cancer and our ongoing clinical study of GTx-758 to treat advanced prostate cancer. The Compensation Committee awarded stock options, rather than RSUs, to provide long term incentive compensation only if our share price increased over time to better align the interests of the executives with those of our stockholders. Additionally, the stock option grants were designed to vest equally at the end of years 3, 4 and 5 from the grant date, or on a change of control if the employee's essential job function was not retained following the change of control transaction. The Compensation Committee approved this new vesting schedule because they felt it was important that the option recipients' reward, if any, from the grants not materialize until a time period after we expect to receive meaningful data from our two planned Phase 2 clinical trials of enobosarm to treat advanced AR positive breast cancer and also felt that the back-loaded vesting schedule promoted retention of the employee over the longer-term. Dr. Dalton did not receive this stock option grant because he gave us notice of his intention to resign from GTx at the end of August 2014. With respect to our named executive officers receiving stock option grants in June 2014, the Compensation Committee approved the grant of a stock option to purchase 250,000 shares for Mr. Hanover, a stock option to purchase 200,000 shares for Mr. Doggrell, and a stock option to purchase 150,000 shares of common stock for Mr. Shackelford, each at an exercise price of $1.33 per share, as detailed in the table below.

June 2014 Stock Option Awards

Name	Stock Options Awarded (#)	Exercise Price ($)
Marc S. Hanover	250,000	1.33
Henry P. Doggrell	200,000	1.33
Jason T. Shackelford	150,000	1.33

            In determining and approving these grants, the Compensation Committee did not review peer data. Instead, the Compensation Committee relied on its judgment to determine the appropriate size of the awards, taking into consideration a number of factors, including: (1) that the most recent grants to executive officers and other employees had exercise prices far in excess of our then current stock price; (2) that the size of the grants was less than the number of options forfeited by personnel who terminated employment with us in the previous year, and therefore would not result in an overall increase in the number of shares awarded over the prior year, and (3) the grants were designed to award our executives only if they remained with the company for at least three years, which the Compensation Committee felt was sufficient for us to receive meaningful data from our two planned Phase 2 clinical trials of enobosarm in patients with advanced AR positive breast cancer.

            The Compensation Committee approved certain amendments to Drs. Steiner and Dalton's outstanding equity awards in 2014 in connection with each of their resignations, as described below under "—Other Post-Employment Compensation and Change of Control Benefits".

Other Post-Employment Compensation and Change of Control Benefits

            We have entered into a written employment agreement with each of our executive officers, providing for employment on an at-will basis, that is, employment that may be terminated by either the executive officer or us at any time. These employment agreements were amended and restated and executed between us and each of our named executive officers, following approval of the agreements by our Board in February 2013. The employment agreements for Messrs. Hanover and Doggrell and, prior to each of their resignations from employment in 2014, Drs. Steiner and Dalton, provide for cash severance payments equal to one year's base salary and up to twelve months of health insurance through the payment of COBRA premiums in the event of an involuntary termination by the company without "cause" or a resignation by the executive officer for "good reason" within twelve months after a change of control. Mr. Shackelford's employment agreement is similar but his severance payments and health insurance payments are for a period of six months under the same circumstances. In addition, under the agreements, the executive officers have agreed not to compete with us (including by soliciting our employees for alternative employment) during the term of their employment and for a period of two years after their employment ends (or one year, if termination ends in connection with a change of control). The structure and amount of these severance benefits and health insurance premium payments were determined by the Compensation Committee as the appropriate incentives necessary to retain our key executives and ensure that their concerns about immediate future employment would not detract from their interest in or pursuit of reasonable acquisition propositions, if and when occurring, and the one year period for such payments were found to be reasonably conservative based on general industry information known to the Compensation Committee.

Interim CEO Agreement

            In connection with Mr. Hanover's appointment as our interim CEO, upon the recommendation of the Compensation Committee, the Board approved an amendment to Mr. Hanover's employment agreement, effective April 2014, to provide for certain severance benefits to Mr. Hanover should Mr. Hanover's employment be involuntarily terminated by us (excluding a termination for cause, as defined in Mr. Hanover's current employment agreement with GTx) or should he voluntarily resign due to a "material demotion," in each case within six months of a new CEO becoming employed by GTx. "Material demotion" for these purposes means a material reduction in Mr. Hanover's authority, duties or responsibilities as GTx's President and Chief Operating Officer undertaken without Mr. Hanover's consent, including any reassignment of Mr. Hanover to a position other than President and Chief Operating Officer. In such event, Mr. Hanover would be entitled to the following severance benefits:

  •
  twelve months of base salary continuation payments based on his base salary then in effect;

  •
  the vesting and exercisability of all stock options previously granted to Mr. Hanover by GTx (other than the stock option to acquire 500,000 shares of company common stock granted in April 2014 connection with Mr. Hanover's appointment as interim CEO (the "new option grant"), described above) would be accelerated in full;

  •
  a number of shares subject to the new option grant would immediately vest and become exercisable as if Mr. Hanover's service had continued for a period of two years following his termination date; and

  •
  the post-termination exercise period applicable to all of Mr. Hanover's outstanding vested stock options would be extended until the date five years from his termination date, subject in each case to the earlier expiration of the original term of the applicable stock option.

            The Compensation Committee determined that such severance benefits were necessary to retain Mr. Hanover's services as our interim CEO and to motivate Mr. Hanover to act in the best interests of our stockholders by removing the distraction of uncertainties faced by Mr. Hanover with respect to his continued role as our President and Chief Operating Officer should we hire a new permanent CEO. The Compensation Committee set these severance benefits at levels consistent with severance protection provided to our previous senior executives, including Dr. Steiner. Upon Mr. Hanover's assumption of the role of permanent CEO in February 2015, his employment agreement was amended and restated to remove the special severance protection described above in the April 2014 amendment to Mr. Hanover's employment agreement to address his interim CEO role.

            The Compensation Committee believes the employment agreements are necessary to attract and retain our key executives, and are consistent with market practices. We also believe these agreements motivate our named executive officers to act in the best interests of our stockholders by removing the distraction of post change of control uncertainties faced by each named executive officer with regard to his continued employment and compensation.

            Under our broad-based employee stock option plans that we adopted prior to our initial public offering, upon a change of control, all then-outstanding and unvested stock options will automatically become fully vested. Under our 2004 and 2013 Equity Incentive Plans, a participant's outstanding equity awards will generally become fully vested only if the executive officer is involuntary terminated without cause or experiences a constructive termination within twelve months following a change of control or is required to resign his position with us as a condition of the change of control, or if the surviving or acquiring entity refuses to assume or substitute for the options. The change of control provisions in our stock option plans are designed to reduce any personal disincentive an executive officer may have to work toward the successful completion of a change of control transaction which, if appropriately assessed on its merits, may prove beneficial to us and our stockholders. However, the Compensation Committee has the discretion under our 2013 Equity Incentive Plan to provide for full single-trigger vesting acceleration upon a change of control, which the Compensation Committee did provide for in making RSU grants to the named executive officers in 2015.

Retention Program Benefits

            As part of the retention bonus packages adopted in 2013, all of our continuing employees, including our named executive officers were eligible to receive monthly premium payments from us to continue health benefit coverage through December 31, 2014 (or, if earlier, the date on which the named executive officer became eligible for coverage under the group health insurance of a subsequent employer or was no longer eligible for such continued coverage) if the officer's service continued through May 31, 2014 and thereafter was terminated by us for any reason (other than for cause). In addition, if the named executive officer's service was terminated by us prior to June 1, 2014 for any reason (other than for cause), then such officer was eligible for monthly premium payments described in the preceding sentence. Our named executive officers, other than Dr. Dalton, were eligible for, but did not receive the foregoing benefits because they continued in employment with us through December 31, 2014. Dr. Dalton was not eligible for foregoing benefits because of his voluntary resignation. Dr. Steiner's severance benefits are described separately below.

Severance Arrangement with Dr. Steiner

            In connection with Dr. Steiner's resignation in April 2014 and in recognition of Dr. Steiner's lengthy service with the company since its founding in 1997, the Board, upon the recommendation of the Compensation Committee, approved a severance package for Dr. Steiner. Pursuant to a severance agreement we entered into with Dr. Steiner, in exchange for Dr. Steiner's full general release of any claims that he may have on account of his employment with GTx, we provided Dr. Steiner with the following severance benefits:

  •
  twelve months of base salary continuation payments;

  •
  continued healthcare coverage through the earliest to occur of (i) December 31, 2014, (ii) the date he becomes eligible for group health insurance coverage through a new employer or (iii) the date Dr. Steiner ceases to be eligible for COBRA continuation coverage;

  •
  the right to have the life insurance policies that company had obtained on Dr. Steiner assigned to him for his benefit;

  •
  all outstanding stock options previously granted to Dr. Steiner by GTx (all of which stock options were "out of the money" on his employment termination date) were accelerated in full so that all of his unvested stock options became immediately vested and exercisable; and

  •
  the post-termination exercise period applicable to all of Dr. Steiner's stock options was extended until April 13, 2019, subject in each case to the earlier expiration of the original term of the applicable stock option.

            In determining the terms of Dr. Steiner's severance benefits, the Compensation Committee reviewed previous severance agreements granted to executive officers in the past, who left the company for a variety of reasons, including severance payments they received from the company and the vesting and extended exercisability of their vested stock options and designed Dr. Steiner's severance package consistent with these past practices. Also, the Compensation Committee took into account the fact that the same amount of severance payments would have been available to Dr. Steiner in the event of a change of control and the loss of his position as a result thereof. Finally, the Compensation Committee noted that Dr. Steiner received a number of shares of stock as a founder in the company, and taken as a whole, the severance package was determined to be fair and appropriate.

Consulting Agreement with Dr. Dalton

            Dr. Dalton was not eligible to receive any severance benefits under his employment agreement due to his voluntary resignation of employment in August 2014. Following Dr. Dalton's decision to resign from the company, Dr. Dalton and the company entered into a consulting agreement that was effective September 1, 2014. Under the consulting agreement, Dr. Dalton will make himself available to GTx for at least a period of one year, through August 2015 as a consultant on scientific and technical matters pertaining to our selective androgen receptor modulator (SARMs) program, including enobosarm, and its estrogen receptor alpha agonist compound, Capesaris® (GTx-758), which in both cases, Dr. Dalton is a lead inventor and recognized expert in the field. During the consulting period, Dr. Dalton is paid a consulting fee of $4,000 per month. After August 2015, Dr. Dalton and the company may mutually agree that Dr. Dalton will continue to provide consulting services to GTx for the payment of $4,000 per month. The consulting agreement provides that Dr. Dalton's stock options granted prior to September 1, 2014 will continue to vest so long as he provides consulting services to the company and that Dr. Dalton will have a period of 12 months from the date he ceases providing services to the company to exercise his vested options, subject to earlier expiration of the original terms of the options. The Compensation Committee determined that the terms of this agreement are appropriate because it is important to retain the services of Dr. Dalton, who is a recognized expert in the SARM field and a co-inventor of enobosarm and Capesaris®. The Compensation Committee felt that continued vesting and extended post-termination exercise period for Dr. Dalton's stock options provided the appropriate level of compensation necessary to retain Dr. Dalton's services, when combined with Dr. Dalton's monthly consulting fee.

2015 Compensation Decisions

            In February 2015, the Compensation Committee determined to grant RSUs to the below continuing-named executive officers in lieu of any adjustment in base salaries for such executive officers for 2015 and in lieu of any bonus eligibility for 2015 under the Bonus Plan for 2015.

Name	Shares of Common Stock Subject to RSUs (#)
Marc S. Hanover	750,000
Jason T. Shackelford	300,000
Henry P. Doggrell	500,000

            Under the terms of the RSUs, the shares subject to the RSUs will vest (i) as to 20% of the shares subject to the RSUs on January 1, 2016, (ii) as to an additional 20% of the shares subject to the RSUs on January 1, 2017 and (iii) as to the final 60% of the shares subject to the RSUs on January 1, 2018, subject to earlier vesting acceleration in full immediately upon a change of control. The Compensation Committee approved this structure for the RSUs because it believed it more appropriate to preserve company cash by maintaining current employee salary levels and foregoing cash incentive compensation payments for 2015 under a Bonus Plan and to use equity, the bulk of which will not vest until a time period when data from the new enobosarm breast cancer studies should be known, as a means to provide an incentive for the executive officers and other employees to increase the value of our common stock and as a retention tool since they must continue to be employed by the company for the RSUs to vest.

Retirement Benefits

            We do not provide our employees, including our named executive officers, with a defined benefit pension plan, any supplemental executive retirement plans or retiree health benefits. Our named executive officers may participate on the same basis as other employees in our 401(k) retirement savings plan. Our 401(k) retirement savings plan provides an employer matching contribution of 100% of the first 4% of the employee's eligible compensation, subject to the annual Internal Revenue Service limits in effect from time to time. We believe this matching contribution is consistent with market practice and helps in attracting and retaining key executives.

Employee Benefits

            We offer a comprehensive employee benefit program, including health, life and disability insurance, to all of our regular employees, including our named executive officers. This program provides a safety net of protection against the financial catastrophes that can result from illness, disability or death. Company-funded life insurance is up to $50,000 for employees generally, and company-funded long-term disability insurance provides a 60% income-replacement benefit, up to $10,000 per month.

            The Compensation Committee has approved supplemental life and long-term disability insurance for our executive officers. The total life insurance benefit for our named executive officers is equal to twice the executive officer's annual salary, not to exceed $1 million in coverage for any named executive officer. The supplemental disability insurance, offered to all employees at the level of Vice Presidents and above, provides for total target income replacement equal to 75% of base salary, or approximately 15% more income replacement than is offered to the general employee population.

            The Compensation Committee believes that the cost of providing this supplemental insurance coverage is minimal in comparison to the value of such benefits in attracting and retaining executive employees, and that providing these supplemental benefits are consistent with the practices of other public companies.

Equity Granting Practices

            Historically, our Compensation Committee has granted stock options to our named executive officers at the same time that it makes awards to the broader employee population, that is, at a meeting late in the calendar year, with the grants effective on January 1 of the following year. When so granted, the options have an exercise price equal to the closing price of GTx's common stock on the last trading day of the prior year.

            Our Compensation Committee generally approves grants at other times only for new employees, employees who are promoted or granted additional responsibilities or, more rarely, employees who have performed at a level that warrants special recognition. However, Compensation Committee may decide to grant other equity awards at times determined appropriate based on the circumstances; for example, in connection with the special retention bonus program instituted in the fall of 2013 following the disappointing results from our enobosarm 3 mg Phase 3 clinical trials. Equity award grants are generally made only on the date of a scheduled meeting of the Compensation Committee, and are granted with an exercise price equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant. With respect to the special retention equity awards, these awards were approved with a grant date of October 1, 2013 so that grant date coincided with the effective date of our reduction in force, with the retention stock options having an exercise price equal to the closing price of GTx's common stock on the NASDAQ Global Market on the October 1, 2013 grant date. As described above, there were no annual stock option grants effective as of January 1, 2014, but grants of stock options were made at various times in 2014, for the specific purposes described above. In making grants in 2014, we granted our equity awards independent and irrespective of the existence of any favorable or unfavorable news or developments known or disclosed by us prior to or after such granting.

Deductibility of Executive Compensation under Code Section 162(m)

            Section 162(m) of the Code limits the amount that a public company may deduct from federal income taxes for remuneration paid to the chief executive officer and the three other most highly paid executive officers, other than the chief financial officer, to $1.0 million per executive per year, unless certain requirements are met. Section 162(m) provides an exception from this deduction limitation for certain forms of "performance-based compensation," including the gain recognized by executive officers upon the exercise of qualifying compensatory stock options. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation, the Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. We intend to continue to compensate our executive officers in a manner consistent with the best interests of GTx and our stockholders.

Accounting Considerations

            We account for equity compensation paid to our employees under accounting rules that require us to estimate and record an expense over the service period of the award. Our cash compensation, on the other hand, is recorded as an expense at the time the obligation is accrued. The accounting impact of our executive compensation program is one of many factors that the Compensation Committee considers in determining the size and structure of that program.

Compensation Recovery Policy

            We do not have a policy to attempt to recover cash bonus payments paid to our executive officers if the performance objectives that led to the determination of such payments were to be restated, or found not to have been met to the extent the Compensation Committee originally believed. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. In addition, we will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will adopt a compensation recovery policy once the SEC adopts final regulations on the subject.

 COMPENSATION COMMITTEE REPORT(1)

            The Compensation Committee of the Board of Directors of GTx, Inc. has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

COMPENSATION COMMITTEE:
Michael G. Carter, M.D. (Chair) J. Kenneth Glass J. R. Hyde, III

(1)
This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of GTx under the Securities Act of 1933 or the Securities Exchange Act of 1934, other than GTx's Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth certain summary information for the year indicated with respect to the compensation earned by:

  •
  Marc S. Hanover, our Chief Executive Officer;

  •
  Mitchell S. Steiner, M.D., F.A.C.S, our former Chief Executive Officer who resigned effective April 3, 2014;

  •
  Jason T. Shackelford, our principal financial and accounting officer;

  •
  Henry P. Doggrell, our Vice President, Chief Legal Officer and Secretary; and

  •
  James T. Dalton, Ph.D., our former Vice President, Chief Scientific Officer.

            The individuals are referred to in this proxy statement as our "named executive officers."

SUMMARY COMPENSATION TABLE—FISCAL 2012, 2013 AND 2014

Name and Principal Position	Year	Salary ($)		Bonus ($)(6)	Stock Awards ($)(7)	Option Awards ($)(8)		Non-Equity Incentive Plan Compensation ($)(13)	All Other Compensation ($)(14)		Total ($)

Marc S. Hanover(1)	2014	393,317		—	—	844,775	(9)	127,828	19,380		1,385,300
Chief Executive Officer	2013	466,685		—	—	252,882		—	21,442		741,009
	2012	475,020		—	—	149,618		151,531	20,115		796,284

Mitchell S. Steiner, M.D.,	2014	139,104		—	—	358,648	(10)	—	488,887	(15)	986,639
F.A.C.S.(2)	2013	536,420		—	—	379,323		—	15,692		931,435
Former Chief Executive Officer	2012	546,000		—	—	224,427		205,842	13,771		990,040

Jason T. Shackelford(3)	2014	199,365	(5)	89,005	—	190,958	(11)	26,250	10,400		515,978
Senior Director, Accounting and Corporate Controller and Principal Financial and Accounting Officer

Henry P. Doggrell	2014	363,576		181,788	—	203,380	(11)	63,626	21,005		833,375
Vice President, Chief Legal	2013	363,576		—	188,000	290,589		—	23,469		865,634
Officer and Secretary	2012	351,281		—	—	74,809		61,123	19,719		506,932

James T. Dalton, Ph.D.(4)	2014	249,519		187,500	—	11,419	(12)	—	41,256	(16)	489,694
Former Vice President,	2013	416,456		—	188,000	290,589		—	18,636		913,681
Chief Scientific Officer	2012	416,000		—	—	74,809		72,384	17,992		581,185

(1)
Mr. Hanover was appointed as our interim Chief Executive Officer on April 3, 2014 and as our permanent Chief Executive Officer on February 12, 2015. Mr. Hanover also served as our acting principal financial officer from December 31, 2013 until his appointment as our interim Chief Executive Officer on April 3, 2014.

(2)
Dr. Steiner resigned from GTx, effective April 3, 2014.

(3)
Mr. Shackelford was appointed as our acting principal financial officer on April 3, 2014. Mr. Shackelford has served as our Corporate Controller since July 2007 and has served as our acting principal accounting officer since December 31, 2013. Because Mr. Shackelford was not a "named executive officer" in 2013 or 2012, SEC rules do not require his compensation for those years to be reported.

(4)
Dr. Dalton resigned from GTx, effective August 31, 2014.

(5)
Mr. Shackelford's annual base salary was increased from $178,010 to $210,000, effective May 12, 2014.

(6)
Represents amounts awarded as cash retention bonuses in 2014. Neither Mr. Hanover nor Dr. Steiner were eligible for cash retention bonuses in 2014. For more information on these cash retention bonuses, please see "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Retention Bonus Program—Cash Retention Bonuses."

(7)
The amounts in this column represent the full grant date fair value of restricted stock units granted during 2013 as computed in accordance with FASB ASC Topic 718. For more information on these restricted stock units granted in 2013, see "—Grants of Plan-Based Awards" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Retention Bonus Program—Retention Stock Awards" below. No restricted stock units were granted to the named executive officers in 2014 or in 2012.

(8)
The amounts in the column represent the aggregate grant date fair value of all option awards granted during the indicated fiscal year and/or the incremental fair value resulting from the modification of all option awards during the indicated fiscal year, as applicable, in each case as determined in accordance with FASB ASC Topic 718. Assumptions used in computing the grant date fair values of the stock options in accordance with FASB ASC Topic 718 are set forth in Note 3—Share-Based Compensation to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. With respect to stock option modifications that occurred in 2013, there was no incremental fair value, as determined in accordance with FASB ASC Topic 718, associated with the modifications of stock options held by Dr. Steiner, Dr. Dalton and Messrs. Shackelford, Hanover and Doggrell during 2013. For more information on the modification of stock options held by the named executive officers in 2013, see "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Retention Bonus Program—Stock Option Modifications" below.

(9)
As described in footnote (6) to the "Grants of Plan-Based Awards" table below, there was no incremental fair value, as determined in accordance with FASB ASC Topic 718, associated with the modifications of stock options held by Mr. Hanover during 2014. Accordingly, this amount represents the aggregate grant date fair value of all option awards granted to Mr. Hanover during 2014. For more information on the modification of stock options held by Mr. Hanover during 2014, see "—Grants of Plan-Based Awards" and "—Potential Payments upon Termination or Change of Control—Continuing Named Executive Officers—Employment Agreements—Amended Employment Agreement with Mr. Hanover" below.

(10)
Represents the aggregate incremental fair value calculated in accordance with FASB ASC Topic 718 in connection with the modification of Dr. Steiner's option awards pursuant to the terms of Dr. Steiner's severance agreement with GTx. For more information on the modification of stock options held by Dr. Steiner during 2014, see "—Grants of Plan-Based Awards" and "—Potential Payments upon Termination or Change of Control—Severance Agreement with Dr. Steiner" below. There were no option awards granted to Dr. Steiner in 2014.

(11)
Represents the aggregate grant date fair value of all option awards granted to the named executive officer in 2014.

(12)
Represents the aggregate incremental fair value calculated in accordance with FASB ASC Topic 718 in connection with the modification of Dr. Dalton's option awards pursuant to the terms of Dr. Dalton's consulting agreement with GTx. For more information on the modification of stock options held by Dr. Dalton during 2014, see "—Grants of Plan-Based Awards" and "—Potential Payments upon Termination or Change of Control—Consulting Agreement with Dr. Dalton" below. There were no option awards granted to Dr. Dalton in 2014.

(13)
Represents amounts earned by the named executive officers pursuant to and paid under our Executive Bonus Compensation Plan. In September 2013, the Compensation Committee suspended cash bonus award eligibility under our Executive Bonus Compensation Plan until such time as the Compensation Committee determines to re-instate such eligibility, and there were no amounts earned by the named executive officers under our Executive Bonus Compensation Plan for 2013. In June 2014, the Compensation Committee determined to re-instate such bonus eligibility for the remainder of 2014. For more information on our Executive Bonus Compensation Plan, please see "Compensation Discussion and Analysis—Elements of Compensation and 2014 Compensation Decisions—Annual Bonus Plan" above as well as "—Grants of Plan-Based Awards" below.

(14)
Except as indicated in footnotes (15) and (16) below, the amounts in this column consisted of: (a) other than with respect to Mr. Shackelford, the incremental cost of life insurance premiums to provide additional term life insurance benefits equal to two times each such named executive officer's base salary, (b) other than with respect to Mr. Shackelford, supplemental long-term disability insurance premiums, and (c) other than with respect to Dr. Steiner, employer matching contributions to our defined contribution 401(k) Plan.

(15)
With respect to Dr. Steiner, the amounts indicated for 2014 also include, in addition to the items of compensation specified in footnote (14): (i) $452,088, which represents twelve months of base salary continuation payments; (ii) a payout of accrued vacation of $12,172; and (iii) $20,285 in continued healthcare coverage through December 31, 2014, each of which amounts were earned, paid or accrued pursuant to Dr. Steiner's severance agreement with GTx. For more information on Dr. Steiner's severance arrangements, see "—Potential Payments upon Termination or Change of Control—Severance Agreement with Dr. Steiner" below.

(16)
With respect to Dr. Dalton, the amounts indicated for 2014 also include, in addition to the items of compensation specified in footnote (14): (i) a payout of accrued vacation of $18,750 and (ii) $16,000 in consulting fees earned, paid or accrued during 2014 pursuant to Dr. Dalton's consulting agreement with GTx. For more information on Dr. Dalton's consulting agreement with GTx, see "—Potential Payments upon Termination or Change of Control—Consulting Agreement with Dr. Dalton" below.

Grants of Plan-Based Awards

            The following table shows for the fiscal year ended December 31, 2014, certain information regarding grants of plan-based awards to the named executive officers.

GRANTS OF PLAN-BASED AWARDS TABLE—FISCAL 2014

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
					All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
						Exercise or Base Price of Option Awards ($/Sh)(2)
		Grant Date or Modification Date
Name	Award Type		Approval Date	Target ($)

Marc S. Hanover	Cash Bonus	—	—	255,656	—	—	—
	Option Grant(4)	04/03/2014	04/03/2014	—	500,000	1.56	590,550
	Option Grant(5)	06/05/2014	06/03/2014	—	250,000	1.33	254,225
	Modified Option(6)	04/03/2014	04/03/2014	—	125,000	14.35	—
	Modified Option(6)	04/03/2014	04/03/2014	—	50,000	16.84	—
	Modified Option(6)	04/03/2014	04/03/2014	—	70,000	4.20	—
	Modified Option(6)	04/03/2014	04/03/2014	—	70,000	2.65	—
	Modified Option(6)	04/03/2014	04/03/2014	—	70,000	3.36	—
	Modified Option(6)	04/03/2014	04/03/2014	—	90,000	4.20	—

Mitchell S. Steiner	Modified Option(7)	04/13/2014	04/03/2014	—	75,000	16.84	27,767
	Modified Option(7)	04/13/2014	04/03/2014	—	105,000	4.20	73,330
	Modified Option(7)	04/13/2014	04/03/2014	—	105,000	2.65	84,443
	Modified Option(7)	04/13/2014	04/03/2014	—	105,000	3.36	78,826
	Modified Option(7)	04/13/2014	04/03/2014	—	135,000	4.20	94,282

Jason T. Shackelford	Cash Bonus	—	—	52,500	—	—	—
	Option Grant(8)	05/05/2014	05/05/2014	—	35,000	1.45	38,423
	Option Grant(5)	06/05/2014	6/03/2014	—	150,000	1.33	152,535

Henry P. Doggrell	Cash Bonus	—	—	127,252	—	—	—
	Option Grant(5)	06/05/2014	06/03/2014	—	200,000	1.33	203,380

James T. Dalton	Modified Option(9)	09/01/2014	05/05/2014	—	33,000	13.07	—
	Modified Option(9)	09/01/2014	05/05/2014	—	25,000	9.71	—
	Modified Option(9)	09/01/2014	05/05/2014	—	20,000	7.56	1,769
	Modified Option(9)	09/01/2014	05/05/2014	—	25,000	17.84	579
	Modified Option(9)	09/01/2014	05/05/2014	—	25,000	14.35	494
	Modified Option(9)	09/01/2014	05/05/2014	—	25,000	16.84	427
	Modified Option(9)	09/01/2014	05/05/2014	—	35,000	4.20	1,390
	Modified Option(9)	09/01/2014	05/05/2014	—	30,000	2.65	849
	Modified Option(9)	09/01/2014	05/05/2014	—	35,000	3.36	873
	Modified Option(9)	09/01/2014	05/05/2014	—	55,000	4.20	874
	Modified Option(9)	09/01/2014	05/05/2014	—	100,000	1.88	4,164

(1)
This column sets forth the target amount of each named executive officer's cash bonus award for the period from June 1, 2014 to December 31, 2014 under our Executive Bonus Compensation Plan. Accordingly, the amounts set forth in this column do not represent additional compensation earned by the applicable named executive officers for the year ended December 31, 2014. Neither Dr. Steiner nor Dr. Dalton were eligible for any cash bonus awards under our Executive Bonus Compensation Plan for 2014. For more information regarding our Executive Bonus Compensation Plan and the cash bonuses awarded to the named executive officers for 2014 thereunder, please see "Compensation Discussion and Analysis—Elements of Compensation and 2014 Compensation Decisions—Annual Bonus Plan," and "Summary Compensation Table—Fiscal 2012, 2013 and 2014" above.

(2)
Stock options were granted with an exercise price equal to 100% of the fair market value on the date of grant, as determined in accordance with the applicable GTx equity incentive plan. In this regard, the exercise price per share of each option granted in 2014 carry an exercise price equal to the closing price of GTx's common stock on the applicable grant date. For more information on the terms of the stock options granted to our named executive officers in 2014, please see "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Stock Awards" and "—Potential Payments Upon Termination or Change of Control—Continuing Named Executive Officers—Stock Option and Equity Plan Provisions" below.

(3)
Represents the grant date fair value of such stock option or the incremental fair value resulting from the modifications of such stock option, as applicable, in each case as determined in accordance with FASB ASC Topic 718. Assumptions used in computing the grant date fair values of the stock options in accordance with FASB ASC Topic 718 are set forth in Note 3—Share-Based Compensation to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
The option vests and is exercisable in five equal annual installments beginning April 3, 2015, subject to vesting acceleration under certain circumstances as described under "—Potential Payments Upon Termination or Change of Control—Continuing Named Executive Officers—Stock Option and Equity Plan Provisions" and "—Continuing Named Executive Officers—Employment Agreements—Amended Employment Agreement with Mr. Hanover".

(5)
This option vests and is exercisable in three equal annual installments beginning June 5, 2017, subject to vesting acceleration under certain circumstances as described under "—Potential Payments Upon Termination or Change of Control—Continuing Named Executive Officers—Stock Option and Equity Plan Provisions".

(6)
All stock options held by Mr. Hanover that were outstanding prior to April 3, 2014 were modified effective April 3, 2014 to provide that if either Mr. Hanover's employment is involuntarily terminated by us (excluding a termination for cause, as defined in Mr. Hanover's employment agreement with us) or he voluntarily resigns due to a material demotion, in each case within six months of a new Chief Executive Officer becoming employed by us, then the vesting and exercisability of all of these stock options would be accelerated in full and the post-termination exercise period applicable to all of these stock options would be extended until the date five years from his termination date, subject in each case to the earlier expiration of the original term of the applicable stock option. There were no other modifications to the terms of these stock options, including no modification of or change to the exercise prices of these stock options. The stock options reported in the table above and identified as a "Modified Option" represent the same stock options that were originally granted prior to April 3, 2014 at the exercise price on the original grant date, with the shares as shown representing the number shares subject to such options on the modification date, and the amount reported in the "Grant Date Fair Value of Stock and Option Awards" column with respect to the modified stock options represents the incremental fair value on the modification date associated with those modified stock options, which was $0 as determined in accordance with FASB ASC Topic 718. For purposes of these modified options, the "Grant Date" represents the modification date of these options, which was April 3, 2014. As a result of Mr. Hanover's appointment as our permanent Chief Executive Officer, the foregoing modifications ceased to be effective. For more information on the foregoing option modifications, please see "Compensation Discussion and Analysis—Other Post-Employment Compensation and Change of Control Benefits—Interim CEO Agreement" above and "—Potential Payments upon Termination or Change of Control—Continuing Named Executive Officers—Amended Employment Agreement with Mr. Hanover" below.

(7)
All stock options held by Dr. Steiner were modified effective April 13, 2014 to provide for the acceleration in full of all outstanding unvested stock options held by Dr. Steiner, such that all of such outstanding unvested stock options became fully vested and exercisable as of April 13, 2014, and to provide for the extension of the post-termination exercise period applicable to all of Dr. Steiner outstanding stock options until April 13, 2019, subject in each case to the earlier expiration of the original term of the applicable stock option. There were no other modifications to the terms of these stock options, including no modification of or change to the exercise prices of these stock options. The stock options reported in the table above and identified as a "Modified Option" represent the same stock options that were originally granted in prior years at the exercise price on the original grant date, with the shares as shown representing the number shares subject to such options on the modification date, and the amount reported in the "Grant Date Fair Value of Stock and Option Awards" column with respect to the modified stock options represents the incremental fair value on the modification date associated with those modified stock options. For purposes of these modified options, the "Grant Date" represents the modification date of these options, which was April 13, 2014. The Board of Directors, upon the recommendation of the Compensation Committee, approved the modification of Dr. Steiner's awards on April 3, 2014. For more information on Dr. Steiner's option modifications, please see "Compensation Discussion and Analysis—Other Post-Employment Compensation and Change of Control Benefits—Severance Arrangement with Dr. Steiner" above and "—Potential Payments upon Termination or Change of Control—Severance Agreement with Dr. Steiner" below.

(8)
The option vests and is exercisable in five equal annual installments beginning May 5, 2015, subject to vesting acceleration under certain circumstances as described under "—Potential Payments Upon Termination or Change of Control—Continuing Named Executive Officers—Stock Option and Equity Plan Provisions".

(9)
All stock options held Dr. Dalton and outstanding on or prior to September 1, 2014 were modified, effective September 1, 2014, to provide that Dr. Dalton will have the ability to exercise all vested stock options during the one-year period following the consulting agreement termination date (subject in each case to the earlier expiration of the original term of the applicable stock option), provided that this post-termination exercise period may be reduced to 90 days following the termination of the consulting agreement should Dr. Dalton breach certain provisions of the consulting agreement, including certain confidentiality and non-competition provisions. Under the terms of the unvested stock options held by Dr. Dalton, such options continued to vest by virtue of Dr. Dalton's continuous service with us. There were no other modifications to the terms of these stock options, including no modification of or change to the exercise prices of these stock options. The stock options reported in the table above and identified as a "Modified Option" represent the same stock options that were originally granted in prior years at the exercise price on the original grant date, with the shares as shown representing the number shares subject to such options on the modification date, and the amount reported in the "Grant Date Fair Value of Stock and Option Awards" column with respect to the modified stock options represents the incremental fair value on the modification date associated with those modified stock options. For purposes of these modified options, the "Grant Date" represents the modification date of these options, which was September 1, 2014. The Compensation Committee approved the modification of Dr. Dalton's awards on May 5, 2014. For more information on Dr. Dalton's option modifications, please see "Compensation Discussion and Analysis—Other Post-Employment Compensation and Change of Control Benefits—Consulting Agreement with Dr. Dalton" above and "—Potential Payments upon Termination or Change of Control—Consulting Agreement with Dr. Dalton" below.

    Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

                Employment, Severance and Consulting Agreements.    Each of our named executive officers has entered into a written employment agreement with GTx. Descriptions of our employment agreements with our named executive officers are included under the captions "Compensation Discussion and Analysis—Other Post-Employment Compensation and Change of Control Benefits" above, as well as "—Potential Payments upon Termination or Change of Control—Continuing Named Executive Officers—Employment Agreements" below. In connection with Dr. Steiner's resignation from GTx effective April 3, 2014, we entered into a severance agreement with Dr. Steiner, which is described under the captions "Compensation Discussion and Analysis——Other Post-Employment Compensation and Change of Control Benefits—Severance Arrangement with Dr. Steiner" above and "—Potential Payments upon Termination or Change of Control—Severance Agreement with Dr. Steiner" below. In connection with Dr. Dalton's resignation from GTx effective August 31, 2014, we entered into a consulting agreement with Dr. Dalton, which is described under the captions "Compensation Discussion and Analysis——Other Post-Employment Compensation and Change of Control Benefits—Consulting Agreement with Dr. Dalton" above and "—Potential Payments upon Termination or Change of Control—Consulting Agreement with Dr. Dalton" below.

                Stock Awards.    In connection with a retention bonus program approved by the Compensation Committee in September 2013 and described below, the Compensation Committee approved the grant of retention stock options and restricted stock units to Dr. Dalton and Messrs. Shackelford and Doggrell, all of which grants were made effective on October 1, 2013. In this regard, each of Dr. Dalton and Mr. Doggrell was granted a retention stock option covering 100,000 shares of GTx common stock and restricted stock unit covering 100,000 shares of GTx common stock, and Mr. Shackelford was granted a retention stock option covering 50,000 shares of GTx common stock and restricted stock unit covering 50,000 shares of GTx common stock The exercise price for these retention stock options is $1.88 per share, the closing price of GTx's common stock on the October 1, 2013 grant date. Each of the stock options and the restricted stock units vested in full on June 1, 2014. The retention stock options expire on September 30, 2023, unless they are forfeited or expire earlier in accordance with their terms. Neither Mr. Hanover nor Dr. Steiner was eligible for stock awards under the retention bonus program.

                In April 2014, we granted Mr. Hanover a stock option to purchase 500,000 shares of GTx common stock in connection with his appointment as our interim Chief Executive Officer. This option carries an exercise price of $1.56, which is equal to 100% of the fair market value of our common stock on the April 3, 2014 grant date. This option has a term of ten years from the date of grant and vests in five equal annual installments beginning April 3, 2015, subject to vesting acceleration under certain circumstances. In May 2014, we granted Mr. Shackelford a stock option to purchase 35,000 shares of GTx common stock in connection with his assumption of increased duties as our principal financial and accounting officer. This option carries an exercise price of $1.45, which is equal to 100% of the fair market value of our common stock on the May 5, 2014 grant date. This option has a term of ten years from the date of grant and vests in five equal annual installments beginning May 5, 2015, subject to vesting acceleration under certain circumstances. In June 2014, we granted stock options to all of our continuing named executive officers (i.e., Messrs. Hanover, Shackelford and Doggrell) to continue to incentivize these named executive officers to remain with the company and provide oversight and management following the retention bonus program benefits they received on June 1, 2014. Each of these options carries an exercise price of $1.33 per share, has a term of ten years from the date of grant and vests in three equal annual installments beginning June 5, 2017, subject to vesting acceleration under certain circumstances.

                All options granted to our named executive officers may be exercised with cash, provided that the Board or the Compensation Committee may provide that the exercise price may also be paid by delivery to us of other unencumbered shares of our common stock with a value equal to the aggregate option exercise price, pursuant to a cashless exercise program, or in any other form of legal consideration that may be acceptable to the Board or the Compensation Committee (which may include a "net exercise" of the option). As a general matter, the vested portion of the stock options granted to our named executive officers in 2014 will expire three months after the named executive officer's last day of service with us, subject to extension in certain termination situations as described under and "—Potential Payments Upon Termination or Change of Control—Continuing Named Executive Officers—Stock Option and Equity Plan Provisions—Extended Post-Termination Exercise Period" below. Events that can accelerate the vesting of the stock options we granted to our named executive officers in 2014 are described below under "—Potential Payments Upon Termination or Change of Control—Continuing Named Executive Officers—Stock Option and Equity Plan Provisions—Stock Option Vesting Acceleration (General)" below.

                Cash Performance Awards.    In connection with the adoption of the retention bonus program discussed below, the Compensation Committee suspended cash bonus award eligibility under our Executive Bonus Compensation Plan until such time as the Compensation Committee determined to re-instate such eligibility. Accordingly, no executive officers of GTx received a performance bonus award under our Executive Bonus Compensation Plan for 2013. On June 3, 2014, the Compensation Committee Board determined to re-instate bonus eligibility under our Executive Bonus Compensation Plan for the remainder of 2014 and in connection therewith, approved target bonuses and the performance criteria to be achieved in order to be eligible to receive a cash bonus award under our Executive Bonus Compensation Plan for 2014 performance. For more information regarding our Executive Bonus Compensation Plan, please see "Compensation Discussion and Analysis—Elements of Compensation and 2014 Compensation Decisions—Annual Bonus Plan" above.

                Retention Bonus Program.    As part of our efforts to retain the essential employees who continued with GTx following our October 1, 2013 workforce reduction, the Compensation Committee approved a retention bonus program for our continuing employees, including all of the named executive officers. The retention bonus program included the following retention benefits and arrangements:

  •
  Cash Retention Bonuses.  Under the retention bonus program, each of Dr. Dalton and Messrs. Shackelford and Doggrell were awarded a cash retention bonus equal to 50% of the then current base salary of the applicable named executive officer for remaining an employee of GTx through the end of business on May 31, 2014. Neither Dr. Steiner nor Mr. Hanover were eligible for a cash retention bonus.

  •
  Retention Stock Awards.  As part of the retention bonus program, the Compensation Committee approved the grant of retention stock options to purchase 100,000 shares of GTx common stock and restricted stock units covering 100,000 shares of GTx common stock to each of Dr. Dalton and Mr. Doggrell, which such retention stock awards are described above under "—Stock Awards." Mr. Shackelford received a retention stock option to purchase 50,000 shares of GTx common stock and restricted stock units covering 50,000 shares of GTx common stock as part of the retention bonus program.

  •
  Stock Option Modifications.  As part of the retention bonus program, the Compensation Committee also approved the modification of all then outstanding stock options held by all of our continuing employees, including all of the named executive officers. As approved by the Compensation Committee, each outstanding stock option held by each such named executive officer on or prior to September 27, 2013 was modified to provide that if the applicable named executive officer's service continues through the earlier to occur of the end of business on May 31, 2014 and an involuntary termination of employment by GTx (excluding a termination for cause or a voluntary resignation), then, as of the applicable date: (i) an additional number of shares subject to such option will immediately vest as if the applicable named executive officer's service had continued through January 1, 2015 and (ii) the period during which the vested portion of such options will generally expire will be extended from three months to six months after the applicable named executive officer's termination of service (subject to further extension under certain circumstances per the original terms of the stock option awards), subject in each case to the earlier expiration of the original term of the applicable stock option award. Each of the named executive officers, other than Dr. Steiner, met the conditions for these partial vesting acceleration and extended post-termination exercise period benefits.

            Dr. Steiner and Dr. Dalton Option Modifications.    In connection with Dr. Steiner's resignation from GTx in August 2014, pursuant to a severance agreement we entered into with Dr. Steiner, all stock options held by Dr. Steiner were modified effective April 13, 2014 to provide for the acceleration in full of all outstanding unvested stock options held by Dr. Steiner, such that all of such outstanding unvested stock options became fully vested and exercisable as of April 13, 2014, and to provide for the extension of the post-termination exercise period applicable to all of Dr. Steiner outstanding stock options until April 13, 2019, subject in each case to the earlier expiration of the original term of the applicable stock option. Likewise, in connection with Dr. Dalton's resignation from GTx in August 2014, pursuant to a consulting agreement we entered into with Dr. Dalton, all stock options held Dr. Dalton and outstanding on or prior to September 1, 2014 continue to vest during the term of the consulting agreement and were modified, effective September 1, 2014, to provide that following the termination of Dr. Dalton's consulting agreement with us, Dr. Dalton will have the ability to exercise all vested stock options during the one-year period following the consulting agreement termination date (subject in each case to the earlier expiration of the original term of the applicable stock option), provided that this post-termination exercise period may be reduced to 90 days following the termination of the consulting agreement should Dr. Dalton breach certain provisions of the consulting agreement, including certain confidentiality and non-competition provisions. These severance and consulting agreements are described in more detail under "—Potential Payments upon Termination or Change of Control—Severance Agreement with Dr. Steiner" and "Potential Payments upon Termination or Change of Control—Consulting Agreement with Dr. Dalton" below.

            Other Compensatory Arrangements.    For a description of the other elements of our executive compensation program, see "Compensation Discussion and Analysis—Retirement Benefits" and "Compensation Discussion and Analysis—Employee Benefits" above.

Outstanding Equity Awards at Fiscal-Year End

            The following table summarizes the number of outstanding equity awards held by each of our named executive officers as of December 31, 2014.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL-YEAR END TABLE

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
				Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable(1)

Mitchell S. Steiner(2)	75,000	—		16.84	12/31/18
	105,000	—		4.20	04/13/19
	105,000	—		2.65	04/13/19
	105,000	—		3.36	04/13/19
	135,000	—		4.20	04/13/19

Marc S. Hanover	125,000	—		14.35	12/31/17
	50,000	—		16.84	12/31/18
	70,000	—		4.20	12/31/19
	56,000	14,000	(3)	2.65	12/31/20
	42,000	28,000	(4)	3.36	12/31/21
	36,000	54,000	(5)	4.20	12/31/22
	—	500,000	(6)	1.56	04/02/24
	—	250,000	(7)	1.33	06/04/24

Jason T. Shackelford	15,000	—		15.59	07/23/17
	10,000	—		14.35	12/31/17
	15,000	—		16.84	12/31/18
	25,000	—		4.20	12/31/19
	20,000	5,000	(3)	2.65	12/31/20
	15,000	10,000	(4)	3.36	12/31/21
	12,800	19,200	(5)	4.20	12/31/22
	50,000	—		1.88	09/30/23
	—	35,000	(8)	1.45	05/04/24
	—	150,000	(7)	1.33	06/04/24

James T. Dalton	33,000	—		13.07	01/19/15
	25,000	—		9.71	05/18/15
	20,000	—		7.56	12/31/15
	25,000	—		17.84	12/31/16
	25,000	—		14.35	12/31/17
	25,000	—		16.84	12/31/18
	35,000	—		4.20	12/31/19
	20,000	10,000	(3)	2.65	12/31/20
	21,000	14,000	(4)	3.36	12/31/21
	22,000	33,000	(5)	4.20	12/31/22
	100,000	—		1.88	09/30/23

Henry P. Doggrell	25,000	—		10.86	07/26/15
	25,000	—		17.84	12/31/16
	25,000	—		14.35	12/31/17
	25,000	—		16.84	12/31/18
	35,000	—		4.20	12/31/19
	28,000	7,000	(3)	2.65	12/31/20
	21,000	14,000	(4)	3.36	12/31/21
	22,000	33,000	(5)	4.20	12/31/22
	100,000	—		1.88	09/30/23
	—	200,000	(7)	1.33	06/04/24

(1)
In addition to the specific vesting schedule for each stock option award, each unvested stock option is subject potential future vesting acceleration as described under the heading "—Potential Payments upon Termination or Change of Control" below.

(2)
In connection with Dr. Steiner's resignation from GTx, the vesting and exercisability of all options then held by Dr. Steiner were accelerated and full April 13, 2014. All of Dr. Steiner's stock options will expire on the earliest to occur of April 13, 2019 or the expiration of the original term of the applicable stock option.

(3)
One-fifth of the shares vested on each of January 1, 2012, January 1, 2013, January 1, 2014 and June 1, 2014, with the remaining shares vesting on January 1, 2016.

(4)
One-fifth of the shares vested on each of January 1, 2013, January 1, 2014 and June 1, 2014, with the remaining shares vesting as to one-fifth of the shares on each of January 1, 2016 and January 1, 2017.

(5)
One-fifth of the shares vested on each of January 1, 2014 and June 1, 2014, with the remaining shares vesting as to one-fifth of the shares on each of January 1, 2016, January 1, 2017 and January 1, 2018.

(6)
One-fifth of the shares will vest on each of April 3, 2015, April 3, 2016, April 3, 2017, April 3, 2018 and April 3, 2019.

(7)
One-third of the shares will vest on each of June 5, 2017, June 5, 2018 and June 5, 2019.

(8)
One-fifth of the shares will vest on each of May 5, 2015, May 5, 2016, May 5, 2017, May 5, 2018 and May 5, 2019.

Option Exercises and Stock Vested During 2014

            The following table sets forth certain information regarding the vesting of restricted stock units held by our named executive officers during the fiscal year ended December 31, 2014. None of the named executive officers exercised any options during the fiscal year ended December 31, 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting(1) ($)

Marc S. Hanover	—	—

Mitchell S. Steiner	—	—

Jason T. Shackelford	50,000	83,000

James T. Dalton	100,000	166,000

Henry P. Doggrell	100,000	166,000

(1)
The value realized on vesting is based on the number of shares underlying the restricted stock units that vested and the closing price of our common stock on May 30, 2014 (the vesting date, June 1, 2014, was a Sunday).

Potential Payments upon Termination or Change of Control

Continuing Named Executive Officers

            We have entered into employment agreements with each of our continuing named executive officers (i.e., Messrs. Hanover, Shackelford and Doggrell). Described below are the circumstances that would trigger our obligation to make cash payments pursuant to these employment agreements following the termination of a continuing named executive officer's employment with us and the cash payments that we would be required to provide. We also describe below the termination and change of control events that would trigger the accelerated vesting of stock options held by our continuing named executive officers and the extension of the post-termination exercise period with respect to those stock options. As noted below, Dr. Steiner and Dr. Dalton resigned from GTx during 2014. We describe the compensation and benefits that we actually provided to Dr. Steiner and Dr. Dalton in connection with their respective resignations under the captions "—Severance Agreement with Dr. Steiner" and "—Consulting Agreement with Dr. Dalton" below.

       Employment Agreements

    Termination Without "Cause" or For "Good Reason" after a Change of Control

            The employment agreements with our continuing named executive officers, other than Mr. Shackelford, provide for cash post-termination change of control payments equal to one year's base salary and monthly premium payments to continue the named executive officer's health insurance coverage for up to twelve months following his termination. In the case of Mr. Shackelford, we entered into an employment agreement with Mr. Shackelford in October 2013 on substantially the same terms as the employment agreements with our other continuing named executive officers, except that the post-termination change of control payments for Mr. Shackelford are equal to six months' base salary and monthly premium payments to continue his health insurance coverage for up to six months following his termination. These change of control salary continuation and health insurance coverage benefits are structured on a "double-trigger" basis, meaning that before a named executive officer is eligible to receive such benefits, (1) a change of control must occur and (2) within twelve months after such change of control, the named executive officer's employment must be terminated without "cause" or the named executive officer must resign for "good reason." GTx's obligation to make the salary continuation payments and health insurance premium payments under the employment agreements is conditioned upon the former named executive officer's compliance with the confidentiality provisions of the employment agreement and the provisions of the non-competition provisions of the employment agreement for a period of one year following termination. In addition, GTx's obligation to make the salary continuation payments and health insurance premium payments is conditioned upon GTx's receipt of an effective general release of claims executed by the named executive officer. The post-termination salary continuation payments will be generally made over the one-year period following termination on our regular payroll dates rather than in a lump sum, except that the timing of these payments may be deferred for up to six months if these payments would constitute deferred compensation under Section 409A of the Internal Revenue Code (in which case, the deferred payment would be made in a lump sum following the end of the deferral period, with the balance being paid thereafter on our regular payroll dates).

            A change of control generally means the following:

  •
  the sale or other disposition of all or substantially all of GTx's assets (including a liquidation or dissolution of GTx);

  •
  if any person or group acquires beneficial ownership of 50% or more of GTx's voting securities (subject to certain exceptions);

  •
  a merger or consolidation of GTx with or into any other entity, if immediately after the transaction more than 50% of the voting stock of the surviving entity is held by persons who were not holders of at least 50% of GTx's voting stock as of the effective date of the named executive officer's employment agreement; or

  •
  a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

            "Cause" is generally defined as the named executive officer's:

  •
  conviction for a felony;

  •
  theft, embezzlement, misappropriation of or intentional infliction of material damage to GTx's property or business opportunities;

  •
  breach of his confidentiality or non-competition obligations, as applicable, under his employment agreement; or

  •
  ongoing willful neglect of or failure to perform his duties, or his ongoing willful failure or refusal to follow any reasonable, unambiguous duly adopted written direction that is not inconsistent with the description of such named executive officer's duties, provided that such willful neglect or failure is materially damaging or materially detrimental to the business and operations of GTx, and after 30 days notice and the opportunity to cure.

            "Good reason" is generally defined as the following actions taken without the consent of the named executive officer after a change of control (in each case where the named executive officer has provided written notice within 30 days of the action, such action is not remedied by GTx within 30 days following such notice, and the named executive officer's resignation is effective not later than 60 days after the expiration of such 30-day cure):

  •
  an adverse change in the named executive officer's authority, duties or responsibilities (including reporting responsibilities) which, without the named executive officer's consent, represents a material reduction in or a material demotion of the named executive officer's authority, duties or responsibilities as in effect immediately prior to the change of control, or the assignment to the named executive officer of any duties or responsibilities that are materially inconsistent with and materially adverse to such authority, duties or responsibilities;

  •
  a material reduction in the then current base salary of the named executive officer;

  •
  the relocation of the named executive officer's principal office to a location that increases his one-way commute by more than 20 miles;

  •
  the failure of GTx to obtain an agreement reasonably satisfactory to the named executive officer from any successor entity upon the change of control to assume and agree to perform his employment agreement in all material respects; or

  •
  a material breach by GTx of any provision of the named executive officer's employment agreement or any other then-effective agreement with the named executive officer.

    Amended Employment Agreement with Mr. Hanover

            In connection with Mr. Hanover's appointment as our interim Chief Executive Officer, we entered into an amendment to Mr. Hanover's employment agreement with us to provide Mr. Hanover with certain severance benefits if Mr. Hanover's employment had been involuntarily terminated by us (excluding a termination for cause, as defined above) or had he voluntarily resigned due to a "material demotion," in each case within 181 days of a new Chief Executive Officer becoming employed by GTx, which termination events we refer to below as a "covered termination". "Material demotion" for these purposes means a material reduction in Mr. Hanover's authority, duties or responsibilities as our President and Chief Operating Officer undertaken without Mr. Hanover's consent, including any reassignment of Mr. Hanover to a position other than President and Chief Operating Officer. In such event, Mr. Hanover would have been entitled to the following severance benefits:

  •
  twelve months of base salary continuation payments based on his base salary then in effect;

  •
  the vesting and exercisability of all stock options granted to Mr. Hanover by us prior to April 3, 2014 would be accelerated in full;

  •
  a number of shares subject to the stock option we granted to Mr. Hanover on April 3, 2014 would immediately vest and become exercisable as if Mr. Hanover's service had continued for a period of two years following his termination date; and

  •
  the post-termination exercise period applicable to all of Mr. Hanover's outstanding vested stock options would be extended until the date five years from his termination date, subject in each case to the earlier expiration of the original term of the applicable stock option.

Under the terms of the employment agreement amendment, these severance benefits were subject to the same conditions as set forth in Mr. Hanover's employment agreement as discussed above, including an effective general release of claims. In connection with Mr. Hanover's appointment as our permanent Chief Executive Officer in February 2015, these special severance benefits described above ceased to be effective; accordingly, Mr. Hanover is no longer entitled to these special severance benefits.

    Other Termination Scenarios

            If we terminate a named executive officer's employment for "cause," or if a named executive officer voluntarily terminates his employment without "good reason," or upon the death of a named executive officer, the named executive officer would have no right to receive any compensation or benefits under his employment agreement on or after the effective date of termination, other than any accrued and unpaid salary and expense reimbursement. Likewise, if we terminate a named executive officer's employment without "cause," or if a named executive officer voluntarily terminates his employment with "good reason," in each case not within twelve months following a change of control, the named executive officer would have no right to receive any compensation or benefits under his employment agreement on or after the effective date of termination, other than any accrued and unpaid salary and expense reimbursement.

    Other Benefits

            Except as set forth above, under the employment agreements with our named executive officers, our named executive officers would not be entitled to any other benefits following termination of service, including the continuation of general employee benefits, life insurance coverage and long term disability coverage, except as otherwise required by applicable law.

       Stock Option and Equity Plan Provisions

    Stock Option Vesting Acceleration (General)

            Pre-IPO Plans.    The Genotherapeutics, Inc. Stock Option Plan, or the 1999 Plan, the GTx, Inc. 2000 Stock Option Plan, or the 2000 Plan, the GTx, Inc. 2001 Stock Option Plan, or the 2001 Plan, and the GTx, Inc. 2002 Stock Option Plan, or the 2002 Plan, each provide that in the event of a specified change of control transaction, all shares subject to option awards granted under these plans will immediately vest and be converted into cash, options or stock of equivalent value in the surviving organization under terms and conditions that substantially preserve the economic status of plan participants. Certain of the options granted to our executive officers to date have been granted pursuant to these plans. For purposes of our 1999 Plan, 2000 Plan, 2001 Plan and 2002 Plan, the definition of change of control is substantially similar to the definition of change of control under the employment agreements with our named executive officers. As a result of the adoption of our 2013 Equity Incentive Plan, or the 2013 Plan, we no longer grant any options under any of these plans.

            2004 Plan.    Our 2004 Equity Incentive Plan, or the 2004 Plan, provides that in the event of a specified corporate transaction such as a merger, consolidation or similar transaction, all outstanding options under the 2004 Plan may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such options, such options held by individuals whose service has not terminated prior to the effective date of the corporate transaction will become fully vested, and, if applicable, exercisable and such options will be terminated if not exercised prior to the effective date of the corporate transaction. A recipient's award agreement may provide for acceleration upon other events. In this regard, the standard form of stock option agreement under the 2004 Plan provides for each stock option to become fully vested and exercisable if (i) the optionholder's service with GTx or its successor terminates within twelve months after a change of control and the termination of service is a result of an involuntary termination without cause or a constructive termination or (ii) the optionholder is required to resign his or her position with GTx as a condition of the change of control. For purposes of our 2004 Plan, the definition of change of control is similar to the definition of change of control under the employment agreements with our named executive officers. As a result of the adoption of the 2013 Plan, we no longer grant any equity awards under the 2004 Plan, and stock options were the only form of stock awards granted to our named executive officers under the 2004 Plan.

            The standard form of stock option agreement under the 2004 Plan generally defines "cause" as the grant recipient:

  •
  committing an act that materially injures the business of GTx;

  •
  refusing or failing to follow the lawful and reasonable directions of the Board or the appropriate individual to whom he or she reports, after 15 days notice and the opportunity to cure;

  •
  willfully or habitually neglecting his or her duties with GTx, after 15 days notice and the opportunity to cure;

  •
  being convicted of a felony that is likely to inflict or has inflicted material injury on the business of GTx; or

  •
  committing a material fraud, misappropriation, embezzlement or other act of gross dishonesty that resulted in material loss, damage or injury to GTx.

            The standard form of stock option agreement under the 2004 Plan generally defines a "constructive termination" as a voluntary termination within 12 months after a change of control after any of the following actions are taken without the consent of the grant recipient:

  •
  the assignment to the grant recipient of any duties or responsibilities which results in a significant reduction in his or her function as in effect immediately prior to the change of control;

  •
  a material reduction in the grant recipient's salary, as in effect on the effective date of the change of control;

  •
  the failure to continue in effect any benefit plan or program in which the grant recipient was participating immediately prior to the effective date of the change of control, or the taking of any action that would adversely affect his or her participation in (or reduce his or her benefits under) any such benefit plan or program (but either circumstance will only be grounds for a "constructive termination" if the range of benefit plans and programs offered by the acquirer is not comparable to the benefit plans previously offered by GTx, when considered as a whole);

  •
  a relocation of the grant recipient's principal office to a location more than 50 miles from the location at which he or she performed his or her duties as of the effective date of the change of control; or

  •
  a material breach by GTx of any provision of the grant recipient's stock option agreement under the 2004 Plan.

            2013 Plan.    Our 2013 Plan provides that in the event of a specified corporate transaction such as a merger, consolidation or similar transaction, all outstanding stock awards under the 2013 Plan may be assumed, continued or substituted for by any surviving or acquiring entity, and any reacquisition or repurchase rights held by GTx in respect of common stock issued pursuant to outstanding stock awards may be assigned by GTx to its successor (or the successor's parent company). If the surviving or acquiring corporation does not assume, continue or substitute any or all such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, the vesting (and, if applicable, the exercisability) of such stock awards will (contingent upon the effectiveness of the corporate transaction) be accelerated in full to a date prior to the effective time of the corporate transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by GTx with respect to such stock awards will (contingent upon the effectiveness of the corporate transaction) lapse. Unless otherwise provided in a written agreement between GTx or an affiliate and a participant, the vesting (and, if applicable, the exercisability) of any other outstanding stock awards that are not assumed, continued or substituted in connection with the corporate transaction will not be accelerated and such stock awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction. A recipient's award agreement may provide for acceleration upon other events. In this regard, the standard form of stock option agreement under the 2013 Plan provides for each stock option to become fully vested and exercisable if the optionholder's service with GTx or its successor terminates on or within twelve months after a change of control and the termination of service is a result of an involuntary termination without cause or a constructive termination.

            For purposes of our 2013 Plan, the definition of change of control is similar to the definition of change of control under the employment agreements with our named executive officers.

            For purposes of our 2013 Plan, "cause" has the meaning ascribed to such term in any written agreement between the grant recipient and GTx, and in the absence of such an agreement, "cause" means the occurrence of any of the following:

  •
  the grant recipient's willful failure substantially to perform his or her duties and responsibilities or deliberate violation of a company policy;

  •
  the grant recipient's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to GTx;

  •
  unauthorized use or disclosure by the grant recipient of any proprietary information or trade secrets of GTx or any affiliate or any other party to whom the grant recipient owes an obligation of nondisclosure as a result of the grant recipient's relationship with GTx or any affiliate; or

  •
  the grant recipient's willful breach of any of his or her obligations under any written agreement or covenant with GTx or any affiliate.

            The definition of a "constructive termination" in the standard form of stock option agreement under the 2013 Plan is similar to the definition of a "constructive termination" in the standard form of stock option agreement under the 2004 Plan, except that a constructive termination would also be deemed to occur if the board of GTx's successor requires the participant to resign from GTx in a manner that terminates the participant's continuous service, as a condition of the change in control. In addition, in order to have a basis for constructive termination under the 2013 Plan, a participant must provide written notice of the event giving rise to constructive termination to the board of GTx's successor within 30 days following such event, provide the successor with 30 days to cure such event, and, if not cured, the participant must resign from all positions then held with GTx and its successor not later than six months after the date of the participant's written notice to the board of the successor (or such earlier date as may be requested by the Board).

    Extended Post-Termination Exercise Period

            As a general matter, the terms of the options we have granted to our named executive officers provided that the vested portion of these options will expire three months after the named executive officer's termination of service. We refer to the period following the named executive officer's termination during which he can continue to exercise his vested stock options as the post-termination exercise period. However, in connection with the adoption of the retention bonus program by the Compensation Committee in September 2013 as described under "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table," the options held by our named executive officers and outstanding on or prior to September 27, 2013 were modified to generally provide for a six month post-termination exercise period. In addition, the retention stock options granted to Dr. Dalton and Mr. Doggrell described under "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" each generally provide for a six month post-termination exercise period. All such post-termination exercise periods are limited by, and will not exceed, the original expiration date of the option. However, in termination situations involving the death or disability of the named executive officer, or the named executive officer's voluntary retirement, the post-termination exercise period is generally extended beyond three months or six months, as applicable, following the named executive officer's termination of service. Under our 2004 Plan and the form of stock option agreement under our 2004 Plan, the post-termination exercise period will generally be one year following termination if the termination of service is a result of an involuntary termination without cause or a constructive termination within twelve months after a change of control. Under our 2013 Plan and the form of stock option agreement under our 2013 Plan, the post-termination exercise period will generally be one year following termination if the termination of service occurs either as a condition of a change of control or upon the effectiveness of a change of control, unless the stock option is not assumed, continued or replaced by the successor or acquiring entity. With respect to all of our stock option plans and the forms of stock option agreements under such stock option plans, if the termination is due to the named executive officer's death, the post-termination exercise period will generally be 18 months following termination, and if the termination is due to the named executive officer's disability, the post-termination exercise period will generally be one year following termination. With respect to our 2013 Plan and the form of stock option agreement under our 2013 Plan, if the termination is for cause, the option will terminate upon the date on which the event giving rise to the termination for cause first occurred (or, if required by law, the date of the termination). With respect to our 1999 Plan, 2000 Plan, 2001 Plan and 2002 Plan and the forms of stock option agreements under those plans, if a named executive officer voluntarily retires his employment (which generally means a retirement after age 65 or after age 55 following a specified period of service), the post-termination exercise period will generally be five years following termination. However, our 1999 and 2000 Plans provide that the Compensation Committee in its discretion can provide for any post-termination exercise period for a vested option in the event of the disability, death or involuntary termination of an option grant recipient of up to, but not exceeding, the initial ten-year term of the option. Under our 2004 Plan and 2013 Plan and the forms of stock option agreements under those plans, if a named executive officer voluntarily retires his employment (which generally means a retirement after age 65 following a specified period of service or after age 55 following a specified period of service and with the authorization of our Chief Executive Officer or the Board), the post-termination exercise period will generally be two years following termination. In no event, however, will the post-termination exercise period be extended beyond the initial ten-year term of the option.

       Other Benefits

            For a description of certain other retirement, life insurance and disability benefits, please see "Compensation Discussion and Analysis—Retirement Benefits" and "Compensation Discussion and Analysis—Employee Benefits" above.

Severance Agreement with Dr. Steiner

            In connection with Dr. Steiner's resignation in April 2014, we entered into a severance agreement with Dr. Steiner. Pursuant to the severance agreement, in exchange for Dr. Steiner's full general release of any claims that he may have on account of his employment with GTx, we provided Dr. Steiner with the following severance benefits:

  •
  twelve months of base salary continuation payments;

  •
  continued healthcare coverage through the earliest to occur of (i) December 31, 2014, (ii) the date he becomes eligible for group health insurance coverage through a new employer or (iii) the date Dr. Steiner ceases to be eligible for COBRA continuation coverage;

  •
  GTx granted Dr. Steiner the right to have the life insurance policies that it has obtained on Dr. Steiner assigned to him for his benefit;

  •
  the vesting of all outstanding stock options granted to Dr. Steiner by GTx (all of which stock options were "out of the money" on his employment termination date) was accelerated in full so that all of his unvested stock options became immediately vested and exercisable; and

  •
  the post-termination exercise period applicable to all of Dr. Steiner's stock options was extended until April 13, 2019, subject in each case to the earlier expiration of the original term of the applicable stock option.

            We have calculated the total value of those payments and benefits to be $843,193, which consists of: (i) $452,088, which represents twelve months of base salary continuation payments; (ii) a payout of accrued vacation of $12,172; (iii) $20,285 in continued healthcare coverage through December 31, 2014; and (iv) $358,648, which represents the aggregate incremental fair value associated with the modifications of Dr. Steiner's stock options as calculated in accordance with FASB ASC Topic 718. There was no incremental cost to us with respect to the assignment to Dr. Steiner of the term life insurance policies referenced above. The incremental cost to us of the life insurance premiums paid to provide additional term life insurance benefits to Dr. Steiner are disclosed in the Summary Compensation Table.

Consulting Agreement with Dr. Dalton

            In connection with Dr. Dalton's resignation in August 2014, we entered into a consulting agreement with Dr. Dalton pursuant to which Dr. Dalton provides certain consulting services to us. The consulting agreement, which became effective on September 1, 2014, provides for a monthly consulting fee of $4,000 payable to Dr. Dalton and for expense reimbursement, and also provides that all stock options granted to Dr. Dalton by us prior to September 1, 2014 will continue to vest during the term of the consulting agreement. Following the termination of the consulting agreement, Dr. Dalton will have the ability to exercise all of his vested stock options during the one-year period following the consulting agreement termination date (subject in each case to the earlier expiration of the original term of the applicable stock option), provided that this post-termination exercise period may be reduced to 90 days following the termination of the consulting agreement should Dr. Dalton breach certain provisions of the consulting agreement, including certain confidentiality and non-competition provisions. The term of the consulting agreement commenced on September 1, 2014 and will continue for a period of one year (unless terminated earlier for cause) and will thereafter continue until terminated by either party for any reason. Through December 31, 2014, we paid Dr. Dalton $16,000 in consulting fees and have calculated the value of his option modifications to be $11,419, which represents the aggregate incremental fair value associated with the modifications of Dr. Dalton's stock options as calculated in accordance with FASB ASC Topic 718. In connection with his resignation, we also paid Dr. Dalton his accrued vacation of $18,750.

Calculation of Potential Termination and Change of Control Benefits

            The following table includes an estimate of the potential compensation and benefits payable to our named executive officers, other than Dr. Steiner and Dr. Dalton, in certain termination and change of control situations. In providing the estimated potential payments and benefits, we have made the following general assumptions in all circumstances where applicable:

  •
  a change of control and/or a employment termination event has occurred, and the date of such event is December 31, 2014;

  •
  the annual salary at the time of termination is as follows: Marc S. Hanover, $393,317; Jason T. Shackelford, $210,000; and Henry P. Doggrell $363,576;

  •
  there is no accrued and unpaid salary; and

  •
  there is no unpaid reimbursement for expenses incurred prior to the date of termination.

            As of December 31, 2014, all of the stock options held by the named executive officers were out-of-the-money, meaning that all of such stock options had exercise prices that were in excess of the closing price of our common stock on December 31, 2014 ($0.73). As a result, the value of any stock option vesting acceleration benefits in connection with the termination or change of control events, for purposes of the table below, is $0. This does not mean, however, that the named executive officers will not receive any value as a result of stock option vesting acceleration benefits in connection with an actual termination or change of control event occurring in the future; the actual value that the named executive officers would receive can be determined only at the time of such termination or change of control event.

            For information with respect to the compensation and benefits we actually provided to Dr. Steiner and Dr. Dalton in connection with their respective resignations, see "—Severance Agreement with Dr. Steiner" and "—Consulting Agreement with Dr. Dalton" above.

	Termination/Change of Control Event
Name and Form of Benefit/Payment	Change of Control Only (a)(1)	Change of Control with No Assumption or Replacement Equity (b)(1)	Termination w/o Cause or Constructive Termination in Connection with Change of Control (c)(1)	Termination w/o Cause (no Change of Control) (d)(1)(6)	Voluntary Termination due to Material Demotion (e)(1)(6)	Death or Disability (f)(1)	Retirement (g)(1)
Marc S. Hanover
Base Salary Continuation(2)	$—	$—	$393,317	$393,317	$393,317	$—	$—
Life, Health & Other Benefits(3)	—	—	25,919	—	—	$1,081,622	—
Stock Options (full vesting acceleration)(4)	—	—	—	—	—	—	—
Stock Options (partial vesting acceleration)(5)	—	—	—	—	—	—	—
Mr. Hanover's Totals	$—	$—	$419,236	$393,317	$393,317	$1,081,622	$—
Jason T. Shackelford
Base Salary Continuation(2)	$—	$—	$105,000	$—	$—	$—	$—
Life, Health & Other Benefits(3)	—	—	690	—	—	176,000	—
Stock Options (full vesting acceleration)(4)	—	—	—	—	—	—	—
Mr. Shackelford's Totals	$—	$—	$105,690	$—	$—	$176,000	$—
Henry P. Doggrell
Base Salary Continuation(2)	$—	$—	$363,576	$—	$—	$—	$—
Life, Health & Other Benefits(3)	—	—	37,709	—	—	745,331	—
Stock Options (full vesting acceleration)(4)	—	—	—	—	—	—	—
Mr. Doggrell's Totals	$—	$—	$401,285	$—	$—	$745,331	$—
(1)
The amounts in these columns do not include any value associated with the extension, if any, of the post-termination exercise period applicable to the named executive officer's stock options. The situations under which the post-termination exercise period applicable to the named executive officer's stock options may be extended are described above under "—Stock Option and Equity Plan Provisions—Extended Post-Termination Exercise Period."

(2)
The amounts represent: (i) with respect to column (c), the value of base salary continuation payments (to be paid in installments) equal to one year's base salary (or six months' base salary in the case of Mr. Shackelford) under the named executive officer's employment agreement with GTx; and (ii) with respect to columns (d) and (e) for Mr. Hanover, the value of base salary continuation payments (to be paid in installments) equal to one year's base salary under Mr. Hanover's employment agreement amendment with respect to an involuntary termination without cause or a voluntary resignation as a result of a material demotion within 181 days of a new Chief Executive Officer becoming employed by GTx.

(3)
The amounts represent: (i) with respect to columns (c), the value of the monthly premium payments to continue the named executive officer's health insurance coverage for twelve months following the termination (or six months in the case of Mr. Shackelford) under the named executive officer's employment agreement with GTx; (ii) with respect to column (f) for Mr. Hanover, the value of term life insurance benefits equal to two times Mr. Hanover's base salary and the value of total target income replacement equal to 75% of Mr. Hanover's base salary under supplemental third party life and long term disability insurance benefits; (iii) with respect to column (f) for Mr. Doggrell, the value of term life insurance benefits equal to 130% of Mr. Doggrell's base salary and the value of total target income replacement equal to 75% of Mr. Doggrell's base salary under supplemental third party life and long term disability insurance benefits; and (iv) with respect to column (f) for Mr. Shackelford, $50,000 in life insurance benefits and the value of total target income replacement equal to 60% of Mr. Shackelford's base salary under long term disability insurance benefits.

(4)
The amounts represent: (i) with respect to column (a), the value of the full accelerated vesting of all outstanding stock options held by the named executive officer and granted under the 1999 Plan, 2000 Plan, 2001 Plan and 2002 Plan, as applicable, on a single-trigger basis, or immediately upon the change of control event; (ii) with respect to column (b), the value of the full accelerated vesting of all outstanding stock options held by the named executive officer assuming the surviving or acquiring entity in the change of control transaction had elected not to assume, continue or substitute for such stock option awards; (iii) with respect to column (c), the value of the full accelerated vesting of all outstanding stock options held by the named executive officer assuming that in connection with the change of control transaction, the named executive officer experiences an involuntary termination without cause or a constructive termination; and (iv) with respect to columns (d) and (e) for Mr. Hanover, the value of the full accelerated vesting of all outstanding stock options granted to Mr. Hanover prior to April 3, 2014 in connection with Mr. Hanover's involuntary termination without cause or a voluntary resignation due to a material demotion within 181 days of a new Chief Executive Officer becoming employed by GTx. On December 31, 2014, the last business day of our last fiscal year, the closing sale price of our common stock was $0.73 per share. All of the stock options held by the named executive officers were out-of-the-money at that date, and accordingly, the value of these stock option vesting acceleration benefits is $0 for all named executive officers for purposes of the table above.

(5)
The amount represents the value of the partial vesting, in connection with Mr. Hanover's involuntary termination without cause or a voluntary resignation due to a material demotion within 181 days of a new Chief Executive Officer becoming employed by GTx, of an additional number of shares subject to the stock option we granted to Mr. Hanover on April 3, 2014 as if Mr. Hanover's service had continued with GTx for a period of two years following his termination date. On December 31, 2014, the last business day of our last fiscal year, the closing sale price of our common stock was $0.73 per share. The option we granted to Mr. Hanover on April 3, 2014 was out-of-the-money at that date, and accordingly, the value of the partial stock option vesting acceleration benefit is $0 for purposes of the table above.

(6)
As described above under "—Continuing Named Executive Officers—Employment Agreements—Amended Employment Agreement with Mr. Hanover," in connection with Mr. Hanover's appointment as our permanent Chief Executive Officer in February 2015, these special severance benefits ceased to be effective; accordingly, Mr. Hanover is no longer entitled to these special severance benefits.

Compensation and Risk

            In February 2015, the Compensation Committee considered our compensation policies, practices and programs as generally applicable to our employees and determined that our policies, practices and programs do not encourage excessive or unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on our company. The design of our compensation policies and programs encourage our employees to remain focused on our long-term goals of increasing shareholder value through the successful development of our clinical product candidates. For example, through our use of different types of equity compensation awards that provide long term incentives to increase our share price, as well as our use of multi-year vesting for stock option and restricted stock unit awards, we believe that our employee compensation programs promote a long-term stockholder perspective, encourage decisions that will result in sustainable performance over the longer term, and mitigate the risks associated with an undue short-term focus on results. In this regard, though our Bonus Plan for 2014 covered only the second half of 2014, the corporate objectives thereunder were designed to promote our long-term product development goals.

 DIRECTOR COMPENSATION

Cash Retainers

            In 2012, on the recommendation of the Nominating and Corporate Governance Committee and the Compensation Committee, which based their recommendations on information developed by Radford, a third party compensation consultant, the Board approved the following cash compensation payments to its Board and committee members, effective January 1, 2013, to be paid quarterly in advance as follows:

  •
  a $32,500 annual retainer for service as a member of our Board of Directors;

  •
  a supplemental annual retainer for the Chairs of the Board and each Board committee in the following amounts: $15,000 for Chair of the Board; $12,000 for Chair of the Audit Committee; $8,000 for Chair of the Compensation Committee; $6,000 for Chair of the Nominating and Corporate Governance Committee; and $10,000 for Chair of the Scientific and Development Committee; and

  •
  a supplemental annual retainer for each member of the following committees other than the Chairs, in the following amounts: $6,000 for members of the Audit Committee; $4,000 for members of the Compensation Committee; $3,000 for members of the Nominating and Corporate Governance Committee; and $7,500 for members of the Scientific and Development Committee.

            In February 2015, based on the recommendation of the Nominating and Corporate Governance Committee and the Compensation Committee, which based their recommendations on information developed by Radford, the Board substantially revised its list of industry peers which it uses to assess Board and executive compensation to better reflect the size, financial condition and developmental level of the company, and approved modifications to the compensation paid to non-employee directors by GTx to bring our non-employee director compensation more in line with the median compensation being received by the non-employee directors of our industry peers. Effective April 1, 2015, the following cash compensation payments will be made quarterly to the Board and committee members:

  •
  a $35,000 annual retainer for service as a member of the Board of Directors;

  •
  a supplemental annual retainer for the Lead Director of the Board and the Chairs of each Board committee in the following amounts: $15,000 for the Lead Director of the Board; $15,000 for Chair of the Audit Committee; $10,000 for Chair of the Compensation Committee; and $7,000 for Chair of the Nominating and Corporate Governance Committee; and

  •
  a supplemental annual retainer for each member of the following committees other than the Chairs, in the following amounts: $7,500 for members of the Audit Committee; $5,000 for members of the Compensation Committee; $3,500 for members of the Nominating and Corporate Governance Committee; and $7,500 for members of the Scientific and Development Committee.

            No directors currently receive consulting fees from GTx. A director who is also an employee (currently Mr. Hanover and Dr. Wills) receives no additional compensation for service on the Board.

Directors' Deferred Compensation Plan

            Since June 30, 2004, our non-employee directors have had the opportunity to defer all or a portion of their fees under our Directors' Deferred Compensation Plan. Deferrals can be made into a cash account, a stock account, or a combination of both. Deferrals into a cash account would accrue interest at the prime rate of interest announced from time to time by a local bank utilized by us, and deferrals into a stock account accrue to the deferring director rights in shares of GTx common stock equal to the cash compensation then payable to the director for his or her Board service divided by the then current fair market value of GTx common stock. Currently, all but two of our non-employee directors have elected to defer all or some of their Board compensation into stock accounts. No directors have deferred their Board compensation into cash accounts. Under the Directors' Deferred Compensation Plan, amounts credited to cash or stock accounts are distributed in a single lump sum on the date, if any, selected by the director pursuant to his or her election or, if no such election is made or if the selected distribution date is after his or her separation from service, then the distribution would be made on the date of his or her separation from service in the form of a single lump sum (subject to deferral under certain circumstances to the extent necessary to avoid the incurrence of adverse personal tax consequences under Section 409A of the Internal Revenue Code). Any fractional shares of GTx common stock will be distributed in cash valued at the then current fair market value of GTx common stock.

Equity Compensation

            Pursuant to our Non-Employee Director Compensation Policy, or the Director Compensation Policy, each non-employee director of GTx (who does not own more than ten percent of the combined voting power of GTx's then outstanding securities) is eligible for certain initial and annual nonstatutory stock option grants, which grants are currently made pursuant to GTx's 2013 Non-Employee Director Equity Incentive Plan, or the 2013 Directors' Plan, which is the successor to our Amended and Restated 2004 Non-Employee Directors' Stock Option Plan, or the Prior Directors' Plan. Accordingly, each of our non-employee directors, with the exception of Mr. Hyde, is eligible to receive these initial and annual nonstatutory stock option grants. Under the Director Compensation Policy, any individual who first becomes a non-employee director automatically is granted an option to purchase shares of common stock. The number of shares subject to each of these initial grants was 22,500 shares in 2014; however, based on information provided by Radford, the Board has agreed that the number of shares likely will be increased by our Board of Directors to an amount to be determined by the Board in the future to be reasonably sufficient to attract quality candidates for Board membership. In addition, under the Director Compensation Policy, any individual who is serving as a non-employee director on the day following an annual meeting of GTx's stockholders automatically will be granted an option to purchase shares of common stock on that date; provided, however, that if the individual has not been serving as a non-employee director for the entire period since the preceding annual meeting, the number of shares subject to such individual's annual grant will be reduced pro rata for each full month prior to the date of grant during which such individual did not serve as a non-employee director. In 2014, the number of shares of GTx common stock subject annual stock option grants to eligible non-employee directors was 20,000. Based on information made available by Radford to the Nominating and Corporate Governance Committee and the Compensation Committee, which information indicated that the equity grants previously received by our non-employee directors were below the 25th percentile of grants received by non-employee directors of our peers, the Board approved in February 2015, upon the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee, to award each eligible non-employee director a one-time grant of 100,000 stock options on the day following the 2015 Annual Meeting to increase their equity holdings to an amount closer to the median equity grants received by non-employee directors in our peer group, and to award future annual grants thereafter in amounts which approximate the median grants of our peers. During 2015, the Nominating and Corporate Governance Committee and the Compensation Committee will consider and recommend to the Board for approval, the number of shares to be subject to initial and annual grants under the Director Compensation Policy going forward. The shares subject to each initial grant and each annual grant vest in a series of three successive equal annual installments measured from the date of grant, so that each initial grant and each annual grant will be fully vested three years after the date of grant. The exercise price per share for the options granted under the 2013 Directors' Plan is not less than the fair market value of the stock on the date of grant. Prior to the adoption of the 2013 Directors' Plan at the 2013 Annual Meeting of Stockholders, these initial and annual grants were made pursuant to the Prior Directors' Plan.

            In the event of a specified corporate transaction, as defined in the Prior Directors' Plan or the 2013 Directors' Plan, as applicable, all outstanding options granted under the Prior Directors' Plan and the 2013 Directors' Plan may be assumed or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume or substitute for such options, then (a) with respect to any such options that are held by optionees then performing services for GTx or its affiliates, the vesting and exercisability of such options will be accelerated in full and such options will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding options will terminate if not exercised prior to the effective date of the corporate transaction. If a specified change of control transaction occurs, as defined in the Prior Directors' Plan, then the vesting and exercisability of the optionee's options granted under the Prior Directors' Plan will be accelerated in full immediately prior to (and contingent upon) the effectiveness of the transaction. Under the Prior Directors' Plan, if an optionee is required to resign his or her position as a non-employee director as a condition of the change of control transaction, the vesting and exercisability of the optionee's options will be accelerated in full immediately prior to the effectiveness of such resignation. Under the 2013 Directors' Plan, if a specified change of control transaction occurs, as defined in the 2013 Directors' Plan, then all stock awards held by a participant whose continuous service has not terminated prior to such time will become fully vested and, if applicable, exercisable, immediately prior to the transaction. In addition, under the 2013 Directors' Plan, if a non-employee director is required to resign his or her position as a non-employee director as a condition of the change of control transaction, all outstanding stock awards held by such individual will become fully vested and, if applicable, exercisable, as of immediately prior to such resignation. During 2008, the Board, upon the recommendation of the Compensation Committee, adopted a general policy regarding the retirement of non-employee directors that provides that the Board will act, on a case-by-case basis, to accelerate the vesting and exercisability of the retiring director's options in full provided such director retires from the Board in good standing.

            The table below represents the compensation earned by each non-employee director during 2014. Neither Mr. Hanover nor Dr. Steiner are listed in the following table since they served as our employees during their respective term service on our Board of Directors and did not receive any additional compensation for serving as members of our Board of Directors. Each of Dr. Steiner's and Mr. Hanover's compensation is described under "Executive Compensation" above. In addition, Dr. Wills is not listed in the following table since he joined GTx in 2015.

 DIRECTOR COMPENSATION—FISCAL 2014

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
J. R. Hyde, III	54,500	—	54,500
Michael G. Carter, M.D.	48,000	21,032	69,032
Barrington J.A. Furr, Ph.D.(3)	51,500	21,032	72,532
J. Kenneth Glass	48,500	21,032	69,532
Kenneth S. Robinson, M.D., M.Div.	44,500	21,032	65,532
(1)
Represents fees earned in 2014 that were either paid, deferred or were payable at the end of 2014. Each director in the table above, other than Mr. Glass and Dr. Carter, elected to defer payment of all or a portion of his earned fees during 2014 pursuant to the Directors' Deferred Compensation Plan. The number of shares credited to individual stock accounts for our non-employee directors under the Directors' Deferred Compensation Plan as of December 31, 2014 was as follows: 104,588 shares for Mr. Hyde; 6,553 shares for Mr. Glass; 36,319 shares for Dr. Carter; 85,755 shares for Dr. Robinson; and 39,855 shares for Dr. Furr. The 48,469 shares then credited to Dr. Furr's stock account under the Directors' Deferred Compensation Plan were distributed to Dr. Furr's designated beneficiary following his death in February 2015.

(2)
The amounts in this column represent the aggregate grant date fair value of all option awards granted to our non-employee directors during the year ended December 31, 2014 as computed in accordance with FASB ASC Topic 718. Assumptions used in computing the aggregate grant date fair value in accordance with FASB ASC Topic 718 are set forth in Note 3—Share-Based Compensation to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

The following table indicates the grant date fair value for the annual option awarded to each non-employee director during the year ended December 31, 2014, as determined in accordance with FASB ASC Topic 718, as well as the total number of shares subject to options outstanding as of December 31, 2014 for each non-employee director listed in the table above:

Name	FASB ASC Topic 718 Grant Date Fair Value ($)	Total Shares Subject to Options Outstanding at 12/31/2014 (#)
J. R. Hyde, III	—	—
J. Kenneth Glass	21,032	116,000
Michael G. Carter, M.D.	21,032	115,667
Kenneth S. Robinson, M.D., M.Div.	21,032	100,000
Barrington J.A. Furr, Ph.D.(3)	21,032	75,000
(3)
Dr. Furr passed away in February 2015.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            During the year ended December 31, 2014, the Compensation Committee consisted of Dr. Carter, Mr. Glass and Mr. Hyde. None of the current members of the Compensation Committee is or was an officer or employee of GTx. During 2014, none of GTx's executive officers served as a director or member of the compensation committee of any other entity whose executive officers served on GTx's Board of Directors or Compensation Committee. Please refer to the section of this proxy statement entitled "Certain Relationships and Related Party Transactions" for information concerning certain related party transactions involving Mr. Hyde.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Review of Related Party Transactions

            Upon recommendation of the Audit Committee, the Board adopted a related party transactions policy, which specifies GTx's policies and procedures regarding transactions between GTx and its employees, officers, directors or their family members. GTx's Chief Legal Officer is responsible for (a) ensuring that policy is distributed to all GTx officers, directors and other managers and (b) requiring that any proposed related party transaction be presented to the Audit Committee for consideration before GTx enters into any such transactions. This policy can be found on GTx's website (www.gtxinc.com) under "About GTx" at "Governance."

            It is the policy of GTx to prohibit all related party transactions unless the Audit Committee determines in advance of GTx entering into any such transaction that there is a compelling business reason to enter into such a transaction. There is a general presumption that the Audit Committee will not approve a related party transaction with GTx. However, the Audit Committee may approve a related party transaction if:

  •
  the Audit Committee finds that there is a compelling business reason to approve the transaction, taking into account such factors as the absence of other unrelated parties to perform similar work for a similar price within a similar timeframe; and

  •
  the Audit Committee finds that it has been fully apprised of all significant conflicts that may exist or otherwise arise on account of the transaction, and it believes, nonetheless, that GTx is warranted entering into the related party transaction and has developed an appropriate plan to manage the potential conflicts of interest.

Certain Transactions With or Involving Related Persons

            Licensed SARM Technology.    James T. Dalton, Ph.D., GTx's Vice President, Chief Scientific Officer, is a party to an agreement among the University of Tennessee, or UT, the University of Tennessee Research Foundation, or UTRF, and the inventors of many of the patents filed by UT and UTRF for selective androgen receptor modulator, or SARM, technology, which was entered while Dr. Dalton and the other inventors were employed by UT. Under this agreement, all rights in the SARM technology were assigned to UTRF with the commitment that payments received by UTRF from the licensing of the SARM technology would be shared between UT and the inventors, including Dr. Dalton. In 2002, subsequent to Dr. Dalton entering into this agreement, the SARM technology was licensed exclusively to GTx. In 2005, Dr. Dalton became one of GTx's employees. In July 2007, GTx and UTRF entered into a Consolidated, Amended, and Restated License Agreement, or the New SARM Agreement, to consolidate and replace GTx's previously existing SARM license agreements with UTRF and to modify and expand certain rights and obligations of each of the parties. GTx agreed to pay to UTRF a one-time, upfront fee of $290,000 as consideration for entering into the New SARM Agreement. GTx also agreed to pay an annual license maintenance fee during the term of the New SARM Agreement, which fee is creditable against various royalties GTx agreed to pay to UTRF on sublicense revenues and net sales of products subject to the New SARM Agreement. In November 2007, we entered into an exclusive license and collaboration agreement with Merck & Co., Inc., or Merck, with respect to SARM development and commercialization, which was subsequently terminated, pursuant to which Merck paid us an upfront licensing fee of $40,000,000. In December 2008, GTx and UTRF entered into an amendment to the New SARM Agreement in connection with which GTx agreed to pay to UTRF one-time fee of $494,000 as consideration for entering into the amendment to the New SARM Agreement. Since joining GTx in 2005, Dr. Dalton received from UT and UTRF a portion of the payments made by GTx to UTRF for the licensing and sublicensing of the SARM technology totaling approximately $674,661. Dr. Dalton will continue to receive a portion of the payments GTx will make to UTRF under the New SARM Agreement in accordance with the agreement among the UT scientists, including Dr. Dalton, UT and UTRF. Since Dr. Dalton's interest in GTx's agreement with UTRF arose while Dr. Dalton was an employee of UTRF, not GTx, and GTx's initial arrangements with UTRF regarding the licensing of the SARM technology were created in 2002, our related party transactions policy did not require that the Audit Committee review and approve the transaction in advance. The members of the Audit Committee were, however, aware of Dr. Dalton's interest when the GTx Board of Directors approved the entering into of the New SARM Agreement with UTRF in July 2007 as well as when the GTx Board of Directors approved the entering into of the amendment to the New SARM Agreement in December 2008.

            March 2014 Private Placement.    In March 2014, we sold an aggregate of 11,976,048 immediately separable units in a private placement, or the March Private Placement, which units consisted of an aggregate of 11,976,048 shares of our common stock and warrants to purchase up to 10,179,642 additional shares of our common stock. The units were sold to J. R. Hyde, III, the chairman of our Board of Directors, and The Pyramid Peak Foundation, or the Foundation, for gross proceeds of approximately $21.3 million. In the March Private Placement, each of Mr. Hyde and the Foundation purchased 5,988,024 units, consisting of 5,988,024 shares of our common stock and a warrant to purchase 5,089,821 shares of our common stock for total consideration payable to us by each of Mr. Hyde and the Foundation of $10,636,227.71, or approximately $1.77625 per unit. As a result of the March Private Placement, the Foundation became a greater than 5% stockholder of GTx and as a result, became a "related party" of GTx. The warrants, which may only be exercised for cash, have an exercise price of $1.67 per share and a one year term. As part of the March Private Placement, we entered into a registration rights agreement with Mr. Hyde and the Foundation pursuant to which we filed a registration statement with the SEC registering the resale by Mr. Hyde and the Foundation of the 11,976,048 shares we issued at the closing of the March Private Placement and the 10,179,642 shares of our common stock underlying the warrants we issued at the closing of the March Private Placement. Pursuant to the registration rights agreement, we bear all expenses of effecting the registration of the resale of these securities. In connection with the March Private Placement, the Board of Directors appointed a Special Committee of the Board of Directors, consisting of J. Kenneth Glass, Michael G. Carter, Kenneth S. Robinson, and Barrington J. A. Furr, who are (or were) disinterested and independent directors, to review and evaluate the March Private Placement and any other alternative transaction to the March Private Placement, and delegated to the Special Committee the exclusive power and authority to consider, negotiate, disapprove or recommend to the full Board of Directors what action, if any, should be taken by the Board of Directors and GTx with respect to the March Private Placement, which Special Committee ultimately determined to approve, and to recommend that the Board of Directors that it approve, the March Private Placement. In addition, as a result of the participation of Mr. Hyde in the March Private Placement, the March Private Placement was reviewed and pre-approved by the Audit Committee in accordance with our related party transactions policy.

            November 2014 Private Placement.    In November 2014, we sold an aggregate of 64,311,112 immediately separable units in a private placement, or the November Private Placement, which units consisted of an aggregate of 64,311,112 shares of our common stock and warrants to purchase up to 64,311,112 additional shares of our common stock for an aggregate purchase price of approximately $43.4 million, or $0.675 per unit. The warrants have a per share exercise price of $0.85 and will be exercisable at any time and from time to time from and after the earlier of (i) the date we obtain stockholder approval of an amendment to our Restated Certificate of Incorporation to increase our authorized common stock to an amount necessary to effect the share settlement of all of the warrants, which could be as early as the date of this Annual Meeting (see "Proposal No. 2—Approval of Increase to the Number of Authorized Shares of Common Stock") or (ii) the trading day immediately prior to the occurrence of a "fundamental transaction" (as defined in the warrants), but in no event later than June 1, 2015, and will continue to be exercisable for four years thereafter. Pursuant to the securities purchase agreement under which we sold the above-referenced units to the investors, we agreed to file as many registration statements with the SEC as may be necessary to cover the resale of these shares and the shares underlying the these warrants, to use our reasonable best efforts to have all such registration statements declared effective within the timeframes set forth in the securities purchase agreement, and to keep such registration statements effective for up to two years following the closing of the November Private Placement. In the event that such registration statements are not filed or declared effective within the timeframes set forth in the securities purchase agreement, or any such effective registration statements subsequently become unavailable, we would be required to pay liquidated damages equal to 1.0% of the aggregate unit purchase price per month for each default (up to a maximum of 10% of such aggregate unit purchase price). We bear all expenses of such registration of the resale of such shares, including the legal expenses of the investors up to $5,000 per investor per registration statement. The investors in the November Private Placement included the following "related parties":

Investor	Shares Purchased	Warrants Purchased	Unit Purchase Price
J.R. Hyde III(1)	24,545,455	24,545,455	$16,568,182.13
The Pyramid Peak Foundation(1)	24,545,455	24,545,455	$16,568,182.13
Entities affiliated with BVF Partners(2)(3)	11,111,111	11,111,111	$7,499,999.94
Formanek Investment Trust(2)	3,700,000	3,700,000	$2,497,500.00
Marc S. Hanover(1)	227,273	227,273	$153,409.28

(1)
Executive officer, director or greater than 5% stockholder (and a "related party") immediately prior to the November Private Placement.

(2)
Became a greater than 5% stockholder of GTx as a result of the November Private Placement and, accordingly, became a "related party" of GTx.

(3)
BVF Partners' led the negotiation of the November Private Placement and we agreed, pursuant to the securities purchase agreement, to reimburse BVF Partners for its reasonable legal fees (up to $25,000). We subsequently reimbursed BVF Partners for its legal fees in the amount of $20,399.

            Similar to the March Private Placement, the Board of Directors appointed a Special Committee of the Board of Directors, consisting of Messrs. Glass, Carter, Robinson and Furr, who are (or were) disinterested and independent directors, to review and evaluate the November Private Placement and any other alternative transaction to the November Private Placement, and delegated to the Special Committee the exclusive power and authority to consider, negotiate, disapprove or approve the November Private Placement, which Special Committee ultimately determined to approve. Likewise, as a result of the participation of related parties in the November Private Placement, the November Private Placement was reviewed and pre-approved by the Audit Committee in accordance with our related party transactions policy.

            Indemnity Agreements.    GTx has entered into indemnity agreements with each of its current directors and certain of its executive officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in GTx's charter and bylaws and to provide additional procedural protections.

 OTHER MATTERS

            The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

By Order of the Board of Directors,
Henry P. Doggrell Vice President, Chief Legal Officer and Secretary

Memphis, Tennessee
March             , 2015

ANNEX A

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
GTX, INC.

            GTX, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:

            FIRST:    The name of the Corporation is GTx, Inc. (the "Corporation").

            SECOND:    The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was September 4, 2003, as restated on February 6, 2004.

            THIRD:    The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:

    Section A of ARTICLE IV of the Corporation's Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:

      "A. Authorized Stock. The total number of shares which the Corporation shall have authority to issue is four hundred five million (405,000,000), consisting of four hundred million (400,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock")."

            FOURTH:    The foregoing amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, GTX, INC. has caused this Certificate of Amendment to be signed by its [Title] this                        day of May, 2015.

GTX, INC.
By:	[Name] [Title]

A-1

ANNEX B

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
GTX, INC.

            GTX, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:

            FIRST:    The name of the Corporation is GTx, Inc. (the "Corporation").

            SECOND:    The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was September 4, 2003, as restated on February 6, 2004.

            THIRD:    The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:

    Section A of ARTICLE IV of the Corporation's Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:(1)

      "A. Authorized Stock. The total number of shares which the Corporation shall have authority to issue is [                        ] (                         )(2), consisting of [                        ] (                          )(2) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock")."

      Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each [five (5), six (6), seven (7), eight (8), nine (9), ten (10), eleven (11), twelve (12), thirteen (13), fourteen (14), fifteen (15)] shares of the Corporation's Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time ("Old Common Stock") shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and reclassified into one (1) share of Common Stock, par value $0.001 per

(1)
These amendments approve the combination and reclassification of any whole number of shares of GTx common stock between and including five (5) and fifteen (15) into one (1) share of GTx common stock, and approve a corresponding reduction in the total number of shares of GTx common stock that GTx is authorized to issue (with respect to such corresponding authorized share reduction, see note 2 below). By these amendments, the stockholders would approve each of the twenty-two (22) alternate amendments proposed by the GTx Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the GTx Board of Directors to be in the best interests of GTx and its stockholders. The other twenty-one (21) amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The GTx Board of Directors may also elect not to effect any reverse stock split and corresponding reduction in the total number of shares of GTx common stock that GTx is authorized to issue, in which case all twenty-two (22) proposed amendments will be abandoned.

(2)
Assuming that the GTx Board of Directors elects to effect a reverse stock split, the number shares of GTx's total authorized common stock would be correspondingly reduced (thereby effecting a reduction in GTx's total authorized capital stock), which reduction will be based on the whole number of shares of GTx common stock between and including five (5) and fifteen (15) that will be combined and reclassified into one (1) share of GTx common stock in the reverse stock split, as illustrated in the tables under the caption "—Effects of the Reverse Stock Split" in the section of the accompanying proxy statement entitled "Proposal No. 3—Approval of Reverse Stock Split of our Common Stock and a Corresponding Reduction in Authorized Shares of Common Stock."

B-1

      share, of the Corporation ("New Common Stock"). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued in the reclassification and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of Old Common Stock, any stockholder who would otherwise be entitled to a fractional share of New Common Stock as a result of the foregoing combination and reclassification of the Old Common Stock (such combination and reclassification, the "Reverse Stock Split"), following the Effective Time (after taking into account all fractional shares of New Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of New Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation's Common Stock (as adjusted to give effect to the Reverse Stock Split) on The NASDAQ Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined and reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined and reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth above."

            FOURTH:    The foregoing amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, GTX, INC. has caused this Certificate of Amendment to be signed by its [Title] this                        day of                        , 20            .

GTX, INC.
By:	[Name] [Title]

B-2

ANNEX C

GTX, INC.

2013 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD: FEBRUARY 14, 2013
APPROVED BY THE STOCKHOLDERS: MAY 2, 2013
AMENDED AND RESTATED BY THE BOARD: FEBRUARY 12, 2015
[APPROVED BY THE STOCKHOLDERS: MAY 6, 2015]

1.         GENERAL.

            (a)    This GTx, Inc. (the "Company") 2013 Equity Incentive Plan (the "Plan") is the successor to and continuation of the Company's Amended and Restated 2004 Equity Incentive Plan (the "2004 Plan"). Following the Effective Date, no additional stock awards will be granted under the 2004 Plan or any other Prior Plan. Any unallocated shares that otherwise remain available for grant under the Prior Plans (including the 2004 Plan) as of 12:01 a.m. Eastern Standard Time on the Effective Date (the "Prior Plans' Available Reserve") will cease to be available under the Prior Plans at such time. Instead, that number of shares of Common Stock equal to the Prior Plans' Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and become immediately available for grant and issuance pursuant to Stock Awards granted under the Plan. For clarity, each outstanding stock award granted under any of the Prior Plans remains subject to the terms of the Prior Plan under which such award was granted. From and after the Effective Date, any shares subject to outstanding stock awards granted under the Prior Plans (including the 2004 Plan) that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price, or (iii) are otherwise reacquired or are withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the "Returning Shares") will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of the Plan will be subject to the terms of the Plan.

            (b)    Eligible Award Recipients.    Employees, Directors and Consultants are eligible to receive Awards under the Plan.

            (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

            (d)    Purpose.    The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the grant of Awards under the Plan.

2.         ADMINISTRATION.

            (a)    Administration by Board.    The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

            (b)    Powers of Board.    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

                (i)        To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to a Stock Award.

                (ii)       To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

                (iii)     To settle all controversies regarding the Plan and Awards granted under it.

                (iv)      To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

                (v)       To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under any of the Participant's then-outstanding Awards without the Participant's written consent, except as provided in subsection (viii) below.

                (vi)      To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, adopting amendments relating to Incentive Stock Options and nonqualified deferred compensation under Section 409A and/or making the Plan or Awards granted under the Plan exempt from or compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will materially impair a Participant's rights under an outstanding Award without the Participant's written consent.

                (vii)     To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

                (viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, that no such amendment shall materially impair a Participant's rights under an existing

    Award unless the Company requests the consent of the affected Participant, and the Participant consents in writing. A Participant's rights will not be deemed to have been materially impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A, or (D) to comply with other applicable laws or listing requirements.

                (ix)      Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan and/or Award Agreements.

                (x)       To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

                (xi)      To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award, (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company, or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)       Delegation to Committee.

                (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to such Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

                (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

            (d)    Delegation to an Officer.    The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Options and SARs; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided for in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

            (e)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.         SHARES SUBJECT TO THE PLAN.

            (a)    Share Reserve.

                (i)        Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards under the Plan as of the Effective Date initially will be equal to the sum of (A) one million (1,000,000) shares of Common Stock (provided that such shares may not be issued in respect of Awards until such shares have been registered on Form S-8 under the Securities Act), (B) the shares that are subject to the Prior Plans' Available Reserve on the Effective Date, provided that such number will not exceed three million two hundred eight thousand one hundred fifty seven (3,208,157) shares, and (C) the Returning Shares, but only if, as and when such shares become Returning Shares, provided that such number will not exceed six million ninety three thousand five hundred fifty nine (6,093,559) shares (such sum, the "Share Reserve").

                (ii)       In addition, on January 1st of each year, for ten years, commencing on January 1, 2014, the Share Reserve will automatically be increased by a number of shares of Common Stock equal to four percent (4%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. The Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

                (iii)     For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if an Option expires unexercised, the shares underlying such expired Option may be made subject to new Stock Awards), the Share Reserve is not a limit on the number of Stock Awards that can be granted under the Plan.

                (iv)      Shares may be issued under the terms of the Plan in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711, or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

            (b)    Reversion of Shares to the Share Reserve.    If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by the Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that are available for issuance under the Plan. If any shares of Common Stock issued under a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

            (c)    Incentive Stock Option Limit.    Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued on the exercise of Incentive Stock Options will be equal to five million (5,000,000) shares.

            (d)    Section 162(m) Limitations.    Subject to Section 9(a) relating to Capitalization Adjustments, at such times as the Company is subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

                (i)        A maximum of five million (5,000,000) shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date any such Stock Award is granted may be granted to any one Participant during any calendar year.

                (ii)       A maximum of five million (5,000,000) shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

                (iii)     A maximum of two million dollars ($2,000,000.00) may be granted as a Performance Cash Award to any one Participant during any one calendar year.

                (iv)      If a Performance Stock Award is in the form of an Option, it will count only against the Performance Stock Award limit. If a Performance Stock Award could (but is not required to) be paid out in cash, it will count only against the Performance Stock Award limit.

            (e)    Source of Shares.    The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.         ELIGIBILITY.

            (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or comply with the distribution requirements of Section 409A.

            (b)    Ten Percent Stockholders.    A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.         PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

            Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

            (a)    Term.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

            (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in Common Stock equivalents.

            (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

                (i)        by cash, which may be in the form of a check, bank draft, money order, wire transfer or similar electronic transfer of readily available funds;

                (ii)       pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                (iii)      by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

                (iv)      if an Option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

                (v)       in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

            (d)    Exercise and Payment of a SAR.    To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate exercise price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.

            (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

                (i)    Restrictions on Transfer.    An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

                (ii)    Domestic Relations Orders.    Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

                (iii)    Beneficiary Designation.    Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the

    Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

            (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary.

            (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company or any Affiliate, if a Participant's Continuous Service terminates (other than for Cause and other than upon the Participant's death, Disability or Retirement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant's Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Option Agreement or Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise the Participant's Option or SAR within the applicable time frame, the Option or SAR will terminate.

            (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death, Disability or Retirement) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's applicable Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Option Agreement or Stock Appreciation Right Agreement.

            (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company or any Affiliate, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise the Participant's Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs twelve (12) months following such termination of Continuous Service, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. If, after termination of Continuous Service, the Participant does not exercise the Participant's Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

            (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company or any Affiliate, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the applicable Option Agreement or Stock Appreciation Right Agreement for exercisability after the termination of the Participant's Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date which occurs eighteen (18) months following the date of death, and (ii) the expiration of the term of such Option or SAR as set forth in the applicable Option Agreement or Stock Appreciation Right Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

            (k)    Retirement of a Participant.    Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company or any Affiliate, if a Participant's Continuous Service terminates as a result of the Participant's Retirement, the Participant may exercise the Participant's Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of the Participant's termination of Continuous Service due to Retirement), but only within the period ending upon the earlier of (i) the date which occurs twenty-four (24) months following such termination (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of such Option or SAR as set forth in the applicable Option Agreement or Stock Appreciation Right Agreement. If, after the Participant's termination of Continuous Service due to Retirement, the Participant does not exercise the Participant's Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

            (l)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant's Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant's rights under the Option or SAR will also be suspended during the investigation period.

            (m)    Non-Exempt Employees.    If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's Retirement, the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from such employee's regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee's regular rate of pay, the provisions of this paragraph will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.         PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

            (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company's bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

                (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

                (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board and set forth in the Restricted Stock Award Agreement.

                (iii)    Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

                (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

                (v)    Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

            (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

                (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

                (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate, as set forth in the Restricted Stock Unit Award Agreement.

                (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and set forth in the Restricted Stock Unit Award Agreement.

                (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

                (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and set forth in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

                (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

            (c)    Performance Awards.

                (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

                (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid, in whole or in part, in cash or other property.

                (iii)    Board Discretion.    The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

                (iv)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date which occurs ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will certify in writing the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of the achievement of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

            (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.         COVENANTS OF THE COMPANY.

            (a)    Availability of Shares.    The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

            (b)    Securities Law Compliance.    The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock

Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

            (c)    No Obligation to Notify or Minimize Taxes.    The Company will have no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of an Award or a possible period during which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.         MISCELLANEOUS.

            (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

            (b)    Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

            (c)    Stockholder Rights.    No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award, pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

            (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, including, but not limited to, Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

            (e)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction or extension, the Participant will only have rights with respect to the Award, as so reduced or extended.

            (f)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

            (g)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

            (h)    Withholding Obligations.    Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

            (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company's intranet (or other electronic medium controlled by the Company or a third party administrator designated by the Company, including the Company's stock plan administrator, to which the Participant has access).

            (j)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A. Consistent with Section 409A, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

            (k)    Compliance with Section 409A.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A is a "specified employee" for purposes of Section 409A, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's "separation from service" or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

            (l)    Clawback/Recovery.    All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event that constitutes Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.

9.         ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

            (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

            (b)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

            (c)    Corporate Transaction.    In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

            (d)    Change in Control.    A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

            (e)    Payment for Stock Awards in Lieu of Exercise.    If a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction or Change in Control, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but instead will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (i) the value of the property the Participant would have received on the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (ii) any exercise price payable by such holder in connection with such exercise.

            (f)    Parachute Payments.

                (i)        Except as otherwise expressly provided by the Board, including in a Stock Award Agreement, if any payment or benefit a Participant will or may receive from the Company or otherwise (a "280G Payment") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then any such 280G Payment (a "Payment") will be equal to the Reduced Amount. The "Reduced Amount" will be either (x) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount (i.e., the amount determined by clause (x) or by clause (y)), after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant's receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in a Payment is required pursuant to the preceding sentence and the Reduced Amount is determined pursuant to clause (x) of the preceding sentence, the reduction will occur in the manner (the "Reduction Method") that results in the greatest economic benefit for the Participant. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata (the "Pro Rata Reduction Method").

                (ii)       Notwithstanding any provision of Section 9(f)(i) to the contrary, if the Reduction Method or the Pro Rata Reduction Method would result in any portion of the Payment being subject to taxes pursuant to Section 409A that would not otherwise be subject to taxes pursuant to Section 409A, then the Reduction Method and/or the Pro Rata Reduction Method, as the case may be, will be modified so as to avoid the imposition of taxes pursuant to Section 409A as follows: (A) as a first priority, the modification will preserve to the greatest extent possible, the greatest economic benefit for the Participant as determined on an after-tax basis; (B) as a second priority, Payments that are contingent on future events (e.g., being terminated without Cause), will be reduced (or eliminated) before Payments that are not contingent on future events; and (C) as a third priority, Payments that are "deferred compensation" within the meaning of Section 409A will be reduced (or eliminated) before Payments that are not deferred compensation within the meaning of Section 409A.

                (iii)     If a Participant receives a Payment for which the Reduced Amount was determined pursuant to clause (x) of Section 9(f)(i) and the Internal Revenue Service determines thereafter that some portion of the Payment is subject to the Excise Tax, the Participant will promptly return to the Company a sufficient amount of the Payment (after reduction pursuant to clause (x) of Section 9(f)(i)) so that no portion of the remaining Payment is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount was determined pursuant to clause (y) of Section 9(f)(i), the Participant will have no obligation to return any portion of the Payment pursuant to the preceding sentence.

10.       TERMINATION OR SUSPENSION OF THE PLAN.

            The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.       EFFECTIVE DATE OF PLAN.

            The Plan is effective as of the Effective Date.

12.       CHOICE OF LAW.

            The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13.    DEFINITIONS.    As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

            (a)    "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

            (b)    "Award" means a Stock Award or a Performance Cash Award.

            (c)    "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

            (d)    "Board" means the Board of Directors of the Company.

            (e)    "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

            (f)    "Cause" will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term. In the absence of such an agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) Participant's willful failure substantially to perform the Participant's duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any Affiliate or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant's relationship with the Company or any Affiliate; or (iv) Participant's willful breach of any of the Participant's obligations under any written agreement or covenant with the Company or any Affiliate. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

            (g)    "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                (i)        any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

                (ii)       there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, more than fifty percent (50%) of the issued and outstanding voting stock of the surviving Entity in such transaction is Owned by persons or Entities who were not Owners (taking into account their individual and affiliated Ownership) as of the Effective Date of at least fifty percent (50%) of the voting stock of the Company;

                (iii)     the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

                (iv)      there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

                (v)       individuals who, on the date the Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

            Notwithstanding the foregoing definition or any other provision of the Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the

Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

            If required for compliance with Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant's consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A, and the regulations thereunder.

            (h)    "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

            (i)    "Committee" means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

            (j)    "Common Stock" means the common stock of the Company.

            (k)    "Company" means GTx, Inc., a Delaware corporation.

            (l)    "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

            (m)    "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, if required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of "separation from service" as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

            (n)    "Corporate Transaction" means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

                (i)        a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

                (ii)       a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

                (iii)     a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

                (iv)      a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

            To the extent required for compliance with Section 409A, in no event will an event be deemed a Corporate Transaction if such transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

            (o)    "Covered Employee" will have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

            (p)    "Director" means a member of the Board.

            (q)    "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

            (r)    "Effective Date" means May 2, 2013, the date of the Company's 2013 Annual Meeting of Stockholders.

            (s)    "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

            (t)    "Entity" means a corporation, partnership, limited liability company or other entity.

            (u)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            (v)    "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.

            (w)    "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                (i)        If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

                (ii)       Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

                (iii)     In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

            (x)    "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

            (y)    "Non-Employee Director" means a Director who either (i) is not a current Employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

            (z)    "Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

            (aa)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

            (bb)    "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

            (cc)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

            (dd)    "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

            (ee)    "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

            (ff)    "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

            (gg)    "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code

            (hh)    "Own," "Owned," "Owner," "Ownership" means a person or Entity will be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

            (ii)    "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

            (jj)    "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

            (kk)    "Performance Criteria" means the one or more criteria that the Board (or, where applicable, the Compensation Committee) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) entry into or completion of strategic transactions, including but not limited to acquisitions and licensing agreements; (xxx) stockholders' equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) performance review results; (xxxviii) employee retention; (xxxix) initiation of phases of clinical trials and/or studies by specified dates; (xxxx) patient enrollment rates; (xxxxi) budget management; (xxxxii) regulatory body approval with respect to products, studies and/or trials; (xxxxiii) patient enrollment; and (xxxxiv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board (or, where applicable, the Compensation Committee).

            (ll)    "Performance Goals" means, for a Performance Period, the one or more goals established by the Board (or, where applicable, the Compensation Committee) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (or, where applicable, the Compensation Committee) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board (or, where applicable, the Compensation Committee) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board (or, where applicable, the Compensation Committee) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

            (mm)    "Performance Period" means the period of time selected by the Board (or, where applicable, the Compensation Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board (or, where applicable, the Compensation Committee).

            (nn)    "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6(c)(i).

            (oo)    "Plan" means this GTx, Inc. 2013 Equity Incentive Plan, as it may be amended from time to time.

            (pp)    "Prior Plans" means (i) the 2004 Plan, (ii) the Genotherapeutics, Inc. Stock Option Plan, (iii) the GTx, Inc. 2000 Stock Option Plan, (iv) the GTx, Inc. 2001 Stock Option Plan, and (v) the GTX, Inc. 2002 Stock Option Plan, in each case, as amended.

            (qq)    "Restricted Stock Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

            (rr)    "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

            (ss)    "Restricted Stock Unit Award" means a right to receive shares of Common Stock, cash or other consideration which is granted pursuant to the terms and conditions of Section 6(b).

            (tt)    "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

            (uu)    "Retirement" means a Participant's voluntary termination of Continuous Service with the Company either (i) on or after attaining age sixty-five and after having been employed by the Company for at least ten (10) years or (ii) on or after attaining age fifty-five, after having been employed by the Company for at least ten (10) years and with the written authorization of the chief executive officer of the Company or the Board.

            (vv)    "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

            (ww)    "Rule 405" means Rule 405 promulgated under the Securities Act.

            (xx)    "Section 409A" means Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect.

            (yy)    "Securities Act" means the Securities Act of 1933, as amended.

            (zz)    "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

            (aaa)    "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

            (bbb)    "Stock Award" means any right to receive an award of Common Stock, or any other award that is based on or otherwise relates to Common Stock, that is granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or any Other Stock Award.

            (ccc)    "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

            (ddd)    "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and

(ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

            (eee)    "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

PRELIMINARY PROXY CARD--SUBJECT TO COMPLETION Using a black ink pen, mark your votes with an X as show in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 .IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal No.1 and FOR Proposals Nos. 2, 3, 4 and 5. Proposal No.1: To elect the three nominees for Class II director named below to serve until the 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. For Withhold 01 – J. Kenneth Glass . . For Withhold 02 – Marc S. Hanover . . For Withhold 03 – Robert J. Wills, Ph.D. . . Proposal No. 2: To approve an amendment to GTx’s Restated Certificate of Incorporation to increase the number of authorized shares of GTx’s common stock from 200,000,000 shares to 400,000,000 shares. For Against Abstain . . . Proposal No. 4: To approve the amendment and restatement of the GTx, Inc. 2013 Equity Incentive Plan to increase the maximum number of shares of GTx’s common stock subject to appreciation and performance-based awards granted thereunder, as more specifically described in the accompanying proxy statement. For Against Abstain . . . Proposal No. 3: To approve a series of alternate amendments to GTx’s Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split at a reverse stock split ratio ranging from one-for-five (1:5) and onefor- fifteen (1:15), inclusive, and a corresponding reduction in the total number of authorized shares of GTx’s common stock, as more specifically described in the accompanying proxy statement. For Against Abstain . . . Proposal No. 5: To ratify the appointment of Ernst & Young LLP as GTx's independent registered public accounting firm for the fiscal year ending December 31, 2015. For Against Abstain . . . B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. C Authorized Signatures – This Section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outline below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 5, 2015. Vote by Internet • Go to www.envisionreports.com/GTXI • Or scan the QR code with your smartphone; and • Follow the steps outline on the secure website Vote by Telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Annual Meeting Proxy Card THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GTX, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2015. The undersigned hereby appoints Henry P. Doggrell and Jason T. Shackelford, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of GTx, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of GTx, Inc. to be held at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103, on Wednesday, May 6, 2015 at 4:00 p.m. Central Daylight Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 and 5, AS MORE SPECIFICALLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. IN THEIR DISCRETION, THE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 6, 2015 at the Toyota Center, 175 Toyota Plaza, Memphis, Tennessee 38103. The proxy statement and annual report to stockholders are available at www.edocumentview.com/GTXI THANK YOU FOR VOTING (Items to be voted appear on reverse side.)